UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

ACTIVISION BLIZZARD, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2022 ANNUAL MEETING

OF SHAREHOLDERS AND PROXY STATEMENT

June 21, 2022

April 29, 2022

DEAR SHAREHOLDERS:

Throughout 2021, Activision Blizzard continued to engage the world through epic entertainment. We upheld our legacy of delivering great games to more than 350 million players globally—providing people a sense of community, excitement, and joy. We are incredibly proud of our team members for their unwavering dedication, creativity, and passion; our Company’s continued success is the result of the continued commitment to excellence demonstrated by our talented employees in 15 countries.

Activision Blizzard has some of the world’s largest audiences, most recognizable intellectual properties, and iconic games. These unique assets—developed over three decades—enabled us to deliver long-term financial performance and value creation for shareholders. In 2021, we delivered record full-year GAAP results, growing GAAP revenue 9%, GAAP operating profit 19%, and GAAP EPS 22%, in each case year-over-year. Net bookings was broadly consistent at 1% lower year-over-year, following historic and unprecedented performance in 2020.

Our performance last year was driven by our increased investment in our most successful franchises and the commitment and focus of our dedicated employees. The King business and its Candy Crush™ franchise grew strongly; King passed the $1 billion annual operating income milestone for the first time. In the Call of Duty® franchise, full year results benefited from the availability of free-to-play experiences across PC, console, and mobile devices. While Call of Duty: Vanguard did not meet our expectations, we are planning the most ambitious effort in franchise history and expect significant improvement in franchise performance. World of Warcraft® continues to remain vibrant after almost two decades of delighting players. And, of course, we have exciting efforts underway for many of our other franchises, as well as new potential franchises on which we previously reported.

Our strategy of increasing reach, engagement, and player investment for our largest, globally-recognized intellectual properties, combined with our track record of focus and operational excellence, should allow Activision Blizzard to continue to deliver superior operating results over time. This approach has also driven substantial long-term value creation for our shareholders. If you had invested $1,000 in our Company at the end of 1991, your investment, including dividend reinvestment, would have been worth $63,650 at the end of 2021, or more than three times the S&P 500’s $20,822. During that same period, our market capitalization grew from less than $10 million in 1991 to over $50 billion.

Proposed Microsoft Transaction

In January of this year, we announced that we entered into a merger agreement with Microsoft Corporation. Microsoft has agreed to acquire all outstanding shares of Activision Blizzard for $95 per share in cash(1). Upon the closing of the transaction, Activision Blizzard will cease to be a publicly traded company but our mission to deliver the world’s best interactive entertainment will continue with greater resources and opportunity.

This combination represents an exciting, new phase of our Company’s journey to continue delivering fun, joy, and connection through epic entertainment. The combination of Activision Blizzard’s world-class talent and extraordinary franchises with Microsoft’s technology, distribution, even greater access to talent, ambitious vision, and shared commitment to a welcoming and inclusive workplace will help ensure our continued success in an increasingly competitive industry.

(1)

For additional information related to the Agreement and Plan of Merger, dated as of January 18, 2022, by and among Activision Blizzard, Microsoft Corporation, and Anchorage Merger Sub Inc., a wholly owned subsidiary of Microsoft Corporation, please refer to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2022, and other relevant materials in connection with the proposed transaction that we may file with the SEC containing important information about Activision Blizzard and the merger.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	1

Activision Blizzard’s Board of Directors believe this is the right transaction with the right partner at the right time. The price of $95 per share in cash delivers a premium of approximately 45 percent to Activision Blizzard’s share price as of January 14, 2022, the last trading day before the merger was announced. The proposed transaction has been approved by Activision Blizzard’s shareholders and is expected to close in Microsoft’s fiscal year ending June 30, 2023, subject to the satisfaction of customary regulatory approvals, and other customary closing conditions. Until that time, both companies will continue to operate independently.

Ensuring a Safe and Diverse Working Environment

Activision Blizzard has implemented a number of initiatives designed to enhance our workplace culture. Maintaining the very best workplace remains our focus, and we believe having such a workplace will give us a competitive advantage in attracting and retaining the highly in-demand talent we need to operate successfully.

We intend for Activision Blizzard to be recognized as a model for other companies to emulate in the areas of inclusion, respect, and safety. We have made achieving this objective a top priority for the near and long term as we believe this will enable us to deliver the very best games for our players and returns for our shareholders.

In 2021, we made a number of workplace-related commitments and significant progress toward achieving them. We announced new resources, commitments, and investment in our workplace with respect to the prevention of harassment, discrimination, and retaliation. We announced the launch of a new, more stringent approach to harassment Company-wide. We implemented several more aggressive measures in October 2021: we adopted a new policy waiving mandatory arbitration of individual sexual harassment, unlawful discrimination, or related retaliation claims arising from conduct after October 28, 2021; we began releasing data on the Company’s pay equity analyses; we released detailed U.S. representation data; and we again increased investment in training and compliance. While our benefits programs are very generous and provide a broad set of programs designed to support the health and personal needs of a diverse population, we also improved programs for a larger portion of our employees, including increased holiday, sick, and vacation time off. We have increased investment in our people, including converting approximately 500 temporary workers to full-time employees in 2021 and converting more than 1,000 this year, with most receiving increased pay and expanded benefits. Our effort to continuously improve our workplace is ongoing. We will strive to strengthen our culture and remain committed to an exemplary work environment for all employees.

Commitment to Good Governance

At Activision Blizzard, we have always been committed to maintaining an active dialogue with stakeholders. Last year, as a direct result of conversations with our stakeholders, we undertook a review of—and again improved—various policies and practices related to executive compensation and human capital management. In November 2021, the Board of Directors established a Workplace Responsibility Committee to oversee workforce initiatives and ensure our accountability as we deliver on our pledges.

We continue to broaden the diversity, skills, and experiences of our Board as part of our ongoing commitment to refreshing our Board. We recently announced Lulu Cheng Meservey’s appointment to our Board of Directors and Kerry Carr’s nomination for election at our 2022 Annual Meeting. In addition, we announced Hendrik J. Hartong III and Casey Wasserman have chosen to not stand for re-election. We are extremely grateful for Henk’s and Casey’s commitment to Activision Blizzard and strategic leadership and counsel over the years.

This is a very exciting time for our Company. While this past year had unique challenges, we have experienced three decades of extraordinary success, and we remain optimistic about our future. We would like to express our appreciation to the Activision Blizzard leadership team and our employees, who have been instrumental to our success. We remain grateful to our shareholders and debt holders, for your continued support and investment in Activision Blizzard.

Sincerely,

Robert A. Kotick	Brian Kelly

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MEETING INFORMATION
WHEN Tuesday, June 21, 2022, 9:00 a.m., Pacific Time	WHERE Via live audio webcast at: https://viewproxy.com/ATVI/2022
WAYS TO VOTE
BY INTERNET www.proxyvote.com	BY TELEPHONE Call (800) 690-6903 or the number on your proxy card.	BY MAIL Sign, date, and return your proxy card.

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Activision Blizzard, Inc. will be held via live audio webcast, on Tuesday, June 21, 2022, at 9:00 a.m., Pacific Time.

To attend the meeting, visit https://viewproxy.com/ATVI/2022. Certain materials customarily made available at shareholder meetings (including the proxy materials and our shareholder list) will be available during the virtual meeting. Additional details regarding the logistics of the meeting can be found in the accompanying proxy statement, on the Investor Relations section of our website (https://investor.activision.com), and at https://materials.proxyvote.com/00507V.

Our Board of Directors set April 22, 2022, as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

We will be mailing a notice regarding the Internet availability of these proxy materials (containing instructions on how to access the proxy materials and vote shares through the Internet) to shareholders on or about April 29, 2022.

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Shareholders are being asked to vote on the following matters at the 2022 annual meeting of shareholders.

OUR BOARD’S RECOMMENDATION

Proposal 1. Election of Directors (page 18)

Our Board and its Nominating and Corporate Governance Committee believe our ten director nominees are well-qualified to provide oversight of the Company’s business for the benefit of all of the Company’s shareholders

FOR

Proposal 2. Advisory vote to approve our executive compensation (page 52)

Our Board and its Compensation Committee believe our compensation policies and practices enable us to deliver superior returns to our shareholders and to motivate, attract, and retain the key executive talent necessary for our long-term success

FOR

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (page 132)

Our Board and its Audit Committee believe that continuing to retain PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and our shareholders

FOR

Proposal 4. Shareholder proposal regarding the nomination of an employee representative director (page 134)

Our Board unanimously recommends that you vote AGAINST the shareholder proposal regarding the nomination of an employee representative director

AGAINST

Proposal 5. Shareholder proposal regarding the preparation of a report about the Company’s efforts to prevent abuse, harassment, and discrimination (page 137)

Our Board unanimously recommends that you vote AGAINST the shareholder proposal regarding the preparation of a report about the Company’s efforts to prevent abuse, harassment, and discrimination

AGAINST

Your vote is important. Even if you plan to attend the virtual meeting, I urge you to promptly submit a proxy to vote your shares by following the instructions on page 147 of the enclosed proxy statement. If you attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

By Order of the Board of Directors

Frances Fragos Townsend
Corporate Secretary
April 29, 2022

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday,
June 21, 2022.
The proxy statement and our 2021 annual report to shareholders are both available at:
https://materials.proxyvote.com/00507V

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TABLE OF CONTENTS
Proxy Summary	7
Proposal 1 Election of Directors	18
Corporate Governance Matters	26
Director Compensation	48
Proposal 2 Advisory Vote to Approve the Company’s Executive Compensation	52
Compensation Committee Letter	53
Compensation Discussion and Analysis	55
Compensation Committee Report	86
Executive Compensation Tables	87
Certain Relationships and Related Person Transactions	128
Audit-Related Matters	130
Proposal 3 Ratification of Appointment of Independent Registered Public Accounting Firm	132
Proposal 4 Shareholder Proposal Regarding the Nomination of an Employee Representative Director	134
Proposal 5 Shareholder Proposal Regarding the Preparation of a Report about the company’s Efforts to Prevent Abuse, Harassment, and Discrimination	137
Beneficial Ownership Matters	141
Equity Compensation Plan Information	144
Information About the 2022 Annual Meeting	145
Director Nominations and Other Shareholder Proposals for our 2023 Annual Meeting	149
Availability of Proxy Materials on the Internet; Delivery of Documents to Security Holders Sharing an Address; Financial and Other Information	151
Other Matters	152
Helpful Resources	153

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement for the 2022 annual meeting of the shareholders of Activision Blizzard, Inc., a Delaware corporation (the “Company”). This summary does not contain all the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the Company’s 2021 performance, please review our 2021 annual report, which is being provided to our shareholders at the same time as this proxy statement.

HOW OUR 2021 FINANCIAL PERFORMANCE BUILT ON A BREAKOUT 2020

Activision Blizzard delivered record full-year GAAP results in 2021, growing net revenues 9% year-over-year, operating profit 19% year-over-year, EPS 22% year-over-year, and operating cash flow 7% year-over-year, building upon very strong results in 2020. Net bookings, which is an operating metric, was broadly consistent at 1% lower year-over-year, following the Company's historic and unprecedented performance in 2020.

This performance was driven by increased investment in our biggest franchises and opportunities, and the commitment and focus of our talented employees despite the ongoing challenges of working remotely. Growing our developer base remains one of our strategic priorities, and we increased our developer headcount in 2021, adding hundreds of talented professionals to our teams.

$6.5
$8.1
$8.8
2019
2020
2021

NET REVENUES ($B)

$1.6
$2.7
$3.3
2019
2020
2021

OPERATING INCOME ($B)

$1.95
$2.82
$3.44
2019
2020
2021

EARNINGS PER DILUTED SHARE ($)

$6.4
$8.4
$8.4
2019
2020
2021

NET BOOKINGS ($B)

$1.8
$2.3
$2.4
2019
2020
2021

OPERATING CASH FLOW ($B)

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EXECUTIVE COMPENSATION HIGHLIGHTS

Our executive compensation program is designed to motivate and reward exceptional performance, while holding executives accountable for driving future growth.

A majority of the shareholders who voted at our 2021 annual meeting, representing approximately 56% of the total votes cast, voted in support of our say-on-pay proposal. Going forward, our program is better designed to align executive performance and compensation with the interests of our shareholders. We continued our dialogue with shareholders throughout 2021 and heard that many of our investors approved of the changes we implemented in our executive pay practices. Those changes included making substantial adjustments to our CEO’s compensation, increasing the focus on financial performance and adding ESG objectives in our short-term incentive plan, placing more emphasis on performance-based equity incentive awards, and increasing disclosure around executive pay decision-making.

Compensation Aligns Pay with Performance

In recent years, the Company has continued to deliver financial success, including through launching free-to-play and mobile offerings in the multi-billion-dollar Call of Duty franchise, creating new experiences for World of Warcraft®, and driving growth in in-game spending and advertising for Candy Crush.

While our 2021 results represent strong performance following a very successful 2020, the Company did not reach all the financial targets that management established and our Board approved. As discussed in detail herein, this performance was directly reflected in our executive compensation, including a zero payout for our annual incentive plan, and an average payout of 41% on our performance-based stock awards based in whole or in part on 2021 performance.

For a further discussion of how our 2021 performance impacted executive compensation, please see “Executive Compensation—Compensation Discussion and Analysis,” which begins on page 55 of this proxy statement.

Reduction to CEO Compensation

Our Compensation Committee took steps in April 2021 to specifically address feedback from our shareholders by both amending our CEO’s employment agreement and extending it through March 31, 2023, including:

•

Substantially reducing his target cash compensation, which brought his base salary and target bonus below the 25th percentile of the combined base salary and target bonus of our peer group CEOs;

•

Limiting the target grant date value of his annual long-term incentive awards for 2021 and 2022 to no greater than the 50th percentile of the peer CEO LTI grant values and ensuring these awards are denominated in performance-vesting restricted share units; and

•

Eliminating applicability of certain provisions, including:

–

the “shareholder value creation incentive” that created the potential for increased levels of vesting on certain performance-based awards if the Company achieved significant stock price appreciation (see “Executive Compensation—Employment Agreements—Robert Kotick—Shareholder Value Creation Incentive” below); and

–

the “transformative transaction award” that created the potential for an additional payment in the event of a transformative transaction (see “Executive Compensation—Employment Agreements—Robert Kotick—Transformative Transaction Award” below).

Further, in October 2021, Mr. Kotick asked that his total compensation be reduced to the lowest amount permitted to be paid to exempt employees under California law until the Company has made appropriate progress toward the achievement of the Transformational Goals (as defined below under “Corporate Governance Matters—Workplace and Culture”). Mr. Kotick’s annual base salary was reduced to $62,500, effective as of October 28, 2021, and he did not receive an equity award or a bonus award for 2021. The base salaries for each of our other NEOs have not changed since they became executive officers.

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For a further discussion about Mr. Kotick’s compensation, please see “Executive Compensation—Compensation Discussion and Analysis,” which begins on page 55 of this proxy statement.

HOW WE ENSURE A SAFE AND DIVERSE WORKING ENVIRONMENT

We are committed to becoming the most welcoming, inclusive company in our industry. Our continued success and growth are directly related to our ability to attract, recruit, enable, retain, and develop diverse and innovative talent.

During 2021, the Company worked to address concerns raised regarding our workplace and related matters. Company leadership has committed to take action to produce meaningful change and provide employees with the resources and support they need to succeed in our collective aspiration to be the model workplace in our industry.

Steps we have taken to improve our workplace and address concerns include:

•

In November 2021, our Board formed a Workplace Responsibility Committee (see “Corporate Governance Matters—Workplace and Culture”), which currently consists of three independent directors, to oversee the Company’s progress in successfully implementing new and updated workplace policies, procedures, and commitments. In consultation with management, the Workplace Responsibility Committee is responsible for developing key performance indicators and/or other means to measure progress and ensure accountability. The committee has begun receiving progress reports from executive management and briefing the full Board.

•

We have investigated—and will continue to investigate—complaints of harassment, discrimination, and retaliation raised through various reporting channels. In October 2021, we combined our investigations groups into one centralized “investigations unit” within the ethics & compliance team. This centralized unit, with expanded resources, increases our ability to conduct prompt investigations and maintain and measure consistency throughout investigations of all types and across the Company.

•

For any Activision Blizzard employee who chooses not to arbitrate an individual claim of sexual harassment, unlawful discrimination, or related retaliation arising after October 28, 2021, the Company will waive any obligation to do so.

•

We are committed to continuing to grow our investment in anti-harassment and anti-discrimination training resources.

•

Our ”Way2Play Heroes”—volunteers who help our other employees understand their reporting options, champion speaking up, and provide feedback and advice on how to strengthen our overall ethics & compliance program—are receiving additional resources and recognition (including an additional personal day each quarter) through an overall expansion of the program.

•

In October 2021, we announced the launch of a new Company-wide zero-tolerance harassment policy.

•

In November 2021, we announced a global drug and alcohol policy for Company-sponsored events and zero tolerance for alcohol consumption in the workplace.

•

In December 2021, we launched “Upward Feedback,” an annual process where employees share constructive, actionable feedback with their managers through an anonymous survey. This feedback—about each people manager's inclusive behaviors and commitment to living our values—will be considered in the annual evaluation of each manager’s performance.

•

We removed content from our games that we believe to be inappropriate.

•

We released our “U.S. Pay Equity Review 2020” in October 2021.

•

We released our "2021 Representation Data" report in December 2021.

For further discussion of steps we have taken to improve our workplace, please see “Corporate Governance—Workplace and Culture,” which begins on page 41 of this proxy statement.

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OUR DIRECTOR NOMINEES

Set forth below is information about the nominees for election to our Board of Directors, each of whom currently serves on the Board except for Kerry Carr, including the Board committees on which each will serve following the 2022 annual meeting (pending, in each case, their election or re-election by our shareholders):

Name/ Principal Occupation	Age	Director Since	Independent	Committee Memberships
				Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Workplace Responsibility Committee
Reveta Bowers Interim Head of School of the Center for Early Education	73	2018
Kerry Carr Senior Vice President Global Performance Management, Revenue Growth Management and Shared Services of Bacardi	59	—
Robert Corti Retired CFO of Avon Products	72	2003
Brian Kelly (Chairman) Chairman of the Board of Activision Blizzard	59	1995	—
Robert Kotick CEO of Activision Blizzard	59	1991	—
Lulu Meservey Vice President of Communications at Substack	35	2022
Barry Meyer Retired Chairman and CEO of Warner Bros. Entertainment	78	2014
Robert Morgado (Lead Independent Director) Retired Chairman and CEO of Warner Music Group	79	1997
Peter Nolan Senior Advisor to Leonard Green & Partners	63	2013
Dawn Ostroff Chief Content and Advertising Business Officer of Spotify	62	2020
Member
Chairperson
Financial Expert

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Summary of Director Nominee Experience and Qualifications

Below is a summary of some of the skills, experience, and expertise our Board believes are most relevant in light of the Company’s business and strategy. While these were among the attributes considered by the Board in connection with this year’s director nomination process, the following matrix does not encompass all experience, qualifications, attributes, or skills of our director nominees.

	Gaming Industry	Entertainment Industry	Technology/ Digital	Audit/ Accounting	Financial/ Capital Allocation	Public Company Executive	Public Board Experience	International Expertise	Educational Experience
Reveta Bowers
Kerry Carr
Robert Corti
Brian Kelly
Robert Kotick
Lulu Meservey
Barry Meyer
Robert Morgado
Peter Nolan
Dawn Ostroff
Total	3	7	7	3	7	7	7	8	5

For a further discussion about our director nominees, please see “Proposal 1—Election of Directors—Information About Our Director Nominees,” which begins on page 18 of this proxy statement.

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CORPORATE GOVERNANCE HIGHLIGHTS

We follow best practices in corporate governance—not just among our peer group, but in the market generally. Highlights of our corporate governance program are shown below.

Accountability to Shareholders
•

Our common stock is our only outstanding class of stock, with one vote per share.

•

Shareholders elect directors every year, for one-year terms, with a majority vote standard for uncontested elections.

•

All shareholder voting matters are decided by a simple majority vote.

•

The proxy access provision in our Bylaws permits certain shareholders to include director nominees in our proxy statements.

•

We have not adopted a “poison pill” or similar anti-takeover provision.

•

Our shareholders have the right to act by written consent.

Board Oversight of Workplace Concerns
•

Our Board’s newly-formed Workplace Responsibility Committee oversees our progress in successfully implementing our new and updated workplace policies, procedures, and commitments.

•

In consultation with management, the Workplace Responsibility Committee is responsible for developing key performance indicators and/or other means to measure progress and ensure accountability.

•

The Workplace Responsibility Committee has begun receiving progress reports from executive management and briefing the full Board.

Board Independence
•

Eight of our ten director nominees are independent, including our new director nominee.

•

The roles of Chairman, Chief Executive Officer, and Lead Independent Director are held by three different people.

•

Our independent directors regularly meet in executive sessions.

•

All members of our Board committees—Audit, Compensation, Nominating and Corporate Governance, and Workplace Responsibility—are independent.

Board Diversity
•

We codified our longstanding commitment to including qualified women and racially/ethnically diverse candidates in the pool from which any new independent director nominee is chosen and publicly committed to apply this practice for all future Board searches.

•

Four of our ten director nominees are women, and three of our ten director nominees identify as underrepresented minorities.

Board Policies and Practices
•

Our Board formally reviews its performance, as well as the performance of its committees, on an annual basis, including to ensure the Board has the appropriate mix of skills and experience to align with our corporate strategy. In addition, the Board and its committees maintain a dialogue in executive session throughout the year focused on strengthening our Board’s performance.

•

Our Board actively engages in chief executive officer succession planning, and regularly reviews succession plans for other executives.

•

Our Compensation Committee annually evaluates our Chief Executive Officer’s performance and determines the most appropriate metrics by which to measure that executive's performance.

Active Board Oversight of Risk Strategy
•

Our Board regularly reviews management’s conclusions and recommendations regarding current and future potential strategic enterprise-level risks, as well as the strategies proposed to mitigate such risks.

•

Our Board assumes an active role in overseeing risk management and in providing strategic guidance for the Company, while delegating certain risk management oversight functions to its committees, each of which regularly reports to our Board.

•

Our Nominating and Corporate Governance Committee actively oversees risks associated with overall governance and Board succession planning, as well as ESG-related matters.

•

Our Audit Committee actively oversees cybersecurity risk.

•

Our Compensation Committee actively oversees risks relating to human capital management.

•

Our Workplace Responsibility Committee actively oversees management’s progress in implementing our new and updated workplace policies, procedures, and commitments

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Risk Mitigation and Alignment of Interests
•

Executive officers and directors are expected to comply with stock ownership guidelines. Our Chief Executive Officer is required to beneficially own shares of our common stock with a value at least equal to 50 times his then-current annual base salary. When our CEO reduced his annual base salary to $875,000, he held shares of our common stock with a value of almost 400 times that salary. He currently holds shares of our common stock with a value of approximately 5,500 times his current annual base salary of $62,500. We do not include restricted stock or restricted stock units in determining compliance with these requirements.

•

In the event of an earnings restatement due to the misconduct of an officer, we have a policy that enables us to “claw back” certain performance-based compensation (both cash and equity) paid or awarded to such officer.

•

We prohibit our employees (including executives) and directors from “shorting” Company stock, engaging in “puts,” “calls,” or other hedging transactions involving Company stock, or using margin accounts with Company stock.

•

We prohibit our directors, NEOs and other Section 16 officers, and the President of each of Activision Publishing, Blizzard, and King from pledging Company securities as collateral for any type of loan.

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PROXY STATEMENT
GENERAL

PURPOSE OF THIS PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by our Board of Directors (our “Board”) of proxies from holders of issued and outstanding shares of the Company’s common stock (“Common Stock”). The proxies being solicited will be used at the annual meeting of our shareholders to be held on Tuesday, June 21, 2022, via live audio webcast at https://viewproxy.com/ATVI/2022, at 9:00 a.m., Pacific Time, and at any adjournment or postponement of the meeting (the “Annual Meeting”). All references in this proxy statement to “the Company,” “we,” “us,” “our,” and “Activision Blizzard” refer to Activision Blizzard, Inc.

FINANCIAL MEASURES USED IN THIS PROXY STATEMENT

Use of Non-GAAP Financial Measures

All financial measures used in this proxy statement are presented in accordance with generally accepted accounting principles (“GAAP”), unless explicitly identified as non-GAAP. Internally, as a supplement to our GAAP financial measures, management uses certain non-GAAP financial measures to assess our operating results, as well as for planning and forecasting. In particular, management believes these measures facilitate a comparison of operating performance between periods and an understanding of Activision Blizzard’s operating results by excluding certain items that may not be indicative of the Company’s core business, operating results, or future outlook. These non-GAAP measures are not intended to be considered in isolation from, as a substitute for, or as more important than financial information prepared and presented in accordance with GAAP. In addition, non-GAAP measures have limitations in that they do not reflect all of the items associated with the Company’s results of operations as determined in accordance with GAAP. In the future, Activision Blizzard may consider whether other significant non-recurring items should also be excluded in calculating the non-GAAP measures used by the Company.

Our non-GAAP measures are not based on a comprehensive set of accounting rules or principles, and such measures do not have a standardized meaning across companies. Therefore, other companies may use the same or similarly named measures, but exclude different items, which may not give investors an accurate way to compare Activision Blizzard’s performance to the performance of other companies.

Financial Metrics Used to Measure 2021 Compensation-Related Performance

Consistent with past years, the financial objectives used by management and our Compensation Committee to assess our employees’ 2021 performance were based on adjusted non-GAAP measures rather than the non-GAAP measures we use when reporting our financial results. Unlike our non-GAAP measures, adjusted non-GAAP measures exclude the impact of deferrals from our revenue accounting treatment on certain of our online-enabled products. Internally, management uses these adjusted non-GAAP measures in assessing our operating results, and they inform our planning and forecasting. Management believes this is appropriate because these adjusted non-GAAP measures enable management to analyze performance based on the timing of actual transactions with our customers and can provide a more timely indication of trends in our operating results. Since management and our Compensation Committee continue to believe that these adjusted non-GAAP measures are an effective way to internally assess our operating performance, the Company expects to continue using them when defining compensation-related performance objectives in the future.

The Compensation Committee used the following adjusted non-GAAP measures to assess the 2021 performance of one or more of our named executive officers (our “named executive officers” or “NEOs”).

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•

“AB Adjusted EPS” is calculated by dividing the AB Adjusted Net Income by the weighted average diluted shares outstanding, where “AB Adjusted Net Income” means Activision Blizzard’s GAAP net income, excluding the impacts from the items noted below under “AB Adjusted OI,” along with the associated tax impacts of those items, and losses incurred on extinguishment of debt from redemption activities and the associated tax impact.

•

“AB Adjusted Free Cash Flow” means Activision Blizzard’s GAAP cash flows from operating activities, less capital expenditures, and excluding certain unplanned one-time items or other adjustments related to impacts identified as being excluded from AB Adjusted OI.

•

“AB Adjusted OI” means Activision Blizzard’s GAAP operating income, excluding the impacts from: share-based compensation (other than $160 million of share-based compensation related to achievement against 2021 performance targets that otherwise would have been included in our reportable segment operating income); amortization of intangibles from purchase price accounting, restructuring and related charges; and the deferral of revenues and recognition of deferred revenues, along with related cost of revenues, on certain of our online enabled products.

Consistent with past years, at the time it established the measures to be used to assess 2021 financial performance for compensation purposes, the Compensation Committee reserved the discretion, when measuring performance, to exclude the impact of any extraordinary transaction (i.e., a non-recurring corporate transaction or legal expense matter that results in expenses exceeding $10 million for the year). For 2021, $26 million in legal and other related expenses were excluded from both AB Adjusted OI and AB Adjusted EPS and $18 million of related cash payments were excluded from AB Adjusted Free Cash Flow.

Further, when a financial measure is used to assess performance underlying a bonus opportunity under our Corporate Annual Incentive Plan (the “CAIP”) or an equity award the performance of which is determined by reference to an annual operating plan approved by our Board (such plan for any given year, the “AOP”) or long-range strategic plan, constant foreign exchange rates are assumed, which means we convert current period results into dollars using the average exchange rate at the time we established the targets (e.g., at the time the relevant AOP was established), rather than the actual exchange rates during the relevant period.

References to U.S. Dollars

All dollar amounts referred to in or contemplated by this proxy statement refer to United States (“U.S.”) dollars.

Cautionary Statement with Respect to Forward-Looking Statements

This proxy statement contains, or incorporates by reference, statements reflecting our views about our future performance that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements consist of any statement other than a recitation of historical facts and include, but are not limited to: (1) projections of revenues, expenses, income or loss, earnings or loss per share, cash flow, or other financial items; (2) statements of our plans and objectives, including those related to releases of products or services and restructuring activities; (3) statements of future financial or operating performance, including the impact of tax items thereon; (4) expectations concerning vesting and satisfaction of performance conditions with respect to equity awards; (5) statements regarding the proposed transaction between Activision Blizzard and Microsoft Corporation (“Microsoft”) (such transaction, “the proposed transaction with Microsoft”), including any statements regarding the expected timetable for completing the proposed transaction with Microsoft, the ability to complete the proposed transaction with Microsoft, and the expected benefits of the proposed transaction with Microsoft; and (6) statements of assumptions underlying such statements. Activision Blizzard generally uses words such as “outlook,” “forecast,” “will,” “could,” “should,” “would,” “to be,” “plan,” “aims,” “believes,” “may,” “might,” “expects,” “intends,” “seeks,” “anticipates,” “estimate,” “future,” “positioned,” “potential,” “project,” “remain,” “scheduled,” “set to,” “subject to,” “upcoming,” and the negative version of these words and other similar words and expressions to help identify forward-looking statements. Forward-looking statements are subject to business and economic risks, reflect management’s current expectations, estimates, and projections about our business, and are inherently uncertain and difficult to predict.

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We caution that a number of important factors, many of which are beyond our control, could cause our actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements. Such factors include, but are not limited to: the risk that the proposed transaction with Microsoft may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; the failure to satisfy the conditions to the consummation of the proposed transaction with Microsoft, including the receipt of certain governmental and regulatory approvals; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated as of January 18, 2022, by and among Activision Blizzard, Microsoft, and Anchorage Merger Sub Inc., a wholly owned subsidiary of Microsoft (the “Microsoft Merger Agreement”); the effect of the announcement or pendency of the proposed transaction with Microsoft on our business relationships, operating results, and business generally; risks that the proposed transaction with Microsoft disrupts our current plans and operations and potential difficulties in employee retention as a result of the proposed transaction with Microsoft; risks related to diverting management’s attention from ongoing business operations; the outcome of any legal proceedings that have been or may be instituted against us related to the Microsoft Merger Agreement or the transactions contemplated thereby; restrictions during the pendency of the proposed transaction with Microsoft that may impact our ability to pursue certain business opportunities or strategic transactions; the potential for receipt of alternative acquisition proposals from potential acquirors; the global impact of the ongoing COVID-19 pandemic (including, without limitation, the potential for significant short- and long-term global unemployment and economic weakness and a resulting impact on global discretionary spending; potential strain on the retailers, distributors, and manufacturers who sell our physical products to customers and the platform providers on whose networks and consoles certain of our games are available; effects on our ability to release our content in a timely manner and with effective quality control; effects on our ability to prevent cybersecurity incidents while our workforce is disbursed; effects on the operations of our professional esports leagues; the impact of large-scale intervention by the Federal Reserve and other central banks around the world, including the impact on interest rates; increased demand for our games due to stay-at-home orders and curtailment of other forms of entertainment, which may not be sustained and may fluctuate as stay-at-home orders are reduced, lifted, and/or reinstated; macroeconomic impacts arising from the long duration of the COVID-19 pandemic, including labor shortages and supply chain disruptions; and volatility in foreign exchange rates); our ability to consistently deliver popular, high-quality titles in a timely manner, which has been made more difficult as a result of the COVID-19 pandemic; our ability to satisfy the expectations of consumers with respect to our brands, games, services, and/or business practices; negative impacts on our business from concerns regarding our workplace; our ability to attract, retain, and motivate skilled personnel; competition; concentration of revenue among a small number of franchises; negative impacts from unionization or attempts to unionize by our workforce; rapid changes in technology and industry standards; increasing importance of revenues derived from digital distribution channels; our ability to manage growth in the scope and complexity of our business; substantial influence of third-party platform providers over our products and costs; success and availability of video game consoles manufactured by third parties, including our ability to predict the consoles that will be most successful in the marketplace and develop commercially-successful products for those consoles; risks associated with the free-to-play business model, including our dependence on a relatively small number of consumers for a significant portion of revenues and profits from any given game; risks and uncertainties of conducting business outside the U.S., including the need for regulatory approval to operate, impacts on our business arising from the current conflict between Russia and Ukraine, the relatively weaker protection for our intellectual property rights, and the impact of cultural differences on consumer preferences; risks associated with the retail sales business model; our ability to realize the expected benefits of our recent restructuring actions; difficulties in integrating acquired businesses or otherwise realizing the anticipated benefits of strategic transactions; the seasonality in the sale of our products; fluctuation in our recurring business; risks relating to behavior of our distributors, retailers, development, and licensing partners, or other affiliated third parties that may harm our brands or business operations; our reliance on tools and technologies owned by third parties; risks associated with our use of open source software; risks associated with undisclosed content or features that may result in consumers’ refusal to buy or retailers’ refusal to sell our products; risks associated with objectionable consumer- or other third-party-created content; outages, disruptions or degradations in our services, products, and/or technological infrastructure; data breaches, fraudulent activity, and other cybersecurity risks; significant disruption during our live events; risks related to the impacts of catastrophic events; climate change; provisions in our corporate documents that may make it more difficult for any person to acquire control of our company; ongoing legal proceedings

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related to workplace concerns and otherwise, including the impact of the complaint filed in 2021 by the California Department of Fair Employment and Housing alleging violations of the California Fair Employment and Housing Act and the California Equal Pay Act and separate investigations and complaints by other parties and regulators related to certain employment practices and related disclosures; successful implementation of the requirements of the court-approved consent decree with the Equal Employment Opportunity Commission (“EEOC”); intellectual property claims; increasing regulation in key territories; regulation relating to the Internet, including potential harm from laws impacting “net neutrality”; regulation concerning data privacy, including China’s recently passed Personal Information Protection Law; scrutiny regarding the appropriateness of our games’ content, including ratings assigned by third parties; changes in tax rates and/or tax laws or exposure to additional tax liabilities; fluctuations in currency exchange rates; impacts of changes in financial accounting standards; insolvency or business failure of any of our business partners, which has been magnified as a result of the COVID-19 pandemic; risks associated with our reliance on discretionary spending; and the other factors included in “Risk Factors” included in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 25, 2022 (our “2021 10-K”).

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PROPOSAL 1    ELECTION OF DIRECTORS

GENERAL

Our shareholders are being asked to elect ten directors at the Annual Meeting. Those elected will serve for a one-year term and until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation, or removal. Unless shareholders instruct otherwise, proxies solicited by this proxy statement will be voted for the election of the ten nominees. However, if any nominee becomes unable to serve or, for good cause, will not serve as a director at the Annual Meeting, the proxy may be voted for a substitute designated by our Board.

HOW WE IDENTIFY CANDIDATES FOR OUR BOARD

Nominating and Corporate Governance Committee Process

The Nominating and Corporate Governance Committee identifies and evaluates potential candidates to serve on our Board. The committee may consider candidates suggested by its members, other directors, senior management, and, as described immediately below, our shareholders. In addition, the Nominating and Corporate Governance Committee may, at the Company’s expense, retain search firms, consultants, and other advisors to identify, screen, or evaluate candidates.

This year’s nominees include two new persons. Ms. Meservey joined our Board in April 2022 and is standing for re-election by our shareholders for the first time at the Annual Meeting. In addition, our Board has nominated Ms. Carr to stand for election at the Annual Meeting. Potential candidates for both of these nominations were recommended by a third-party search firm, as well as members of the Board. Members of the Nominating and Corporate Governance Committee considered multiple candidates so recommended, including Mses. Carr and Meservey, both of whom were recommended by members of our Board and the third-party search firm. Each potential candidate was evaluated based on the established criteria for persons to be nominated, including the perceived needs of our Board at the time, as described below. The Nominating and Corporate Governance Committee determined that Mses. Carr and Meservey both met these criteria and, further, that they were the best qualified of the potential candidates considered for nomination to join our Board. The nomination of each was recommended by the Nominating and Corporate Governance Committee and approved by our Board.

How Shareholders Can Recommend Director Candidates

Our shareholders may recommend independent director nominees directly to the Nominating and Corporate Governance Committee. Shareholders should submit their recommendations in writing and include the following information:

•

the name, address, phone number, and email address of the shareholder and evidence of the shareholder’s ownership of our Common Stock, including the number of shares beneficially owned by such person and the length of time of such ownership;

•

the name of the director candidate, the candidate’s address, phone number, and email address, the candidate’s resume or a list of the individual’s qualifications to be a director of Activision Blizzard, and the candidate’s consent to be named a director, if nominated, and to serve as a director, if elected; and

•

a description of any agreements, arrangements, understandings, or relationships between the shareholder and the director candidate and any other persons (by name), pursuant to which the recommendation is made.

In addition, shareholders may submit nominees directly to our shareholders for election at an annual meeting. For more information, please see “Director Nominations and Other Shareholder Proposals for Our 2023 Annual Meeting” below.

Candidates recommended by shareholders are evaluated using the same criteria as are applied for all other candidates.

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Characteristics of Our Director Nominees

Experience and Skills

We believe an effective board of directors has members with a diverse set of perspectives, backgrounds, and experiences that provide the collective skills, expertise, and independence necessary to promote independent oversight. As a company with a global customer base in the interactive entertainment industry, we consider leadership abilities gained from senior roles as executive officers or board members of large, global corporations in the media, entertainment, or technology fields to be particularly relevant to our business. Typically, the skills we consider critical are the following:

Experience and Skills
Gaming Industry Expertise	Educational Expertise	Audit/Accounting Expertise
Technology/Digital Industry Expertise	International Operations Experience	Public Company Board Experience
Financial/Capital Allocation Expertise	Entertainment Industry Expertise	Public Company Executive Experience

The Nominating and Corporate Governance Committee also considers the following attributes: personal and professional integrity; character; business judgment; time availability in light of other commitments; and independence. The committee evaluates all nominees individually to ensure their experience, skills, and other attributes are consistent with the interests of our shareholders and complement our Board’s composition and needs.

Personal Diversity

The Nominating and Corporate Governance Committee also takes diversity into account and, to that end, has committed that the pool from which new independent director nominees are chosen will include qualified women and racially/ethnically diverse candidates. The following chart provides diversity information with respect to our director nominees.

Board Diversity Matrix as of April 29, 2022
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	6	—	—
Part II: Demographic Background
African American or Black	1	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	1	—	—
White	2	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+		—
Did Not Disclose Demographic Background		—
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With the addition to our Board of Ms. Meservey, the Board satisfies California requirements with respect to the number of women on our Board—and, upon the election of Ms. Carr, will exceed them. In addition, our Board currently exceeds California requirements with respect to the number of directors from underrepresented communities (individuals who self-identify as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identify as gay, lesbian, bisexual, or transgender).

INFORMATION ABOUT OUR DIRECTOR NOMINEES

We believe all of our director nominees bring or, in the case of our new director nominee, Kerry Carr, will bring, to our Board the practical wisdom and strong professional characteristics, judgment, and leadership abilities necessary to keep our Company performing competitively in the market. The following biographies of our director nominees describe their noteworthy experience, individual qualifications, and skills that we believe contribute, or will contribute, to our Board’s effectiveness and success.

REVETA BOWERS

Independent Director

Interim Head of School of the Center for Early Education

Director
since: 2018

Activision Blizzard Committee Membership(s):

•

Compensation Committee

•

Workplace Responsibility Committee

Age: 73

Ms. Bowers has served as an independent governance and organizational consultant for nonprofit organizations since 2016. From 1972 to 2016, she served as a teacher and administrator at The Center for Early Education, an independent school for children, and on July 1, 2020, she returned as Interim Head of School. From 1993 to 2003, she served on the Board of Directors of The Walt Disney Company, a global entertainment company.

Key Experience/Qualifications:

•

Extensive public board experience, with ten years as an outside director of The Walt Disney Company and as a member of four committees of Disney’s board

•

Serves as Chair of Common Sense Media, a non-profit organization dedicated to helping children use technology responsibly, safely, and effectively

•

Serves as an advocate for the use of gaming and technology to enhance childhood education

Involvement with Other Organization(s):

•

California Teacher Development Collaborative (seminar faculty member)

•

Common Sense Media (Chair Emeritus)

•

Dream Fund for Scholars (Member of Advisory Board)

•

Edward E. Ford Foundation (Member of Board of Advisors)

•

FEDCO Charitable Foundation (Board of Directors)

•

L.A. Philharmonic (Vice Chair of Board of Directors)

•

Rossier School of Education, University of Southern California (Chair of Board of Councilors)

Education:

•

B.A. in humanities from the University of Southern California

•

M.A. in developmental psychology from the College of Developmental Studies

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KERRY CARR

Independent Director Nominee

Senior Vice President Global Performance Management, Revenue Growth Management and Shared Services of Bacardi

New Director Nominee

Activision Blizzard Committee Membership(s):

•

Audit Committee (pending election)

Age: 59

Ms. Carr is the Senior Vice President Global Performance Management, Revenue Growth Management and Shared Services at Bacardi Limited, a privately-held spirits company. She has held the role of Senior Vice President Global Performance Management since April 2020, and in April 2021, became the Senior Vice President Global Performance Management, Revenue Growth Management and Shared Services and was appointed to the CEO’s Global Leadership Team. Prior to that, Ms. Carr served as Global Senior Vice President—Continuous Improvement and Special Projects from 2014 until 2020 at Bacardi. Ms. Carr held a number of positions in finance, operations, supply chain and organizational design before joining Bacardi, including serving as: Executive Vice President, Chief Operating Officer, and Chief Financial Officer at Kid Brands, Inc. from 2012 to 2014 (Kid Brands, Inc. filed a voluntary petition for Chapter 11 bankruptcy in 2014); in positions of increasing responsibility in finance and operations at Avon Products, Inc. from 2003 to 2012; Vice President of Internal Audit and Corporate Security at AT&T Inc. from 2001 to 2003; Senior Vice President & Chief Financial Officer at ABC Television Stations and Radio Group from 1999 to 2001; Vice President Worldwide Management Audit and International Labor Standards Compliance at The Walt Disney Company from 1996 to 1999; Vice President of Internal Audit at Capital Cities/ABC, Inc. from 1991 to 1996; and various financial management and audit roles at Deloitte & Touche from 1985 to 1991.

Key Experience/Qualifications:

•

Finance, operations, supply chain and organizational design expertise through, among others, her roles at Bacardi, The Walt Disney Company, and Avon Products

•

Experience leading global organizations in strategic business planning and driving and overseeing business performance, including in the entertainment and consumer products industries

•

Certified public accountant

Involvement with Other Organization(s):

•

Junior Achievement (Member of Board of Directors)

•

Literacy Volunteers of America (volunteer)

•

Sanctuary for Families Domestic Violence Agency (Member of Board of Directors, Audit Committee and Development Committee)

•

Brooklyn Coalition Against Domestic Violence (Member of Board of Directors)

Education:

•

B.B.A. in public accounting from Hofstra University

ROBERT CORTI

Independent Director

Retired Chief Financial Officer of Avon Products

Director
since: 2003

Activision Blizzard Committee Membership(s):

•

Audit Committee (Chair)

•

Nominating and Corporate Governance Committee (pending re-election)

Age: 72

Mr. Corti worked at Avon Products, a global manufacturer and marketer of beauty and related products, for more than 25 years. He joined Avon as a tax associate in 1976 and held positions of increasing responsibility in the company’s finance department throughout his tenure there, including serving as Executive Vice President and Chief Financial Officer of Avon Products from 1998 until he retired from the Chief Financial Officer role in 2005 and from the Executive Vice President role in 2006.

Key Experience/Qualifications:

•

Financial expertise, particularly accounting and tax experience, gleaned in part from his long tenure in Avon’s finance department

•

Unique perspective of having helped to guide a large public company with international operations through the changing economic and competitive landscape, gained from having served Avon for more than 25 years and working his way up to increasingly senior roles within that organization

•

Consumer products industry experience from his tenure at Avon

•

Certified public accountant

Private Company Directorship(s):

•

Bacardi Limited (since 2006)

Involvement with Other Organization(s):

•

Manhattan Chapter of the Cystic Fibrosis Foundation (Member of Board Of Directors)

Education:

•

B.A. in accounting from Queens College

•

M.B.A. in taxation from St. John’s University

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BRIAN KELLY
Chairman of the Board of Activision Blizzard Director since: 1995 Age: 59

Mr. Kelly has been a director of the Company since 1995. He has served as Chairman of our Board of Directors since 2013 and previously served as the Co-Chairman of our Board from 1998 to 2013. Prior to that, he served in several executive roles for the Company, including as President from 1997 to 1998, as Chief Operating Officer from 1995 to 1998, as Chief Financial Officer from 1991 until 1997, and as Secretary from 1991 until 1997.

Key Experience/Qualifications:

•

Depth of institutional knowledge and understanding of our organization, by virtue of his service as a senior executive of the Company from 1991 until 2008 and as a director of the Company for over 25 years

•

Superior leadership skills, devotion to the Company, and commitment to helping to ensure our ongoing success

Involvement with Other Organization(s):

•

Call of Duty Endowment (Co-Founder)

•

New York-Presbyterian Hospital (Trustee)

•

Juvenile Diabetes Cure Alliance (Founder and Chairman)

•

Brian and Joelle Kelly Family Foundation (Trustee)

Education:

•

B.A. in accounting from Rutgers University

•

J.D. from Fordham University School of Law

ROBERT KOTICK
Chief Executive Officer of Activision Blizzard Director since: 1991 Age: 59

Mr. Kotick, our founder and Chief Executive Officer, has been a director of Activision Blizzard since 1991, when he purchased a significant interest in the Company, which was then on the verge of insolvency. Mr. Kotick was our Chairman and Chief Executive Officer from 1991 until 2008, when he became our President and Chief Executive Officer. He served as President from 2008 until 2017.

Key Experience/Qualifications:

•

Depth of institutional knowledge and understanding of our organization, as well as practical experience in a chief executive officer role, by virtue of his 30 years of service to the Company, including as our Chief Executive Officer and, previously, as our President and the Chairman of our Board

•

Perspective as a board member at a variety of other organizations and experience helping those organizations achieve their diverse goals and overcome a wide range of challenges through changing economic and social times

Other Public Company Directorship(s):

•

The Coca-Cola Company (since 2012)*

Involvement with Other Organization(s):

•

Call of Duty Endowment (Co-Founder and Co-Chairman)

•

Los Angeles County Museum of Art (Vice Chairman of Board and Chairman of Committee of Trustees)

•

Harvard-Westlake School (Member of Board of Trustees)

*

Mr. Kotick has decided not to stand for re-election to The Coca-Cola Company’s board in 2022.

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LULU MESERVEY
Independent Director Vice President of Communications at Substack Director since: 2022 Activision Blizzard Board Committee Membership(s): • Workplace Responsibility Committee Age: 35

Ms. Meservey is the Vice President of Communications at Substack, an online platform for independent publishers of newsletters and podcasts, a role she has held since June 2021. Prior to joining Substack, Ms. Meservey co-founded the communications agency TrailRunner International and served as its Chief Operating Officer from May 2016 to January 2021 and as its President from January 2021 to June 2021. From 2013 to 2016, Ms. Meservey worked in the office of the chairman at McLarty Associates (formerly Kissinger McLarty), a global strategic advisory firm headquartered in Washington, D.C., and she continued to serve as an advisor from 2016 to 2021. Her prior experience includes positions with the World Bank, where she advised on international open data initiatives, the MIT Lincoln Laboratory, where she worked on an international framework of norms in cyberspace, and as a financial analyst at J.P. Morgan.

Key Experience/Qualifications:

•

Expertise in communications, including as a communications executive at a content publishing company and co-founder and executive of a firm focused on corporate and communications

•

Experience in a broad range of disciplines, including tech, finance, policy, and international expansion and financial communications strategy

Involvement with Other Organization(s):

•

TrailRunner International (Advisor)

•

Dr. B (Advisor)

•

Synthesis School (Advisor)

•

The Fletcher School (former Member of Board of Directors)

Education:

•

B.A. in political science from Yale University

•

M.A. in international relations from The Fletcher School of Law and Diplomacy at Tufts University

BARRY MEYER

Independent Director

Retired Chairman and Chief Executive Officer of Warner Bros. Entertainment

Director
since: 2014

Activision Blizzard Board Committee Membership(s):

•

Nominating and Corporate Governance Committee

Age: 78

Mr. Meyer retired as the Chairman of Warner Bros. Entertainment Inc., an American producer of film, television, and music, at the end of 2013. He joined Warner Bros. as a director of business affairs in 1971 and held positions of increasing responsibility throughout his tenure there, eventually serving as Warner Bros.’ Chief Executive Officer and Chairman from 1999 until 2013. Mr. Meyer founded the consulting firm North Ten Mile Associates following his retirement from Warner Bros., and currently serves as the Manager and Co-Chief Executive Officer of that firm.

Key Experience/Qualifications:

•

Over 40 years of leadership and managerial experience in one of the largest entertainment production companies in the world, including serving as its chief executive officer

•

In-depth knowledge of both the business and creative aspects of the entertainment industry from his years at Warner Bros. and the leadership positions he holds in various cultural institutions dedicated to visual and cinematic arts

•

Wealth of experience in nearly every facet of the entertainment industry

•

Deep understanding of the unique challenges faced by large, multinational public companies

Involvement with Other Organization(s):

•

Federal Reserve Bank of San Francisco (former Chairman)

•

Academy of Motion Picture Arts & Sciences (Member)

•

Academy of Television Arts & Sciences (Member and former governor)

•

Hollywood Radio and Television Society (Member)

•

Human Rights Watch (Director Emeritus)

Education:

•

B.A. in English from the University of Rochester

•

J.D. from Case Western Reserve University School of Law

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ROBERT MORGADO

Independent Director

Retired Chairman and Chief Executive Officer of Warner Music Group

Director
since: 1997

Activision Blizzard Board Committee Membership(s):

•

Compensation Committee (Chair)

•

Nominating and Corporate Governance Committee (Chair)

Age: 79

Mr. Morgado, our Lead Independent Director, is Chairman of Maroley Media Group, a media entertainment investment company he established in 1995. He previously served as the Chairman and the Chief Executive Officer of Warner Music Group, a music content company made up of recorded music and music publishing businesses, from 1985 to 1995.

Key Experience/Qualifications:

•

Extensive experience as a chief executive officer and a director at a variety of media and entertainment companies

•

Perspective as the founder and chair of a media entertainment investment company

Private Company Directorship(s):

•

Kaanapali Kai (Chairman) (since 2006)

•

Nest Top (controlling shareholder of Nest Family and Nest Learning Systems) (since 1997)

Involvement with Other Organization(s):

•

Maui Arts & Cultural Center (Member of Board of Directors)

Education:

•

B.A. in history and philosophy from Chaminade University of Honolulu

•

M.P.A. from The State University of New York

PETER NOLAN
Independent Director Senior Advisor to Leonard Green & Partners Director since: 2013 (and from 2003 to 2008) Activision Blizzard Board Committee Membership(s): • Audit Committee Age: 63

Mr. Nolan has served as the Chairman of Nolan Capital, a private investment company, since 2014 and is also a senior advisor to Leonard Green & Partners, L.P., a private equity firm. He was previously the Managing Partner of Leonard Green & Partners. Before becoming a partner at Leonard Green & Partners in 1997, Mr. Nolan served as a managing director and the co-head of Donaldson, Lufkin and Jenrette’s Los Angeles Investment Banking Division from 1990 to 1997, as a first vice president in corporate finance at Drexel Burnham Lambert from 1986 to 1990, and as a vice president at Prudential Securities, Inc. from 1982 to 1986. Prior to 1982, Mr. Nolan was an associate at Manufacturers Hanover Trust Company. Mr. Nolan served on the Company’s Board from 2003 until 2008.

Key Experience/Qualifications:

•

Extensive experience in corporate finance and investment banking, including leadership roles at large international corporations with worldwide operations

•

Extensive and wide-ranging experience, demonstrated by directorships in other companies operating in various industries

•

Depth of institutional knowledge about the Company from his service on our Board from 2003 to 2008

Other Public Company Directorship(s):

•

AerSale Corporation (a company in which Leonard Green & Partners, L.P. has an ownership interest) (since 2020)

Private Company Directorship(s):

•

Board seats held where Nolan Capital has a controlling ownership interest:

–

Diamond Wipes International, Inc. (since 2016)

–

Golden Road Food Services, LLC (since 2015)

–

Ortega National Parks (since 2019)

–

Coastal Farm & Ranch (since 2021)

Education:

•

B.S. in agricultural economics and finance from Cornell University

•

M.B.A. from Cornell University

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DAWN OSTROFF

Independent Director

Chief Content and Advertising Business Officer of Spotify

Director
since: 2020

Activision Blizzard Board Committee Membership(s):

•

Compensation Committee

•

Workplace Responsibility Committee (Chair)

Age: 62

Ms. Ostroff is the Chief Content and Advertising Business Officer of Spotify Technology S.A., an international media services provider. She has held the role of Chief Content Officer since 2018, and in January 2020, became the Chief Content and Advertising Business Officer. Before joining Spotify, Ms. Ostroff co-founded Condé Nast Entertainment, a studio and distribution network for film, television, premium digital video, social media, and virtual reality, where she served as the President from 2011 to 2018. Ms. Ostroff held a number of positions in the media and entertainment industry before founding Condé Nast Entertainment, including serving as: President of Entertainment for The CW Television Network from 2006 to 2011; President of United Paramount Network from 2002 to 2006; Executive Vice President of Entertainment at Lifetime Television from 1999 to 2002; Senior Vice President of Programming and Production at Lifetime Television from 1996 to 1999; Division Senior Vice President, Creative Affairs of Twentieth Century Fox Film from 1993 to 1996; President of Michael Jacobs Productions at The Walt Disney Company from 1989 to 1993; and Vice President of Business Development at The Kushner-Locke Company from 1984 to 1989.

Key Experience/Qualifications:

•

Wealth of experience in media, entertainment, and advertising, stemming from over 35 years of experience at a variety of media and entertainment companies

•

Strong leadership skills, gained through numerous positions of responsibility throughout her career, including as an executive of an international media services provider and founder of a studio and distribution network

Other Public Company Directorship(s):

•

Westfield Corporation (2016 to 2018)

Private Company Directorship(s):

•

Anonymous Content (2019 to 2020)

Involvement in Other Organization(s):

•

New York University Faculty of Arts and Science (Member of The Board of Overseers)

Education:

•

B.S. in journalism from Florida International University

Hendrik Hartong III and Casey Wasserman, both of whom have served on our Board since 2015, will not be seeking re-election at the Annual Meeting.

REQUIRED VOTE AND BOARD RECOMMENDATION

In accordance with our Bylaws, a director nominee will be elected in an uncontested election only if the number of shares voted “for” that nominee exceeds the number of shares voted “against” that nominee. For more information, see “Information About the 2022 Annual Meeting—What are my voting options with respect to each proposal and how many votes are required to approve each proposal” and “Corporate Governance Matters—Mandatory Offers to Resign from Our Board” below.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR.

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CORPORATE GOVERNANCE MATTERS

OVERVIEW

Our Board is responsible for overseeing management and providing strategic guidance for the Company. Consequently, our Board strives to remain well-informed about the issues, risks, and opportunities facing the Company. Our Corporate Governance Principles and Policies, which are available from the Investor Relations section of our website, are designed to ensure the Board’s continued vitality and excellence. Our Board regularly reviews the specific elements of our corporate governance framework and updates them when doing so would be in the best interests of the Company and our shareholders.

BOARD LEADERSHIP STRUCTURE

Our Board believes it is appropriate to divide the roles of Chief Executive Officer and Chair of the Board. The primary responsibility of the Board is to oversee the affairs of the Company for the benefit of shareholders. Our Chief Executive Officer is responsible for the day-to-day management of the Company, while the Board is responsible for overseeing how the Chief Executive Officer performs that function. Having different individuals serve as the Chief Executive Officer and the Chair allows the Chief Executive Officer to focus on operational responsibilities and keeps a measure of independence between operating decisions and the Board’s oversight function. It is also reflective of the division of our risk management oversight between management and our Board, as described below in “—Our Board’s Role in Risk Oversight.”

Our independent directors also have appointed a Lead Independent Director, whose duties include:

•

coordinating the activities of the independent directors, and serving as a liaison between them and the Chief Executive Officer, the Chair, and senior management;

•

presiding at Board meetings in the Chair’s absence;

•

presiding at executive sessions of the independent directors, with the authority to call additional executive sessions or meetings of the independent directors;

•

being available for consultation and direct communication with major shareholders;

•

assisting the Board, the Chief Executive Officer, and other members of management in promoting implementation of and compliance with the Company’s Corporate Governance Principles and Policies; and

•

monitoring and evaluating the performance of the Chief Executive Officer, along with the members of the Compensation Committee, and the other independent directors.

DIRECTOR INDEPENDENCE

Every year, our Board reviews and discusses all relevant information regarding each director’s relationships, transactions, or arrangements, as required by the rules for companies listed on The Nasdaq Stock Market (the “Nasdaq Rules”). This review includes current and prior relationships that each director or any of their family members has with the Company, our executive management, and our independent accounting firm. To help our Board make independence determinations, each director and director nominee completes a detailed annual questionnaire.

Based on information provided concerning our directors’ background, employment, and affiliations, our Board affirmatively determined that each of Messrs. Corti, Meyer, Morgado, and Nolan and Mses. Bowers, Carr, Meservey and Ostroff, as well as departing directors Messrs. Hartong and Wasserman is, or will be upon election to our Board, an independent director within the meaning of the Nasdaq Rules. Specifically, our Board determined there are no relationships or activities between the Company and any of these directors and/or director nominees that require further review by our Board or that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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In determining that Ms. Ostroff is independent, the Board considered the Company’s relationship with Spotify, where Ms. Ostroff is the Chief Content and Advertising Business Officer. The Company purchases advertising on Spotify’s platform. The Board determined that the relationship was not material and did not impair Ms. Ostroff’s independence since (1) the revenues received by Spotify from the Company were immaterial to either company (less than 0.01% of Spotify’s 2021 revenues and approximately 0.01% of the Company’s 2021 revenues); (2) the advertising sales were conducted in the ordinary course of business, on terms consistent with business done by Spotify with other companies; and (3) Ms. Ostroff has no special interest in the business done between Spotify and the Company.

BOARD EFFECTIVENESS

How the Board Oversees Our Business

Our Board and its committees are focused on effectively overseeing our business for the benefit of our shareholders.

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Annual Board, Committee, and Director Self-Evaluations

We recognize the critical role that Board and committee evaluations play in ensuring the effective functioning of our Board. Accordingly, the Chairman of our Board annually leads an evaluation of the Board’s performance to identify opportunities, if any, for improvement. These evaluations follow a process overseen by our Nominating and Corporate Governance Committee, as described below.

While this self-evaluation is done formally through the process discussed above on an annual basis, the Board and its committees evaluate their performance throughout the year in numerous one-on-one discussions between the Chairman or the Lead Independent Director and individual board members.

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OUR BOARD’S ROLE IN RISK OVERSIGHT

General Risk Oversight

Senior management is responsible for developing and implementing the Company’s financial and strategic plans, and identifying, evaluating, managing, and mitigating the risks inherent in those plans. Our Board is responsible for understanding and overseeing those plans, the associated risks, and the steps that senior management is taking to manage and mitigate risk. Our Board, its committees, and senior management exercise this risk oversight function in a variety of ways, as shown below.

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Cybersecurity Risk Oversight

Our Audit Committee oversees the identification and mitigation of potential cybersecurity risk, with the goals of protecting our intellectual property, maintaining consumer confidence, preserving employee data confidentiality, and minimizing information security threats to the Company and the users of our products and services. As part of this oversight, the Audit Committee receives updates at least quarterly from members of management with information security responsibilities with respect to the threats we face, and our risk mitigation plans to address those threats. These updates include results of information security maturity assessments and recommendations that are informed, in part, by third-party independent reviews of our information security control environment and operating effectiveness. As part of the Audit Committee’s oversight, the Chair met with cybersecurity risk experts from the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to better understand the current cybersecurity risk environment, leading board governance practices, strategic cyber reporting, and cyber resiliency.

Compensation Risk Management

The Compensation Committee, together with its independent compensation consultant, its legal counsel, and members of our human resources team, reviews the Company’s incentive compensation plans and practices annually to determine whether they encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company. In 2021, as in previous years, this review consisted of an analysis of each of our incentive compensation programs for our executives and other employees, including eligibility, performance measures, payment targets and maximum payments, payment timing, and governance (including the applicable approval process). The Compensation Committee concluded that our compensation programs do not incentivize employees to take such risks. One notable item considered in the 2021 assessment was the way annual bonuses for employees below the executive officer level were measured. Given the challenging year, the Compensation Committee decided that financial performance metrics underlying cash bonuses for these employees would be deemed to be achieved at the higher of target and actual performance. The Compensation Committee and its advisors determined this assurance of at least a target payout on the financial portion of the bonuses did not result in excessive risk-taking since it was not a change to plan design. Further, the Compensation Committee continually reviews the Company’s overall compensation structure and philosophy. As a result, we began implementing changes to our compensation payments for 2021, primarily to enhance employee equity ownership and bring our employee equity compensation in line with current industry practice. As an aspect of this change, we settled amounts not yet paid as of December 31, 2021, under our annual performance plans in stock rather than cash, and those bonuses were generally paid at an approximate 10% premium to the cash amount.

The incentive compensation plans for our employees are designed to encourage achievement of challenging targets aligned with shareholder interests and our overall corporate strategy. These plans provide upside opportunity for higher levels of performance, while the following features help mitigate risk:

•

performance objectives underlying awards generally focus on long-term shareholder value creation and include an appropriate mix of financial and strategic targets and short- and long-term time horizons;

•

cash bonuses represent just one element of our employees’ total compensation;

•

other than the exception cited above, cash bonuses are paid only if established performance metrics are achieved and/or the underlying business unit is profitable;

•

our shareholder-approved incentive plan limits the size and value of the short- and long-term incentive awards that any individual may receive for a given year;

•

equity awards, which represent a meaningful portion of the compensation paid to our executive officers, generally are subject to multi-year vesting schedules, and awards are capped, even if the Company exceeds the underlying performance goals; and

•

incentive awards for our executive officers are tied to an array of performance metrics, which reduces the incentive to place undue focus on any individual performance goal.

We also follow a number of governance policies that mitigate compensation-related risks, including:

•

cash-based incentive awards for executive officers generally require two levels of approval—from the Compensation Committee and, except for awards to the Chief Executive Officer, from the Chief Executive Officer;

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•

all equity-based awards to any employee require Compensation Committee approval, in addition to management-level approval;

•

we require written documentation of the terms and conditions underlying the cash-based incentive programs for our principal business units;

•

our Compensation Committee annually reviews and approves the equity award guidelines for all eligible employees;

•

we have a “clawback policy,” pursuant to which performance-based compensation to an executive officer may be recovered in the event of an earnings restatement attributable to the executive’s misconduct to the extent the amount paid exceeded the amount that would have been paid based on the correct numbers;

•

our equity award agreements provide that the Company may recover certain realized gains from any employee who breaches their employment agreement with the Company, including post-termination obligations;

•

we have stock ownership guidelines for our executive officers and the President of each of Activision Publishing, Inc. (“Activision Publishing”), Blizzard Entertainment, Inc. (“Blizzard”), and King Digital Entertainment Limited (“King”);

•

our insider trading policies prohibit “shorting” our securities, engaging in “puts,” “calls,” or other hedging transactions involving our securities, or using margin accounts with our securities and our anti-pledging policy prohibits directors, NEOs, other Section 16 officers, and the President of each of Activision Publishing, Blizzard, and King from otherwise pledging Company securities as collateral for any type of loan; and

•

every employee—whether full-time, part-time or temporary, and including the CEO—must acknowledge our Code of Conduct on an annual basis.

EXECUTIVE SUCCESSION PLANNING

Our Board’s goals are to have a process for effective executive development and succession and to be prepared for both the unexpected loss of a key leader and planned changes to our management team. As a part of various sessions during the year, our Board focuses on human capital, including by engaging in succession planning for our chief executive officer and our other most senior officers. In these sessions, among other things, our Board:

•

reviews the assumptions, processes, and strategy for expected and unexpected events that may necessitate changes to our executive team;

•

evaluates the Company’s organizational and operational needs and the overall qualifications, tenure, and experience of our executive team;

•

considers the experience, performance, and skills of, and development opportunities for, possible internal successors to our chief executive officer and other executives; and

•

discusses potential external successors to our Chief Executive Officer and other executives.

BOARD MEETINGS

Our Board generally meets at least quarterly, as well as in conjunction with the annual meeting of our shareholders. Our Board met 19 times during 2021, and also convened to receive five compliance updates from management. Meetings were held at least once per quarter and in conjunction with the 2021 annual meeting of our shareholders. Fifteen of the 19 meetings and all the compliance updates were held in the second half of 2021. Everyone who served on our Board during 2021 attended at least 90% of the aggregate of (1) the total number of meetings held by the Board, and (2) the total number of meetings held by each standing committee on which they served.

All directors are expected to attend annual meetings of our shareholders. All ten directors who were then serving on the Board attended the 2021 annual meeting.

The independent directors meet in executive session outside the presence of management at least twice each year. Two such executive sessions took place during 2021.

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BOARD COMMITTEES

Standing Committees

Our Board has three standing committees—the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee—each of which operates under a written charter approved by our Board. The charters for each of the three standing committees are available on our website at http://investor.activision.com/corporate-governance.cfm. From time to time, our Board also forms special or ad hoc committees, typically to address discrete issues. For example, in 2021, the Board formed the Workplace Responsibility Committee, which is described below.

Set forth below is a summary of the purpose and key responsibilities of the three standing Board committees. Each current committee member served in the role shown below through 2021 and continues to serve in that role.

AUDIT COMMITTEE
Current Members: Robert Corti (Chair), Hendrik Hartong III, Peter Nolan	Meetings Held in 2021: Six, including at least once per quarter

Purposes & Key Responsibilities

•

Selecting, evaluating, and overseeing our independent registered public accounting firm, including determining that firm’s compensation, evaluating that firm’s independence, and otherwise monitoring that firm’s compliance with rules and regulations promulgated by the SEC

–

Our independent registered public accounting firm reports directly to the Audit Committee

–

Before we or any of our subsidiaries engage our independent registered public accounting firm to render audit or non-audit services, the Audit Committee must pre-approve the engagement (see “Audit-Related Matters—Pre-Approval Policies and Procedures” below)

•

Overseeing the annual audits and quarterly reviews of our financial statements and our internal control over financial reporting by our independent registered public accounting firm

•

Overseeing our financial reporting process and internal control, including:

–

reviewing and evaluating the adequacy and effectiveness of our internal control over financial reporting and management’s assessment of the same

–

reviewing, and discussing with the independent registered public accounting firm, the results of the annual audit of our financial statements, including that firm’s comments or recommendations, and recommending to our Board whether those financial statements should be included in our Annual Reports on Form 10-K

–

reviewing and discussing with management our internal audit projects and the performance of our internal audit function

–

discussing with management the Company’s process for assessing and managing our exposure to risk, including overall enterprise risk and insurance

–

discussing our earnings, press releases (including the use of “pro forma” or “adjusted” information), and the financial information and earnings guidance we provide to analysts and rating agencies

–

meeting periodically with management, including our Chief Financial Officer, our Chief Accounting Officer, our chief internal audit executive, and our independent registered public accounting firm in separate executive sessions, to discuss any matters that the Audit Committee or any of the above persons or firms believe warrant Audit Committee attention

•

Overseeing policies regarding hiring employees from our independent registered public accounting firm

•

Establishing procedures to receive and retain accounting-related complaints and concerns

•

Monitoring the adequacy of the Company’s ethics & compliance program, including compliance with the Company’s Code of Conduct, and receiving periodic updates from management regarding ongoing projects, training programs, compliance issues, and other matters managed by the Chief Compliance Officer

•

Overseeing our policies relating to the ethical handling of conflicts of interest, including related party transactions (see “Certain Relationships and Related Person Transactions—Policies and Procedures Regarding Transactions with Related Parties” below)

•

Overseeing our cybersecurity risk management programs and receiving periodic updates from management regarding cybersecurity, data privacy, data security, and other risks relevant to the Company’s information technology (see”—Our Board’s Role in Risk Oversight—Cybersecurity Risk Oversight” above)

Membership

All Audit Committee members satisfy the independence and additional requirements for audit committee membership prescribed by the Nasdaq Rules and SEC rules. In particular, our Board has determined that each Audit Committee member is an “audit committee financial expert” as defined in the SEC rules and that each is “financially sophisticated” within the meaning of the Nasdaq Rules

Meetings Must meet at least quarterly
Engagement of Outside Consultants The Audit Committee’s charter authorizes it to engage independent counsel or other consultants or advisors, as it deems appropriate

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COMPENSATION COMMITTEE
Current Members: Robert Morgado (Chair), Reveta Bowers, Dawn Ostroff	Meetings Held in 2021: Fourteen, including at least once per quarter

Purposes & Key Responsibilities

•

Discharging our Board’s responsibilities relating to compensation paid to our directors and executive officers and overseeing employee compensation, including equity, incentive, and other compensation policies, programs, agreements, and arrangements

–

The Compensation Committee consults with management in formulating compensation plans, but ultimately the Compensation Committee exercises independent judgment in approving the compensation of our executive officers

–

Please see “Executive Compensation—Compensation Discussion and Analysis—How We Make Decisions About Executive Compensation—Key Participants in the Executive Compensation Decision-Making Process” below and “—Our Board’s Role in Risk Oversight—Compensation Risk Management” above for a further description of such responsibilities

•

Reviewing, and discussing with management, the compensation-related disclosure included in our proxy statements and Annual Reports on Form 10-K

•

Reviewing and overseeing matters related to human capital management, including how the Company attracts, retains, and develops talent

•

Overseeing any proposals we submit to our shareholders on matters relating to executive compensation, including advisory votes on compensation and the frequency of such votes and approval of compensatory plans and any amendments to such plans

Engagement of Outside Consultants

•

Our Compensation Committee’s charter authorizes it to engage independent counsel or other consultants or advisors, including compensation consultants, to advise the Compensation Committee with respect to compensation and benefits for our directors and our executive officers and other employees

–

Since October 2013, the Compensation Committee has engaged Exequity LLP (“Exequity”) to act as its independent compensation consultant and to advise on issues related to executive compensation and benefits

–

Exequity reports directly to the Compensation Committee and does not provide any services to us other than the services provided to the Compensation Committee

–

The Compensation Committee has also retained the law firm of Paul Hastings LLP (“Paul Hastings”) as its legal advisor

•

Our Compensation Committee assessed its engagement of each of Exequity and Paul Hastings, including on the basis of information provided by the two firms, and does not believe the services of either firm to the Compensation Committee raise any conflicts of interest

•

For additional information regarding the Compensation Committee, including its use of consultants, see “Executive Compensation—Compensation Discussion and Analysis” below

Membership

•

The Board has determined that all members of the Compensation Committee satisfy the independence and other requirements for compensation committee members prescribed by the Nasdaq Rules and SEC rules, and are “outside directors” as defined under Section 162(m) of the Internal Revenue Code, as amended

•

Our Board has also determined that no member of the Compensation Committee has a relationship to the Company that is material to such director’s ability to be independent of management in connection with the duties of a Compensation Committee member

Meetings Must meet at least four times annually

Compensation Committee Interlocks and Insider Participation

During 2021, Robert Morgado, Reveta Bowers, and Dawn Ostroff served as members of our Compensation Committee. No member of our Compensation Committee is or has been an executive officer or other employee of the Company. Additionally, in 2021, none of our executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving on our Board or Compensation Committee

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Current Members: Robert Morgado (Chair), Barry Meyer, Casey Wasserman	Meetings Held in 2021: Two

Purposes & Key Responsibilities

•

Assisting in identifying and recruiting director nominees, and ensuring that the pool from which any new independent director nominee is chosen and the pool created in any external search for a new chief executive officer include qualified women and racially/ethnically diverse candidates

•

Periodically evaluating the size of our Board and recommending any appropriate increase or decrease

•

Making recommendations regarding the size and composition of the Board’s committees

•

Overseeing the evaluation of our Board and its committees

•

Overseeing our corporate governance affairs and the structure, policies, and practices of our Board

•

In consultation with the Board and each of the other Board committees, as needed, overseeing the Company’s environmental, social, and governance (“ESG”) strategy, practices, and policies, including the Company’s reporting on ESG matters

•

Determining the appropriate engagement with shareholder groups and proxy advisory firms on our submissions to our shareholders (which, for matters relating to executive compensation, is done in conjunction with the Compensation Committee)

•

Evaluating any shareholder proposals submitted for inclusion in any proxy statement for, and for consideration at, any meeting of our shareholders (which, for shareholder proposals relating to the compensation of our directors or employees, is done in conjunction with the Compensation Committee)

Membership Our Board has determined that each member of the Nominating and Corporate Governance Committee is an independent director under the Nasdaq Rules
Meetings Must meet at least two times annually

Engagement of Outside Consultants

The Nominating and Corporate Governance Committee’s charter authorizes it to engage independent counsel or other consultants or advisors as it deems appropriate, including a search firm to assist in identifying director candidates

Ad Hoc Committee

In November 2021, our Board formed a Workplace Responsibility Committee. The duration of this committee is at the discretion of the Board and will be reviewed annually.

WORKPLACE RESPONSIBILITY COMMITTEE
Current Members: Dawn Ostroff (Chair), Reveta Bowers, Lulu Meservey

Purposes & Key Responsibilities

•

Overseeing the Company’s progress in successfully implementing new and updated workplace policies, procedures and commitments, including commitments made to appropriate regulatory agencies, and working with management in developing such additional enhancements or best practices as the committee deems appropriate

•

In consultation with management, developing key performance indicators and/or other means to measure progress and ensure accountability

•

Receiving progress reports from the Company’s Chief Executive Officer, Chief People Officer, and Chief Compliance Officer

The independent EEO consultant engaged pursuant to the consent decree between the EEOC and the Company and the Company’s internal EEO coordinator will have regular access to the Workplace Responsibility Committee

Membership Our Board has determined that each member of the Workplace Responsibility Committee is an independent director under the Nasdaq Rules
Meetings No specified number of meetings required, but must report to the Board on at least a quarterly basis

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DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Board Orientation

New directors receive a director orientation manual that provides them with important information about the Company, our Board, and the general roles and responsibilities of directors of publicly traded companies. Each new director also is invited to attend an “onboarding day,” during which they meet with our executives and other key members of senior management.

Continuing Education

We recognize the benefit of continuing education for our directors. Our executives and other key members of senior management routinely speak at Board and committee meetings on topics impacting the Company, including emerging risks, industry trends, technological developments, economic forecasts, and competitive challenges. In addition, we may engage third parties to provide in-boardroom education. We also encourage our directors to attend external educational programs and provide financial and administrative support for that purpose.

LIMITS ON OTHER DIRECTORSHIPS

Directors must obtain the approval of the Nominating and Corporate Governance Committee before accepting a board membership at another publicly held company. No director may serve on the boards of more than four other publicly held companies. In addition, no director may serve as a member of our Audit Committee if that director serves on the audit committees of more than two other public companies, unless our Board determines that the simultaneous service would not impair the ability of the director to effectively serve on our Audit Committee.

MANDATORY OFFERS TO RESIGN FROM OUR BOARD

Directors Who Fail to Receive a Majority of “For” Votes

A director nominee will be elected in an uncontested election only if the number of shares voted “for” that nominee exceeds the number of shares voted “against” that nominee by the holders of shares present in person or by proxy at the meeting and entitled to vote on the election of directors. If a nominee who currently serves as a director is not re-elected, Delaware law and our Bylaws provide that the director will continue to serve on our Board as a “holdover director” (i.e., until a successor has been duly elected and qualified, or until the director’s earlier death, resignation, or removal). However, our Corporate Governance Principles and Policies require a director who fails to receive the required number of votes for re-election to offer to resign from our Board.

In such an instance, our Board or, at the Board’s discretion, the Nominating and Corporate Governance Committee, without the participation of the “holdover” director, will consider whether the continued service of the director offering to resign is appropriate, based on any factors it deems relevant (e.g., the underlying reasons for the “against” votes, the length of service and qualifications of the director, the director’s contributions to our Company, and the skills and characteristics of the director). If our Board or the Nominating and Corporate Governance Committee, as the case may be, determines that the director continues to contribute significantly to the Company, their membership on our Board may continue.

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Directors Who Change Their Professional Role

An independent director who retires, changes employment, or otherwise has a significant change in professional role or responsibilities that may reasonably be seen to affect the director’s ability to serve must offer to resign from our Board. Similarly, unless our Board or the Nominating and Corporate Governance Committee determines otherwise, or the director has an agreement with us to the contrary, if a director who is employed by Activision Blizzard retires, resigns, or otherwise has a significant change in professional role or responsibilities, that director must offer to resign from our Board.

In any such instance, our Board or, at our Board’s discretion, the Nominating and Corporate Governance Committee, without the participation of the director offering to resign, will consider whether the continued service of such director is appropriate in light of such professional change. If our Board or the Nominating and Corporate Governance Committee, as the case may be, determines that the director continues to contribute significantly to the Company, their membership on our Board may continue.

HOW TO COMMUNICATE WITH OUR BOARD

We believe that communication with our shareholders is very important. All feedback sent to us from any shareholder, no matter the size of their holdings, is reviewed. Our Corporate Secretary reviews all communications addressed to our Board, any of its committees, or one or more individual directors. Generally, communications that are advertising materials, promotions of a product or service, employment solicitations, or patently offensive will not be forwarded. Communications that relate to our accounting practices, internal accounting controls, or auditing matters will be promptly forwarded to the Chair of the Audit Committee. Communications that relate to any other matter that our Corporate Secretary considers appropriate will be forwarded promptly to the addressee(s).

By Mail	Email	Phone
mail to Activision Blizzard, Inc. c/o Corporate Secretary 2701 Olympic Boulevard, Building B, Santa Monica, California 90404	send email to ir@activision.com	Investor Relations (310) 255-2000

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SHAREHOLDER ENGAGEMENT UPDATE

We regularly engage with our shareholders throughout the year as part of an ongoing effort to understand and consider their perspectives regarding our human capital management, corporate governance practices, executive compensation, and other matters they consider important. This outreach enhances the ongoing communications we have with our shareholders regarding our financial and operational performance.

SHAREHOLDER ENGAGEMENT SINCE LAST ANNUAL MEETING

JUNE 2021 - DECEMBER 2021
Board and management review proxy season, including annual meeting voting results and shareholder feedback leading up to annual meeting
Engage with investors, understand shareholder perspectives, and share feedback with management and Board
Consider changes taking into account shareholder feedback
JANUARY 2022 - MARCH 2022
Compensation Committee Chair and/or CEO engage with shareholders ahead of annual meeting to further understand shareholders' perspectives
Share feedback with Board and implement appropriate changes
Ensure that each of our 50 largest institutional shareholders has the opportunity to engage with us
APRIL 2022 - JUNE 2022
Publish Annual Report and Proxy Statement
Conduct in-season outreach to discuss recently filed Annual Report and Proxy Statement
Hold Annual Shareholders Meeting in June

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Following our 2021 annual meeting, we continued our focus on shareholder outreach and extended invitations to shareholders owning 64% of our outstanding shares. Ultimately, we held over 60 meetings with shareholders owning approximately 53% of our outstanding shares (based on shareholding estimates at the outset of our engagement efforts in February 2022). We also identified and engaged with many of the large institutional investors that voted against our 2021 say-on-pay proposal, as well as with proxy advisors Institutional Shareholder Services (ISS) and Glass Lewis. Our Board was directly involved in these conversations. The Chair of our Compensation Committee and Lead Independent Director, Mr. Morgado, or the CEO (and, in many cases, both) personally participated in over 20 meetings with shareholders owning approximately 40% of our outstanding shares (also based on shareholding estimates at the outset of our engagement efforts in February 2022). To ensure candid discussions, the CEO always offered to step away from these calls when CEO or broader NEO compensation was discussed, leaving our non-executive officer participants to conduct discussions on those topics. The institutional investor participants typically included several individuals involved in making proxy voting and investment decisions, including investment stewardship team leads, ESG specialists, analysts, and portfolio managers.

SHAREHOLDER ENGAGEMENT SINCE LAST AGM

64%
Total contacted
53%
Total engaged
40%
Director participated

SHAREHOLDER ENGAGEMENT PRIOR TO FILING PROXY

INSTITUTIONS
8
9
21
51
54
2018
2019
2020
2021
2022

SHARES OUTSTANDING
16%
29%
34%
63%
53%
2018
2019
2020
2021
2022

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At these meetings, which were primarily conducted virtually for the safety of all participants, the parties discussed our human capital management initiatives; executive compensation plans and decisions; corporate governance best practices; our commitment to diversity, equity, and inclusion (DE&I); the proposed transaction with Microsoft; and environmental, social, and governance (i.e., ESG) matters more broadly. We also sought input as to any areas about which shareholders would like to see changes or increased disclosure.

Shareholder feedback generally fell into four categories:

•

Human Capital Management—Shareholders asked about our operational initiatives to ensure a safe working environment; our commitments around increasing our workforce diversity; our recruitment and retention of talent; and our Board’s role in overseeing the Company’s progress in successfully implementing its workplace policies, procedures, and commitments.

•

ESG Disclosures—Shareholders provided feedback on our inaugural ESG Report and detailed their key areas of focus for ESG and their preferred frameworks for ESG reporting.

•

Executive Compensation—Shareholders provided feedback on our executive compensation program and prior say-on-pay votes. This presented us with an opportunity to further explain the numerous modifications made to our pay program design over the past two years in direct response to shareholder feedback.

•

The Proposed Transaction with Microsoft—Shareholders inquired about what, if any, impact the proposed transaction with Microsoft would have on our human capital and ESG initiatives.

These discussions resulted in extensive feedback, which our Compensation Committee Chair and Lead Independent Director shared with the entire Board. Shareholder feedback continues to be instrumental in shaping our decisions and priorities relating to our human capital management initiatives, corporate governance, executive compensation, and ESG disclosures.

As a result of this feedback process over the past several years, we have implemented changes that we believe are simultaneously responsive to shareholder concerns and appropriate for the Company. For instance, shareholder feedback informed the modifications to our executive pay program implemented in 2021, before the 2021 annual meeting, and shareholder feedback received after the 2021 annual meeting indicated a generally favorable view of the pay program now in place. Please see “Executive Compensation—Compensation Discussion and Analysis—How the Board is Addressing Shareholder Feedback About Our Compensation Program” below for a discussion of how feedback we received in the past two years informed changes to our executive compensation program, our CEO’s employment agreement, and our compensation-related disclosures.

We will continue to incorporate such feedback into our decision-making processes.

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GOVERNANCE DOCUMENTS

Many of our corporate governance documents, including our Corporate Governance Principles and Policies, Audit Committee Charter, Compensation Committee Charter, Nominating and Corporate Governance Committee Charter, Code of Conduct, and our “clawback” policy (i.e., our Policy on Recoupment of Performance-Based Compensation Related to Certain Financial Restatements), can be found on our website at http://investor.activision.com/corporate-governance.cfm. Please see “Helpful Resources” below for more information.

Corporate Governance Principles and Policies

Our Corporate Governance Principles and Policies establish a framework for the Board’s exercise of its duties and responsibilities in service of the best interests of the Company and our shareholders. They address, among other things, the role of our Board, the composition of our Board and that of its standing committees, meetings of the Board and its committees, and director stock ownership requirements.

Code of Conduct

We have a code of ethics—our Code of Conduct—that applies to all of our directors, executives, and other employees worldwide. The members of our Board and all employees are required to acknowledge our Code of Conduct on an annual basis. We will post any amendments to, or waivers of, the Code of Conduct that apply to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, or any person performing similar functions, and any other related information, on our website. Our Chief Compliance Officer administers our ethics & compliance program.

Forum Selection Bylaws

On January 17, 2022, in connection with entering into the Microsoft Merger Agreement, we amended our Bylaws to implement a forum selection provision stating that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the Court of Chancery of the State of Delaware. If the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the forum for any such action will be another state or federal court located within the State of Delaware or, if no court of the State of Delaware has jurisdiction, the United States District Court for the District of Delaware. The provision further provides that the federal district courts of the U.S. will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. Forum selection provisions are commonly adopted so duplicative shareholder lawsuits cannot be filed in multiple forums, which can be costly to the Company and produce inconsistent results, while at the same time ensuring there is an appropriate court available in which shareholders may pursue claims.

OUR EXECUTIVE OFFICERS

Biographical summaries for our executive officers can be found in Item 1 of our 2021 10-K. Biographical information about Mr. Kotick can also be found under “Proposal 1—Election of Directors” above.

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POLITICAL ACTIVITIES

Activision Blizzard does not make direct political contributions to individual candidates, parties, committees, or IRS Section 527 entities or to influence the outcome of campaigns or ballot measures, nor do we directly pay for any independent expenditure or electioneering communication (as those are defined by law). Activision Blizzard also does not make payments to 501(c)(4) tax-exempt organizations that the recipient may use for political purposes, and we do not have a political action committee. If we decide, on an exception basis and with the prior approval of our Chief Executive Officer, to make a direct political contribution, we will disclose that contribution in our ESG report.

Pursuant to our Code of Conduct, our resources may not be used for employees’ personal political activities, and lobbying activities are permitted only in compliance with applicable law and by individuals designated to represent the Company in such capacity.

Activision Blizzard engages with government officials and policymakers at the federal, state, and local levels on legislation, regulations, and policies that affect our business and operations. We also occasionally retain outside consultants to support our engagement with government officials and policymakers. Activision Blizzard complies with all federal, state and local lobbying regulations that require entities and individuals who engage in public policy advocacy to register and disclose relevant expenditures.

We belong to several trade associations, including the Entertainment Software Association (the “ESA”) in the United States. These bodies have taken stances on legislative matters and engaged in lobbying on issues affecting the video game industry. Trade associations are independent organizations representing a variety of members; we may not share their political or policy positions. The Company’s membership and participation in these associations is reported annually to the Nominating and Corporate Governance Committee.

According to the ESA, during the ESA’s 2021 fiscal year, $53,248 of the Company’s membership dues were used for political contributions or expenditure and $635,398 of the Company’s membership dues were used for Section 162 lobbying expenses. No other dues paid by the Company to any other United States trade association or similar tax-exempt organization that received at least $25,000 in dues from us during 2021 were used for political contributions or expenditures. No portion of the Company’s membership dues were used for payments to tax-exempt organizations, such as 501(c)(4)s, that the recipient may use for political purposes.

You can find more information about how Activision Blizzard participates in public debate in the U.S. through direct and indirect advocacy by accessing the Political Activities Disclosures on our website at http://investor.activision.com/corporate-governance.cfm.

WORKPLACE AND CULTURE

Talent is the lifeblood of our business. We are fortunate to have what we believe is one of the most talented employee workforces in our industry. Growing our developer base remains one of our strategic priorities, and we increased our developer headcount in 2021, adding hundreds of talented professionals to our teams. We must attract and retain the best talent in order to deliver on our mission to connect and engage the world through epic entertainment, and we are deeply committed to ensuring that Activision Blizzard is a place where everyone feels safe, heard, included, and empowered. We have made significant investments and substantial changes with the goal of creating the most welcoming and inclusive workplace in the industry.

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Supporting Employees Through the COVID-19 Pandemic and Return to Office

Since the COVID-19 pandemic began in 2020, we have continually taken action to protect the health and safety of our workforce. At the onset of the pandemic, in order to help ensure that our employees and their families had access to medical advice, we created an enterprise-wide global network of physicians. We have also provided telemedicine and COVID-19 testing services to employees, and hosted vaccination and booster clinics at select sites, including at our Blizzard offices in Irvine, California. These clinics were open to all employees and any members of their households (including roommates) at no extra cost. Beginning in 2020, we increased support and resources to enable our employees to work remotely. We have also offered a variety of mental health resources to support employees, including a global benefit free of charge that pairs employees with therapy providers, and we have shared COVID-19 and remote work guidelines, including frequently asked questions, with all employees.

In 2021, we announced that, due to the differences in policies and medical care across the geographies in which we operate, we could not have a one-size-fits-all approach for returning to the office. Instead, each region, franchise, and business unit will help define the return-to-office approach that works best for them with employee safety continuing as a top priority. We implemented a process for offices to open safely, based on a set of criteria that takes into account the latest local health and safety guidance, and provides sufficient notice to our employees.

Transformational Gender-Related Goals and Other Commitments

On October 28, 2021, Mr. Kotick announced the following transformational gender-related goals and other commitments to our employees (collectively, the “Transformational Goals”):

•

launching a new zero-tolerance harassment policy;

•

increasing the percentage of women and non-binary people in our workforce by 50% over the next five years;

•

investing $250 million over the next 10 years to accelerate opportunities for diverse talent;

•

waiving arbitration of individual claims of sexual harassment, unlawful discrimination, or related retaliation claims arising after October 28, 2021; and

•

increasing visibility on pay equity.

Mr. Kotick asked that his total compensation be reduced to the lowest amount permitted to be paid to exempt employees under California law until the Company has made appropriate progress toward the achievement of these goals and commitments.

For more information on the Transformational Goals and the progress the Company has made toward achieving them, see “—Enhanced Transparency Regarding Pay Equity” and “—Working to Deliver on Our Commitments” below.

Addressing Recent Workplace Concerns

In recent years, the Company has faced investigations relating to our workplace, as well as significant media scrutiny. We have responded by working to address employee concerns, cooperating with investigating agencies, and taking action to strengthen our policies and improve our workplace.

In September 2021, the Company and the EEOC agreed to resolve certain claims through a consent decree that was approved by the United States District Court, Central District of California in March 2022. As part of the consent decree, we agreed to create an $18 million fund to satisfy potential claims from eligible participants through a process administered by the EEOC, with undistributed funds to be donated to charitable organizations whose missions involve advancing women in the video game and technology industries or promoting awareness around sexual harassment and gender equality issues, or to our diversity and inclusion efforts. We have engaged an administrator to oversee the claims administration process, who has already established a website and provided claimants the necessary information to file

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their claims. We also agreed to hire an internal EEO coordinator and to engage a third-party equal opportunity consultant to provide ongoing oversight of our compliance with the consent decree—and have already done so. The independent consultant’s findings will be reported directly to the EEOC and provided to our Board of Directors. Additionally, we will continue to enhance our policies, practices, and training to further prevent and eliminate harassment and discrimination from our workplace, and we intend to implement an expanded performance review system with a new equal opportunity component.

Enhanced Transparency Regarding Pay Equity

In response to employee requests for further transparency, the Company released a “U.S. Pay Equity Review 2020” in October 2021. That analysis showed that, after accounting for factors that impact pay like role, location, tenure, and job classification, in the U.S., women at the Company on average earned slightly more than men for comparable work in 2020 (women received approximately a dollar and one cent for every dollar received by men).

In 2021, we conducted a global median pay analysis comparing the median pay of male employees to the median pay of employees who are female or who otherwise do not identify as male. A median pay difference reflects the difference between the middle of the distribution of the earnings of all non-male employees compared to all male employees, across the entire Company, regardless of their job. It does not compare the pay of employees performing comparable work, like the pay equity review above. Globally in 2021, the median total compensation for males was 22.8% higher than the median total compensation for those who are female or who otherwise do not identify as male.

The 2021 pay equity and median pay difference analyses reflect non-temporary employees. They also reflect employees’ self-selection among the choices “female,” “male,” “other,” and “prefer not to say,” and do not account for employees who selected “prefer not to say.”

In addition, we will be making our consolidated 2021 EEO-1 report publicly available.

Working to Deliver on Our Commitments

We are continuously working to provide our employees the most welcoming and inclusive workplace in our industry. We have made significant investments and substantial changes, including:

•

Improved transparency to employees by providing regular updates on diversity representation and pay equity.

•

Invested in and launched tools and systems that allow us to better track representation of women and UEG candidates at the applicant, interview, and hiring stages of our recruiting processes, helping to reinforce our goal of having diverse candidate slates for open positions.

•

Expanded employee benefits, including investing in expanded mental health counselling services for employees.

•

Launched “Upward Feedback,” an annual process that gives employees a formal opportunity to share constructive, actionable feedback with their managers through an anonymous survey. This feedback—about each people manager’s inclusive behaviors and commitment to living our values—will be considered in the annual evaluation of each manager’s performance.

•

Formed a Board-level “Workplace Responsibility Committee” to oversee the Company’s progress in successfully implementing new and updated workplace policies, procedures, and commitments (see “Corporate Governance Matters—Board Committees—Ad Hoc Committee”).

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•

Combined our investigations groups into one centralized “investigations unit” within the ethics & compliance team, with expanded resources to increase our ability to conduct prompt investigations and maintain and measure consistency throughout investigations of all types and across the Company.

•

Redesigned the employee relations team to ensure meaningful outcomes of investigations, support employees throughout investigations, communicate the outcomes of investigations to those involved, and otherwise keep employees informed.

•

Expanded our “Way2Play Heroes” program, created in 2018, which consists of volunteers who help our other employees understand their reporting options, champion speaking up, and provide feedback and advice on how to strengthen our overall ethics & compliance program. Our Way2Play Heroes are also receiving additional resources and recognition (including an additional personal day each quarter).

•

Announced the launch of a new Company-wide zero-tolerance harassment policy.

•

Waived arbitration for individual claims of sexual harassment, unlawful discrimination, or related retaliation arising after October 28, 2021.

•

Revised our forms of equity award agreements to explicitly provide that the right the Company has to recapture certain realized gains from any employee who breaches their employment agreement with the Company applies to a good faith belief, by the Company, after investigation, that the employee has engaged in harassment based on any legally protected category or has retaliated against anyone for reporting a concern or potential misconduct in good faith.

•

Implemented new policies, including a global drug and alcohol policy for Company-sponsored events and zero tolerance for alcohol consumption in the workplace.

•

Hired a Senior Director of Equal Employment Opportunity, Equity & Compliance, with relevant experience in gender discrimination, harassment, and related retaliation, to serve as an internal EEO coordinator and assist the Company and the neutral, third-party EEO consultant with implementation of our agreement with the EEOC described above (see “—Addressing Recent Workplace Concerns”).

•

Hired a Chief Diversity, Equity, and Inclusion Officer.

•

Removed content from our games that we believe to be inappropriate.

We are committed to making additional investments and further improvements to our workplace. Where we can, in light of privacy and other limitations, we expect to share more information with our employees and shareholders as to the outcome of our efforts relating to our workplace environment.

Unionization Campaign

Our employees in the U.S. are not covered by collective bargaining agreements. At Raven Software, one of our studios, the Communications Workers of America has filed a petition to represent a unit of employees, and a Regional Director of the National Labor Relations Board (the “NLRB”) has made an initial decision accepting the petitioned-for bargaining unit, which we estimate will consist of fewer than 30 employees. We are reviewing legal options regarding a potential appeal of this decision. The NLRB will now oversee an election process: ballots will be mailed on April 29, 2022 and will be counted on May 23, 2022. We deeply respect the rights of all employees to make their own decisions about whether or not to join a union and to exercise all other National Labor Relations Act rights. Across the Company, we believe that a direct relationship between managers and team members allows us to quickly respond and deliver the strongest results and opportunities for employees.

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ENVIRONMENTAL, SOCIAL, AND GOVERNANCE HIGHLIGHTS

Our Board and its Nominating and Corporate Governance Committee oversee matters related to our ESG practices, performance, and disclosure and provide management with feedback and guidance on the Company’s ESG efforts. Our management has established an ESG Steering Committee, which is currently chaired by our Chief Administrative Officer and includes several other senior leaders. We also established task-specific cross-functional, enterprise-wide ESG working groups, which include members of our executive management team and employees from across our business units and corporate functions. These working groups support the steering committee by identifying the ESG matters that are most relevant to our business. As part of our long-term strategy, we will continue to expand our internal ESG expertise and advance our reporting activities.

Our ESG efforts in 2021 focused on three key areas: championing our people; advancing more diverse and inclusive communities; and protecting the planet.

Championing Our People

We are committed to becoming the most welcoming, inclusive company in our industry so we can continue to attract and retain the very best talent.

Developing Our Diverse Talent

By embedding DE&I practices and programs in the full employee lifecycle, we work to attract, recruit, enable, retain, and develop diverse world-class talent. We also offer leadership and management development opportunities on the topics of unconscious bias and inclusive leadership, and train our recruiting workforce in diverse sourcing strategies.

Competitive Pay and Benefits

We believe in linking compensation to overall Company and business unit/franchise performance and each individual’s contribution to those results. The emphasis on overall Company performance is intended to align our employees’ financial interests with the interests of our shareholders.

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We are committed to providing comprehensive benefit options including benefits that allow our employees and their families to live healthier and more secure lives. We frequently upgrade our benefits portfolio by seeking out pioneer partners that can give our employees modern benefit experiences. For example, at the onset of the COVID-19 pandemic when traditional medical services came under heavy demand, we created an enterprise-wide global network of physicians to help ensure that our employees and their families had access to medical advice.

Advancing More Diverse and Inclusive Communities

Our Diverse Talent Pipeline

Our overall goal in hiring is to provide an objective and equitable process that helps us recruit the very best creative and technical talent in the world. To meet that goal, we have identified an array of resources to increase the share of women and underrepresented minorities in our workforce and to promote other forms of diversity. Beyond being an equal opportunity employer, we are committed to building and sustaining a culture of DE&I, beginning with the tone set by management and extending throughout the organization.

We have prioritized and taken meaningful action on a broad portfolio of initiatives, including expanding opportunities in the gaming and technology space for underrepresented communities through mentorship and creating sponsorship programs for our current teammates and future leaders. Since 2016, the number of women that we employ in game development leadership roles has more than doubled. As of December 31, 2021, approximately 24% of our global employee population were females and those who otherwise do not identify as male.

Our Employee Network Groups

The hard work of many employees who have joined or otherwise engaged with one of our nine employee network groups is an important force behind our Company’s DE&I progress. Our networks foster a sense of belonging and provide a space for employees to engage, educate, and show up to work as their authentic selves. These groups also influence our content to help ensure it is accessible and inclusive for everyone.

Our In-Game Communities

Video games have redefined what it means to interact socially—uniting people globally without regard to race, religion, ethnicity, sexual identity, gender, or gender identity. Since players engage with our games for over an hour per day, on average, our games can play an important, consistent, responsible, and positive role in influencing popular culture, eliminating stereotypes, celebrating differences, and encouraging communities to embrace tolerance and understanding.

We have some of the most diverse games in the world, including characters of color, characters from the LGBTQ+ community, characters of differing abilities, and non-binary characters. Our games increasingly reflect our communities, and we believe that content designed with diversity and inclusion enables these global communities to grow. It also drives deeper engagement, as fans—both new and old—connect with us in new and meaningful ways.

Our developers leverage the members of our employee network groups, as well as the Company’s DE&I team, to provide feedback and input on content, ranging from narratives and worlds/levels to characters and more. For example, our Black Employee Network “Representation in Gaming” team reviewed the campaign script for one of the scenes in Call of Duty: Vanguard featuring Arthur Kingsley, the franchise’s first Black leading character. The feedback the group provided on descriptive language used for the character led to a more accurate portrayal of his exemplary qualities. The network also helped with ongoing review of character skins, images, and background biographies to ensure they reflected the authenticity of the characters’ stories.

Inclusive design helps create accommodations and rich experiences that are enjoyable for our players with varying needs, abilities, and preferences. As one example, we updated World of Warcraft accessibility, including voice chat transcription, text chat narration, text-to-speech commands, speak for me (synthetic voice), quest text contrast, and specular lighting control. Similarly, we re-launched Diablo® II : Resurrected™, with an array of new accessibility features that were not present in the original game, including controller configurations to allow players options to play with one hand, new options to prevent prolonged button holds and repetitive actions, and volume sliders for individual sound effects to help with sensory overload.

Communities in Which We Live and Work

From Company-sponsored programs to grassroots voluntary involvement, our employees love to give back and support programs and charities that are meaningful to them and our communities more broadly.

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Call of Duty Endowment

The flagship of our corporate social responsibility efforts is the Call of Duty Endowment (the “Endowment”), which helps veterans find high-quality careers by supporting groups that prepare them for the job market and by raising awareness of the value that veterans bring to the workforce.

Since its inception in 2009, the Endowment has made more than $62 million in grants and is on track to hit its goal of getting 100,000 veterans back to work by 2024.

Despite a volatile job market in 2021, it was the Endowment’s most successful year ever; over 16,000 veterans were placed in high-quality jobs. We are proud that 19% of those veterans were women and 20% were Black, even though those who identify as women and Black compose just 10% and 12%, respectively, of the U.S. veteran community.

Please see the Endowment’s most recent annual report, which may be viewed at https://www.callofdutyendowment.org, for more information.

Giving Back to the Community

There are a number of ways Activision Blizzard empowers its employees to support their communities. For example, on our Veterans Day of Service, Activision Blizzard employees volunteer during the workday, helping charities focused on creating a positive impact for veterans across the globe. Additionally, in December 2021, the Company launched ABK Gives Back, a charitable donation matching program that matches eligible employee contributions, dollar-for-dollar, up to $1,000 (or local equivalent) annually. Activision Blizzard also supports various community programs to promote STEAM learning and foster career opportunities for underrepresented groups in STEAM fields.

PROTECTING THE PLANET

We are committed to doing our part to protect the planet for current and future generations. That is why we think about our environmental impact across our operations.

Digital share of revenue is increasing over time, enabling us to set and achieve important sustainability goals. In 2021, we derived approximately 87% of our revenues via digital channels. As a result, from 2019 to 2021, we reduced packaging waste by 60%, surpassing our original goal of a 50% reduction by 2024.

Please see our upcoming ESG report for 2021 for additional information about our environmental sustainability goals.

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DIRECTOR COMPENSATION

OVERVIEW OF OUR DIRECTOR COMPENSATION PROGRAM

Our non-employee directors receive a mix of cash and equity awards, with most of the compensation in the form of equity. The amount of compensation varies with each director’s role and responsibilities. Mr. Kotick, our Chief Executive Officer and the only employee director, does not receive any additional compensation for his service on our Board.

The Compensation Committee annually reviews the total compensation paid to our non-employee directors and each element of our director compensation program and makes recommendations to our Board regarding the program as needed. In doing so, our Compensation Committee considers various factors, including our directors’ responsibilities, their experience and skills, and whether the form and amount of our director compensation is competitive as compared to the peer group against which the Compensation Committee benchmarks our executive compensation. (Please see “Executive Compensation—Compensation Discussion and Analysis—How We Make Decisions About Executive Compensation—How We Use Peer Company Data and Compensation Surveys” below for information about our peer group.) The Compensation Committee engages an independent compensation consultant— Exequity—to assist in this review. Our executive officers may assist the Compensation Committee in obtaining benchmarking and other information relevant to determining director compensation, but management has no role in recommending or determining the amount or form of director compensation.

Although the structure of the director compensation program and the amounts payable thereunder are reviewed annually, the annual cash retainer and the value of the equity granted to our non-employee directors have remained unchanged for over eight years.

The director compensation program was most recently amended as of November 22, 2021, to provide for compensation for service on our newly-formed Workplace Responsibility Committee.

CASH COMPENSATION

The following table summarizes the cash elements of our non-employee director compensation program. Directors do not receive any additional payments for attending Board or committee meetings.

Annual Retainer	$90,000
Add’l. for Serving as Chairperson of the Board of Directors	$150,000
Add’l. for Serving as Lead Independent Director	$50,000
Add’l. for Serving as Chairperson of the Audit Committee	$40,000
Add’l. for Serving as Chairperson of the Compensation Committee	$40,000
Add’l. for Serving as Chairperson of the Nominating and Corporate Governance Committee	$30,000
Add’l for Serving as Chairperson of the Workplace Responsibility Committee	$40,000
Add’l. for Serving as an Audit Committee or Workplace Responsibility Committee Member (other than as the Chairperson)	$11,000
Add’l. for Serving as a Compensation Committee or Nominating and Corporate Governance Committee Member (other than as the Chairperson)	$5,500
Per Day for Special Assignments in connection with Board duties	$5,500

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EQUITY COMPENSATION

Our Board believes that directors more effectively represent our shareholders if they are shareholders themselves. Each non-employee director is entitled, upon election or appointment to our Board and upon each subsequent re-election, to receive RSUs representing the right to receive shares of our Common Stock. The grant date value of those RSUs is $250,000. The value of the grant to any director who is elected or appointed to our Board at any time other than at the Board meeting immediately following an annual meeting of our shareholders will be pro-rated based on the amount of time from the date of such election or appointment until the then-expected date of our next annual meeting of shareholders. The actual number of shares underlying any such grant of RSUs is determined by dividing the grant date fair value of the award by the closing price of our Common Stock on The Nasdaq Stock Market on the date of grant. Each award vests in four equal installments, on a quarterly basis during the year following the grant date, subject to continued service on our Board.

On January 18, 2022, we announced that we had entered into the Microsoft Merger Agreement. For details regarding the impact the completion of the proposed transaction with Microsoft would have on the unvested equity awards then held by our non-employee directors, please see the Definitive Proxy Statement on Schedule 14A filed with the SEC on March 21, 2022 (the “Merger Proxy Statement”).

STOCK OWNERSHIP GUIDELINES

Non-employee directors are expected, within four years following their initial election to our Board, to beneficially own shares of our Common Stock (including any RSUs representing the right to receive shares of our Common Stock) having an aggregate value at least equal to five times the amount of the annual cash retainer we then pay directors for regular service on our Board. Currently, this equates to beneficially owning shares of our Common Stock with a value of $450,000. The value of shares owned by each non-employee director is calculated as of January 2nd of each year (or, if that date is not a trading date, the next trading date), based on the higher of: (a) the closing price of our Common Stock on The Nasdaq Stock Market on that day; and (b) the closing price of our Common Stock on The Nasdaq Stock Market on the date of grant (or, if that date is not a trading date, the next trading date), for any shares we awarded the director, and the actual cost to the director for any other shares (including shares acquired upon exercise of a stock option). As of January 3, 2022, each non-employee director who, as of that date, had been a member of our Board for four or more years was in compliance with these guidelines.

INDEMNIFICATION

We maintain a directors and officers insurance policy that covers all our directors with respect to claims arising out of an alleged wrongful act by them in their capacity as directors of Activision Blizzard. Further, our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

In addition, we have entered into indemnification agreements with certain of our non-employee directors that require us, among other things, to indemnify those directors against certain liabilities that may arise by reason of their status or service as directors, provided that they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the Company’s best interests (and, with respect to any criminal action, suit, or proceeding, provided that they had no reasonable cause to believe their conduct was unlawful). The indemnification agreements also require us to advance expenses incurred by our non-employee directors as a result of any proceeding against them as to which they could be indemnified.

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REIMBURSEMENT OF EXPENSES AND LIMITED BENEFITS

We reimburse our directors for expenses incurred in connection with their service on our Board. We also reimburse our directors’ spouses for travel, lodging, and related expenses they incur in attending business-related meetings or events at our request, though such occurrences are uncommon. Our Board may provide our directors with other benefits. For example, on rare occasions, if a director’s spouse joins a business trip other than at our request, that person may receive travel and lodging at our expense when the incremental cost is negligible.

DIRECTOR COMPENSATION FOR 2021

The following table summarizes information regarding the compensation of our directors for 2021, other than Mr. Kotick. The compensation Mr. Kotick received as an employee of the Company is included in the “Summary Compensation Table” below, and he does not receive any additional compensation for his Board service.

Name	Fees Earned in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Reveta Bowers	97,333	249,674	—	—	347,007
Robert Corti	130,000	249,674	—	—	379,674
Hendrik Hartong III	101,000	249,674	—	—	350,674
Brian Kelly	240,000	249,674	—	—	489,674
Barry Meyer	95,500	249,674	—	—	345,174
Robert Morgado	210,000	249,674	—	—	459,674
Peter Nolan	101,000	249,674	—	—	350,674
Dawn Ostroff	102,167	249,674			351,841
Casey Wasserman	95,500	249,674	—	—	345,174
(1)

Each person who served on our Board during 2021 other than Mr. Kotick received 2,683 restricted share units in 2021. The amounts in the Stock Awards column represent the aggregate grant date fair value of those restricted share units (computed in accordance with ASC Topic 718). Assumptions and key variables used in the calculation of these grant date fair values are discussed in Note 16 of the notes to our audited consolidated financial statements included in Part II, Item 8 of our 2021 10-K.

(2)

The following table presents, as of December 31, 2021, the number of shares underlying outstanding stock options and stock awards (which consist of RSUs) held by each director who served in 2021 other than Mr. Kotick.

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Name	Number of Shares Underlying Options as of December 31, 2021 (#)	Number of Shares Underlying Unvested Stock Awards as of December 31, 2021 (#)
Reveta Bowers	—	1,341	(a)
Robert Corti	—	1,341
Hendrik Hartong III	—	1,341
Brian Kelly	80,676	1,341
Barry Meyer	—	1,341	(b)
Robert Morgado	44,000	1,341
Peter Nolan	—	1,341
Dawn Ostroff	—	1,341
Casey Wasserman	—	1,341	(c)

(a)

These RSUs are held in the Bowers Family Trust of 2004.

(b)

These RSUs are held in trust—one-half in the Barry Meyer Separate Property Trust and one-half in the Barry and Wendy Meyer Trust.

(c)

These RSUs are held in the Casey Wasserman Living Trust.

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PROPOSAL 2 ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION

GENERAL

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our shareholders are being provided the opportunity to cast a non-binding, advisory vote (commonly known as a “say-on-pay”) on the compensation of the executive officers named in the “Summary Compensation Table” below (i.e., the NEOs).

We are asking you to approve the following resolution at the Annual Meeting:

“Resolved, that the shareholders APPROVE, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion.”

Before you cast your vote, we encourage you to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes our executive compensation policies and practices, including a number of important changes made to them. You should also review the Summary Compensation Table and other compensation tables and related narrative discussions, which provide detailed information on the compensation of our NEOs. Our Compensation Committee and Board believe our compensation policies and practices align with shareholder interests by emphasizing pay for performance and enabling us to attract, retain, and motivate the key executive talent necessary to achieve our financial and strategic goals.

REQUIRED VOTE AND BOARD RECOMMENDATION

This proposal will be approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. As an advisory vote, the proposal is non-binding on the Company, our Board, and our Compensation Committee. However, our Board and its Compensation Committee value the opinions expressed by our shareholders and will carefully consider the outcome of the vote when making future executive compensation decisions. Our Board ultimately has a duty to act in what it believes to be the best interests of the Company and all of its shareholders.

The Board has adopted a policy of providing for annual say-on-pay advisory votes. As such, we expect that the next say-on-pay vote will be held at our 2023 annual meeting (unless the proposed transaction with Microsoft is completed before we would otherwise be holding such meeting, in which case the meeting will not occur). The next say-on-pay frequency vote also will be held at our 2023 annual meeting (again, only if the proposed transaction with Microsoft has not already been completed by the time we would otherwise be holding our meeting).

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, AS DISCLOSED IN THIS PROXY STATEMENT.

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COMPENSATION COMMITTEE LETTER

Dear Fellow Shareholders,

In January of 2022, we announced that we had entered into a merger agreement with Microsoft Corporation. This announcement represents an exciting new phase of our Company’s journey to create epic entertainment. The Compensation Committee, along with the other members of Activision Blizzard’s Board of Directors, believes this is the right transaction with the right partner at the right time.

Following blockbuster financial performance in 2020, macroeconomic headwinds in 2021 made it a challenging year for certain aspects of our performance in relation to rigorous objectives established at the beginning of the year. While we did achieve year-over-year growth across many of our key financial metrics, we fell short of the ambitious goals we set for ourselves in early 2021. We remain committed to operational excellence and are working vigorously to ensure that the Company’s management and employees remain properly incentivized and resourced. We believe this is aligned with our goal for Activision Blizzard to become the most welcoming, inclusive company in our industry.

2021 Pay-for-Performance Alignment

For many years, we have been focused on ensuring a strong linkage between pay and performance, with incentive compensation payouts directly tied to financial performance and shareholder value creation. For fiscal year 2021, this important compensation philosophy was evident in practice. The Company did not reach all of the applicable financial targets, so some of the compensation opportunities we established for 2021 were not fully achieved. Despite missing the threshold level of the AB Adjusted OI target we established for annual bonuses by 0.7%, we did not adjust either the goals or the determination of performance for the year. As a result, none of our NEOs received an annual bonus payout for 2021, thereby maintaining the direct tie between executive pay and performance. Similarly, the NEOs’ performance-based restricted share units, which were based in whole or in part on 2021 performance, resulted in the delivery of, on average, 41% of the shares that would have been delivered at target.

Executing Against Our 2021 Commitments

As we described in our letter to you last year, we made significant changes to our Chief Executive Officer’s compensation in response to feedback we received from our shareholders. We continued our dialogue with shareholders throughout 2021, and heard that many of our investors approved of those changes, which included (a) substantial reductions to our CEO’s target compensation; (b) elimination of the “shareholder value creation incentive,” which created the potential for increased levels of vesting on certain performance-based awards if the Company achieved significant stock price appreciation; and (c) elimination of a provision that had created the potential for an additional payment in the event of a transformative transaction.

We are proud to share the outcomes of the commitments we made during 2021 in the following Compensation Discussion and Analysis, which include:

•

increasing the weighting of financial goals applicable to performance compensation for the CEO to 80% (versus 60% in 2020) and accelerating the transition to an 80% weighting for all other NEOs from 2022 to 2021;

•

including ESG objectives in incentive design, along with increased disclosure regarding attainment of these objectives; and

•

placing more emphasis on performance-based equity incentive awards.

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Beyond compensation, the conversations with shareholders have shifted toward ensuring that the Company and our employees have the resources, culture, and dedication from leadership needed to succeed in our collective commitment to be the model workplace in our industry.

Reflecting his personal commitment to these objectives, Mr. Kotick asked the Board to reduce his total compensation to California’s minimum exempt salary (which is approximately $62,500 for 2022) and that he not be awarded any bonuses or equity grants until the Transformational Goals have been achieved. Mr. Kotick’s pay was adjusted to $62,500 per year, effective October 28, 2021. We have honored Mr. Kotick’s request, and his pay adjustment will remain in effect until such time as the Workplace Responsibility Committee determines the Company has made appropriate progress toward the Transformational Goals.

We believe the above changes to our executive compensation program illustrate not only our continuing commitment to responding to the input of our shareholders, but also our dedication to making Activision Blizzard an exemplary workplace that not only respects and honors our employees but also continues to demand the performance our shareholders have a right to expect.

We are truly excited by the future prospects for Activision Blizzard and remain committed to ensuring we follow the best practices in both compensation and governance.

Sincerely,

Your Compensation Committee

Robert Morgado (Chair), Reveta Bowers, and Dawn Ostroff

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the compensation program for the named executive officers set forth in the “Summary Compensation Table” below (i.e., our “named executive officers” or “NEOs”).

Name	Position with Activision Blizzard
Robert Kotick	Chief Executive Officer
Armin Zerza	Chief Financial Officer
Dennis Durkin	Former Chief Financial Officer
Daniel Alegre	President and Chief Operating Officer
Brian Bulatao	Chief Administrative Officer
Grant Dixton	Chief Legal Officer

This CD&A includes a description of the material elements of our compensation and the rationale for our compensation decisions. In particular, we:

•

describe the complex business environment in which we operate and our rigorous requirements for talent;

•

describe the review of, and adjustments to, our executive compensation program as a direct result of conversations with our shareholders;

•

summarize our performance-focused compensation principles and objectives;

•

outline our decision-making approach related to performance-focused executive compensation;

•

describe the elements and rationale behind our performance-focused compensation programs and awards for 2021; and

•

describe the impact the proposed transaction with Microsoft would have on our executive compensation program.

For details on the Transformational Goals discussed throughout this Compensation Discussion and Analysis, please see “Corporate Governance Matters—Workplace and Culture—Transformational Gender-Related Goals and Other Commitments,” which begins on p. 42 of this proxy statement.

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 This CD&A includes:

Executive Summary	56
Long-Term Company Performance	56
Our Corporate Strategy	57
2021 Performance	58
2021 Pay-for-Performance Alignment	59
How the Board is Addressing Shareholder Feedback About Our Compensation Program	59
Pay Program Modifications During 2021	60
Additional Detail About the CEO’s Employment Agreement	62
Compensation Philosophy	64
How We Make Decisions About Executive Compensation	66
Factors Influencing Compensation Decisions	66
How the Competitive Business Environment Affects Our Talent Requirements	67
Why We Use Employment Agreements	67
How We Use Peer Company Data and Compensation Surveys	68
Key Participants in the Executive Compensation Decision-Making Process	69
Compensation Policies that Mitigate Risk	71
Elements of Our Executive Compensation Program for 2021	72
Base Salary	72
Corporate Annual Incentive Plan (CAIP) Bonuses	73
Other Cash Programs or Awards	78
Equity Awards	79
Change-of-Control Arrangements	84
Limited Retirement Benefits	84
Standard Health and Welfare Benefits	84
Impact of Proposed Acquisition by Microsoft	85
Additional Information	85
Equity Award Granting Policy	85
Impact of Tax and Accounting Considerations	85

EXECUTIVE SUMMARY

Long-Term Company Performance

Under the leadership and strategic vision of our founder and long-time CEO, Mr. Kotick, Activision Blizzard has consistently navigated the dynamics of our constantly evolving industry to harness growth opportunities and create exceptional value for our shareholders.

The Company has created substantial value for our shareholders over the long term, outperforming both our peer group median and the S&P 500 over 10 and 20 years. Over the 10 years ended December 31, 2021, we delivered an average annual total shareholder return (“TSR”) of 19%, ahead of the peer group median of 17% and the S&P 500 at 17%. Over the 20 years ended December 31, 2021, the Company’s average annual TSR was 17%, ahead of the peer group median of 11% and the S&P 500 at 10%.

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Total Shareholder Returns

We believe this long-term sustained performance reflects the Company’s track record of disciplined capital allocation, focus on our largest opportunities, operational excellence, and our commitment to hiring and retaining top talent. This, coupled with our robust pay-for-performance mindset, demonstrates our ability to further enhance the Company’s earnings profile. These have been core tenets for Mr. Kotick and his leadership team for 30 years.

Our Corporate Strategy

Our long-term performance continues to be enabled by our evolving franchise strategy, which is focused on expanding reach, engagement, and player investment for our portfolio of fully-owned franchises as we execute against four key strategic growth initiatives:

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2021 Performance

Although our performance in 2021 did not meet certain of the aggressive targets we set following an exceptionally strong year in 2020, Activision Blizzard performed well in 2021 across a number of metrics. Among other achievements, we delivered record full-year GAAP results and grew net revenues by 9%, operating profit by 19%, EPS by 22%, and operating cash flow by 7%, in each case year-over-year. Net bookings, which is an operating metric, was broadly consistent at 1% lower year-over-year.

This strong performance was driven by increased investment in our biggest franchises and opportunities, and by the commitment and focus of our talented employees despite the ongoing challenges of working remotely. Other key highlights over the year are described below.

The King business passed the $1 billion annual segment operating income milestone for the first time, with +19% year-over-year segment revenue growth. In-game net-bookings grew strongly in 2021 as players responded positively to a more frequent cadence of compelling in-game content and events for key titles, while King’s advertising business grew +60% year-over-year.

The Call of Duty franchise continued to operate at a much greater scale than that seen prior to the launch of the Call of Duty: Warzone and Call of Duty Mobile free-to-play experiences. Franchise performance was lower year-over-year against a period that benefited from the launch of Warzone and shelter-at-home tailwinds. The Call of Duty: Vanguard release did not meet our expectations, but Warzone continued to drive significant player investment through in-game content sales and Call of Duty Mobile net bookings grew strongly, with 2021 worldwide consumer spending on the mobile title exceeding $1 billion.

World of Warcraft again demonstrated the structural expansion that the franchise has enjoyed since the launch of Classic, a recreation of the game from 15 years ago. World of Warcraft delivered its strongest annual engagement and net bookings outside of a Modern expansion year in a decade, benefiting from the combination of the Modern game and Classic under a single subscription.

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2021 Pay-for-Performance Alignment

The performance targets for our 2021 incentive plans were aligned with our annual operating plan (i.e., our AOP), and we view these goals as ambitious, but achievable. For example, in our annual bonus plan (the CAIP), our threshold payout is set at 90% achievement of our AOP, whereas, for a number of our peer companies, the minimum level achievement required for any payout is 85% or less.

The majority of the awards to NEOs based upon the Company’s 2021 performance resulted in below target level achievement, if any, and no awards to NEOs resulted in above target achievement. As discussed in detail in this CD&A, this performance was directly reflected in our NEO compensation as follows:

•

We did not meet the threshold level achievement of 90% of AB Adjusted OI relative to the AOP—missing that goal by 0.7%—and therefore none of our NEOs received a CAIP award for 2021.

•

Performance Stock Units (i.e., PSUs)—vested, at least in part, in respect of 2021 performance based upon various measures, including AB Adjusted OI, AB Adjusted EPS, and relative TSR, resulting in payouts ranging from 0% to 94% of target, with an average of 41% of target.

•

Performance Stock Options—had a binary performance target based on 2021 AB Adjusted OI, which was achieved, resulting in 100% vesting.

HOW THE BOARD IS ADDRESSING SHAREHOLDER FEEDBACK ABOUT OUR COMPENSATION PROGRAM

The Compensation Committee considers shareholder input essential and continues to focus on integrating shareholder viewpoints into our executive compensation program. We regularly engage with our shareholders throughout the year as part of this ongoing effort. In recent years, executive compensation has been a key topic of these conversations.

Based largely on shareholder feedback, we made numerous modifications to our executive pay program design and disclosure prior to the 2021 annual meeting, including:

•

reducing total CEO pay;

•

eliminating the applicability of certain features of our CEO’s employment agreement;

•

placing more emphasis on performance-based equity incentive awards; and

•

adding an ESG component to the strategic objectives underlying our executive bonuses.

We believe these modifications appropriately addressed the majority of shareholder concerns regarding our pay practices.

A majority of the shareholders who voted at our 2021 annual meeting, representing approximately 56% of the total votes cast, voted in support of our say-on-pay proposal. We believe, based upon shareholder feedback received after the 2021 annual meeting, that some of the unfavorable say-on-pay votes were cast in relation to the pay program in effect for 2020, and did not fully reflect investor sentiments regarding the modifications we made before the meeting. This year, in response to shareholders, we have continued to strengthen our compensation program and better align NEO performance and compensation with the interests of our shareholders.

We continued our focus on shareholder engagement following the 2021 annual meeting, offering engagement to shareholders owning approximately 64% of our outstanding shares. We also identified and engaged with many of the large institutional investors that voted against our 2021 say-on-pay proposal, as well as with proxy advisors ISS and Glass Lewis. Our Board and management team held over 60 meetings, engaging with 54 institutions owning approximately 53% of our outstanding shares (based on shareholding estimates at the outset of our engagement efforts in February 2022). The Chair of our Compensation Committee, Mr. Morgado, or the CEO (and, in many cases, both) personally participated in over 20 meetings with shareholders owning approximately 40% of our outstanding shares (also based on shareholding estimates at the outset of our engagement efforts in February 2022). To ensure candid discussions, the CEO always offered to step away from these calls when CEO or broader NEO compensation was discussed. Investor feedback from all of these conversations was shared with the entire Board.

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Our engagement after the 2021 annual meeting gave us the opportunity to further explain the numerous modifications made to our pay program design and to solicit additional feedback. As a result of these changes (together with the further reduction in CEO pay during 2021), shareholder feedback regarding our pay program turned largely positive and shareholders shifted the focus of their comments and questions away from executive compensation to other topics.

Pay Program Modifications During 2021

The Company made substantial modifications to its pay programs in 2021, both in response to shareholder feedback and to incorporate other adjustments we and our CEO viewed as necessary to further enhance our executive compensation practices and to incentivize achievement of the Transformational Goals. These changes are summarized in the table below.

What we heard	How we responded in advance of 2021 Annual Meeting	Additional changes following the 2021 annual meeting	Impact of action
CEO’s COMPENSATION
CEO pay exceeds that of peers	Base Salary • Reduced CEO’s 2021 salary by 50% from $1.75 million to $875,000	• CEO requested that his base salary be reduced to the minimum required under California law until appropriate progress toward achievement of Transformational Goals	• Initial 2021 salary below 25th percentile of peer group • Subsequent reduction to $62,500 resulted in the CEO having the lowest base salary of peer group by over $500,000

Corporate Annual Incentive Plan (CAIP)

•

Reduced CAIP cash bonus as a result of salary reduction

•

Capped maximum potential 2021 and 2022 CAIP payouts to 2X base salary (effectively capped “at target”)

		• CEO requested that he receive no bonus until appropriate progress toward achievement of Transformational Goals	• 2021 and 2022 target bonuses well below 25th percentile of peer group • No CAIP bonus paid to CEO for 2021
	Long-Term Incentives (LTI) • Amended employment agreement to limit CEO’s annual LTI award grant values for 2021 and 2022 to no greater than the 50th percentile of peer CEO LTI grant values	• CEO requested that he receive no LTI awards until appropriate progress toward achievement of Transformational Goals	• No LTI awards to CEO in 2021
Preference for PSUs over stock options	• Amended LTI program design for 2021 and 2022 contract extension period to ensure 100% of CEO LTI awards denominated in performance-vesting restricted share units (“PSUs”)	• A portion of any LTI grants in any year must be in PSUs tied to the Company’s TSR relative to the applicable peer group of companies	• Further strengthen performance linkage of incentives
Concern regarding additional award potential based on outcome of M&A	• Eliminated potential to earn the “transformative transaction award,” with immediate effect		• Further strengthen pay for performance
Concern regarding award structures	• Eliminated the “shareholder value creation incentive” with respect to all equity grants made after April 2021, when the 2016 employment agreement was amended		• Reduce impact of single performance metric

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What we heard	How we responded in advance of 2021 Annual Meeting	Additional changes following the 2021 annual meeting	Impact of action
OVERALL ANNUAL INCENTIVE PROGRAM DESIGN
Annual incentive should emphasize financial metrics	• Increased financial metric weight, from 60% to 80% for the CEO beginning in 2021, and for other executives beginning in 2022	• Implemented increase to 80% financial weighting for all NEOs in 2021	• Enhance alignment of incentive with financial outcomes
Preference for ESG objectives in incentive design	• Added an ESG component which may include diversity, inclusion, promotion and hiring of veterans, and sustainability, as part of executive strategic objectives beginning in 2021	• Implemented addition of ESG component as part of NEO strategic objectives • No bonus for CEO until appropriate progress toward achievement of Transformational Goals	• Directly link incentive payout with ESG performance
COMPENSATION PROGRAM DISCLOSURE
Enhance disclosure of goal-setting process	• Enhanced disclosure of target-setting to provide context for the rigor of targets in “Corporate Annual Incentive Plan (CAIP) Bonuses” section of the proxy		• Increase transparency of incentive structure
Enhance disclosure of strategic component of annual incentive award	• Enhanced disclosure related to strategic objectives and performance for annual incentive awards, beginning for 2020—see “Corporate Annual Incentive Plan (CAIP) Bonuses” section		• Increase transparency of incentive structure and evaluation
Provide additional disclosure regarding peer group composition	• Enhanced disclosure of peer group analysis process—see “Decision- Making Approach to Executive Compensation” section		• Provide context to explain why the peer group we selected is appropriate
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ADDITIONAL DETAIL ABOUT THE CEO’S EMPLOYMENT AGREEMENT

The Compensation Committee believes that awards to Mr. Kotick under his employment agreement directly reflect the significant value he delivered to shareholders over the past five years. However, shareholders have, over time, expressed some concerns about elements of Mr. Kotick’s employment agreement and the amount of compensation he may earn.

While the term of the 2016 Kotick Employment Agreement (as defined below) was scheduled to expire in December 2021, the Compensation Committee took steps in April 2021 to specifically address shareholder feedback in both amending the agreement and extending it through March 31, 2023. The table below provides a snapshot of the 2016 Kotick Employment Agreement and the 2021 Kotick Employment Agreement Amendment (as defined below), highlighting the significant changes made in response to shareholder feedback received over the past two years. The Kotick Employment Agreement is discussed in further detail under “—Employment Agreements—Robert Kotick,” which begins on page 101 of this proxy statement.

In October 2021, Mr. Kotick asked that his total compensation be reduced to the lowest amount permitted to be paid to exempt employees under California law until the Workplace Responsibility Committee concludes the Company has made appropriate progress toward the achievement of the Transformational Goals. If and when the Workplace Responsibility Committee determines that the Company has made such progress, the Compensation Committee may increase Mr. Kotick’s compensation to the levels provided in the Kotick Employment Agreement (as defined below). For further information on the Transformational Goals, see “Corporate Governance Matters—Workplace and Culture—Transformational Gender-Related Goals and Other Commitments,” which begins on page 42 of this proxy statement. Although Mr. Kotick has voluntarily reduced his total compensation, the Kotick Employment Agreement remains in full force and effect.

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Pay Element	2016-2021 Employment Agreement (the 2016 Kotick Employment Agreement)	2021-2023 Agreement Extension (the 2021 Kotick Employment Agreement Amendment)	Additional Changes (i.e., changes after the 2021 Kotick Employment Agreement Amendment)
BASE SALARY
	• $1,750,000 per year	• Reduced base salary of $875,000 (<25th percentile of peer CEOs)	• At request of CEO, reduced base salary of $62,500 (~ lowest amount permitted for exempt employees under California law) until appropriate progress toward achievement of Transformational Goals
ANNUAL CASH INCENTIVE
Target CAIP	• Target value of 200% of salary: $3,500,000	• Target value of 200% of reduced salary: $1,750,000 • Maximum payout capped at $1,750,000 • <25th percentile of peer CEOs	• At request of CEO, no bonus until appropriate progress toward achievement of Transformational Goals
Metrics	• Practice of utilizing a combination of 60% financial metrics and 40% strategic objectives	• 80% financial metrics and introduced 20% strategic objectives linked to ESG goals
LONG-TERM INCENTIVE
Target LTI	• Annual LTI subject to Compensation Committee approval based on achievement of operating income, earnings per share, and absolute and relative TSR	• Grant value of annual LTI awards not to exceed 50th percentile of peer CEO LTI target grant values	• At request of CEO, no LTI awards until appropriate progress toward achievement of Transformational Goals
LTI Structure	• Generally in the form of PSUs and stock options	• 100% of LTI awards denominated in PSUs
Additional Provisions	• A “transformative transaction” clause created a possible additional payment in the event of a significant transaction that resulted in substantial and sustained shareholder value creation	• Eliminated applicability of this provision
	• A “shareholder value creation incentive” provided for certain LTI awards to be accelerated and paid at maximum levels if the Company’s stock price doubled during the term of the agreement*	• This provision does not apply to any outstanding awards and will not apply to grants made after April 28, 2021
*

In August 2021, the Compensation Committee certified that the performance criteria underlying the “shareholder value creation incentive” provision in Section 12 of the Kotick Employment Agreement had been achieved, as, prior to December 31, 2021, the average closing price of our Common Stock had exceeded $79.96—thereby doubling in value (based on the average closing price of our Common Stock during the period from October 1, 2016 to December 31, 2016 of $39.98)—and remained at or above that level for at least 90 consecutive trading days. See “Employment Agreements—Robert Kotick—Shareholder Value Creation Incentive” below.

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COMPENSATION PHILOSOPHY

We offer competitive total compensation to attract, retain, and motivate key executives who have the characteristics needed to operate in our industry most effectively. Annual and long-term incentive awards are linked to the Company’s financial performance and stock price, incentivizing executives to drive corporate performance. In addition, our executive officers are rewarded based on the extent to which they achieve the predetermined strategic objectives our Compensation Committee sets for each of them. This approach is designed to hold our executive officers accountable for our performance and thereby align their interests with those of our shareholders.

The following table illustrates certain elements of our executive compensation program, with a focus on the performance-based incentives we use.(1)

Name	Program	Service Period	Performance Linkage
Annual incentive	Corporate Annual Incentive Plan (CAIP)	Generally, 1.2 years from beginning of performance period

80% financial:

•

48% AB Adjusted OI

•

16% AB Adjusted EPS

•

16% AB Adjusted FCF

20% key annual strategic priorities, described in detail below (see “—Elements of our Executive Compensation Program for 2021”)

Long-term incentive	PSUs (AOP)	Generally, during 3 ½ years from grant, based on three one-year performance periods	AB Adjusted OI, AB Adjusted EPS, stock price
	PSUs (Three-Year Strategic Plan)	Generally, 3 ½ years after grant
	Performance-Vesting Stock Options (AOP)	Generally, during 3 ½ years from grant, based on three one-year performance periods (10-year option term)	AB Adjusted OI, stock price
	Stock Options	Generally, during 3 years following grant (10-year option term)	Stock price
(1) This table is not intended to be exhaustive. For example, long-term incentives granted to certain of our NEOs were also subject to an assessment of 2021 performance with respect to TSR.

We remain focused upon performance-based compensation and our 2022 awards will be assessed against achievement of both financial and strategic goals.

Pursuant to the Microsoft Merger Agreement, we are prohibited from granting new PSU awards to employees unless we were contractually obligated to do so as of January 18, 2022. We do not believe this restriction will materially limit our ability to motivate our employees, since our outstanding PSUs and annual incentives will continue to be measured based upon actual performance for all performance periods completed prior to consummation of the proposed transaction with Microsoft. For details regarding our ability to grant equity awards under the Microsoft Merger Agreement, please see the Merger Proxy Statement.

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What We Do	What We Don’t Do
PAY FOR EXCEPTIONAL PERFORMANCE
Compensation mix designed to reward executives for actions that create sustainable shareholder value	No guaranteed salary increases or bonuses—increases based on financial performance
Metrics underpinning performance incentives align with our strategic and financial objectives	No repricing of stock options without shareholder approval
Annual and multi-year performance periods ensure focus on short- and long-term performance	No dividends paid on unearned awards
Significant majority of equity granted to our executives is performance-based, specifically as PSUs that vest based on performance against preset goals
Emphasis on multi-year growth metrics ensures continuous focus on driving incremental shareholder value
ALIGNMENT OF EXECUTIVE INTERESTS
Stock ownership guidelines (including CEO requirement of 50x base salary) encourage ownership mentality	No excise tax gross-up upon change in control termination
“Clawback” policy enables recoupment of certain performance-based compensation (both cash and equity) from an executive in the event of an earnings restatement due to that executive’s misconduct
COMPENSATION RISK MITIGATION
Formal risk management, governance, and review structures, including at least two levels of approval for incentive award payouts	No hedging of Company stock, or using margin accounts to trade Company stock
Formal caps on our incentive programs (both cash and equity) prevent outsized payments	No pledging of Company stock by directors, NEOs and other Section 16 officers, or the President of any of Activision Publishing, Blizzard, or King as collateral for any type of loan
Careful management of shareholders’ equity, with dilution in the bottom quartile of our peers over the last three years
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HOW WE MAKE DECISIONS ABOUT EXECUTIVE COMPENSATION

Factors Influencing Compensation Decisions

Our Compensation Committee believes that executive pay should be determined using a comprehensive approach, involving an evaluation of a wide variety of relevant factors, including:

The Compensation Committee does not use a predefined framework to weigh the relative importance of these factors, and the emphasis placed on specific factors may vary from executive to executive. Ultimately, the terms on which any given executive officer is employed reflect the Compensation Committee’s independent judgment regarding the amount and form of compensation necessary to attract, retain, and motivate that individual. An example of how we reference market data but make our own decisions is the fact that, although many of our compensation peers include RSUs either as part of the mix or as the sole equity vehicle, we primarily use PSUs that promote pay-for-performance and better align our programs with the interests of our shareholders.

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How the Competitive Business Environment Affects Our Talent Requirements

In setting executive pay, the Compensation Committee considers a wide variety of factors, including compensation provided to executives at companies against which we compete, or may compete, for talent. We operate in the interactive entertainment industry, which exists at the nexus of the gaming, media, entertainment, and technology sectors. Compiling a team of top executives with the necessary characteristics requires us to recruit from those and other sectors—often from companies that are larger and more mature than ours.

Our industry is intensely competitive and constantly evolving. It features a number of unique characteristics, including:

•

dependence on a relatively small number of titles for a disproportionate level of revenues and profits;

•

high priority on building and growing franchises with sustained game quality and ongoing content releases;

•

rising costs of development, partially due to increasingly complex technological requirements; and

•

a global consumer base that expects entertainment content delivered at an increasingly rapid pace and through a varied range of channels.

We believe that, in order to succeed in this fast-changing business environment, we require executive talent with specialized qualifications, including:

•

significant global experience managing complex brands and franchises;

•

in-depth knowledge of sophisticated strategies and operational models in the digital and entertainment segments; and

•

aptitude for, and experience in, managing entertainment and technology products and talent in a rapidly-changing, high-risk environment.

Why We Use Employment Agreements

Our employment agreements with executives specify base salary, incentive opportunities, and the terms and conditions of the equity awards that may be granted thereunder, and include provisions regarding the consequences of termination of employment, as well as restrictive covenants, such as non-competition and non-solicitation provisions. The terms of the employment agreements with each of our executives have been ratified by the Compensation Committee, which used its judgment to determine the appropriate amount and form of compensation and other employment terms necessary to recruit, retain, and motivate the executive, based in part on specific negotiations with the executive.

Employment agreements are common in the broader, highly competitive entertainment industry from which we recruit talent. We believe that multi-year employment agreements are critical in enabling us to attract and retain our executives. Using multi-year contracts also allows us to create compensation arrangements with a mix of incentive opportunities designed to reward executives for achievement of both short- and long-term goals, which we view in totality when assessing the executive’s compensation and performance during the term. For example, under the terms of their respective employment agreements, each of our NEOs has received, or is eligible to receive, incentive awards based on financial metrics or shareholder returns over a variety of performance and service periods. For more information on the NEOs’ employment agreements with the Company, see “—Employment Agreements” below.

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How We Use Peer Company Data and Compensation Surveys

In selecting a peer group, the Compensation Committee thoughtfully considers a range of factors to ensure that the companies are, individually and in aggregate, relevant. While we use six factors to assess relevance, not all companies will meet all criteria; the Compensation Committee’s judgment is required in ultimately assessing direct relevance to Activision Blizzard.

Talent competitors, in particular companies with which we have competed or may reasonably expect to compete for senior talent	Industry peers who, beyond their industry classification, are also relevant in other ways	Adjacent industry peers who, beyond their industry classification, are relevant in other ways
Comparable business models in terms of diversified media, world-class content creation and digital innovation	Comparable geographic footprints, operating globally	Within a defined size range with respect to revenue and/or market capitalization

The peer group is reviewed periodically to ensure continued relevance from the perspectives of talent, industry, business model, and operational scale, and to address M&A activity.

For example, the Compensation Committee reviewed and approved changes to the peer group for 2021, reflecting Activision Blizzard’s continued evolution within the digital media and entertainment space, as described in the proxy statement for our 2021 annual meeting of shareholders filed with the SEC on Schedule 14A on May 3, 2021.

The 2021 peer group consisted of the following 15 companies:

	Talent Competitor	Industry Peer	Adjacent Industry Peer	Comparable Business Model	Within 0.4x-2.5x revenue (FY2020)	Within 0.25x-4x of market cap (Dec 31, 2020)
Adobe Inc.
Discovery, Inc.
eBay Inc.
Electronic Arts Inc.
Fox Corporation
Intuit Inc.
Liberty Media Corporation
Live Nation Entertainment, Inc.
Netflix, Inc.
PayPal Holdings, Inc.
salesforce.com, inc.
ServiceNow, Inc.
Sirius XM Holdings Inc.
ViacomCBS Inc.
The Walt Disney Company
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At the time this peer group was approved, Activision Blizzard was positioned at:

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the 29th percentile on revenue;

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the 54th percentile on market capitalization; and

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the 85th percentile on net income growth (2018-2020).

Our closest competitors for talent are Tencent Holdings Ltd., Meta Platforms, Inc., Alphabet Inc., Amazon.com, Inc., and Apple Inc. However, these companies are not included in our peer group because they all have significantly larger market value capitalizations.

In evaluating our executive compensation program, the Compensation Committee utilizes data obtained from SEC filings made by these companies, including NEO target and actual compensation, company-wide equity usage rates, and potential dilution. In addition, the Compensation Committee, with the support of its independent compensation consultant and management, annually consults third-party surveys prepared by compensation specialists with respect to companies with comparable revenues, market capitalization, industry focus, number of employees, and other similar business-related factors in order to discern broader compensation trends in the market. During 2021, we referenced surveys published by Radford as an additional source of data to provide pay information that is not publicly available.

This compensation data provides an important contextual frame of reference with respect to the markets we compete in. The Compensation Committee also considers other sources to inform compensation structure, including practices of other relevant companies and broader industry trends. The Compensation Committee does not target a specific market percentile; instead, it assesses pay levels using a comprehensive approach.

Key Participants in the Executive Compensation Decision-Making Process

Compensation Committee

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Establishes our executive compensation principles.

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Reviews and approves all compensation of our executive officers.

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Has oversight of the Company’s long-term strategy for employee compensation.

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Has oversight of the principles underlying the design of our incentive plans.

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Reviews and approves the corporate objectives relevant to our Chief Executive Officer’s compensation, evaluates their performance in light of those objectives, and determines compensation based on that evaluation.

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Selects and monitors the Company’s peer group.

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Evaluates compensation-related information and recommendations provided by management and outside advisors.

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Annually reviews the compensation payable to our Board.

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Administers our equity incentive plans, including:

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approving equity award guidelines;

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approving all equity awards; and

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monitoring our equity usage and resulting potential dilution.

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Reviews and approves executive officer employment and severance agreements.

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Evaluates broad industry trends and practices.

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Engages, retains, and, where appropriate, terminates its engagement with its independent compensation consultant.

For additional information regarding the Compensation Committee, see “Corporate Governance Matters—Board Committees—Compensation Committee” above.

Compensation Committee’s Independent Compensation Consultant

Independence Determination

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In accordance with its charter and the Nasdaq Rules, in connection with the engagement of any compensation consultant or advisor, the Compensation Committee assesses the independence of such compensation consultant or advisor using the following factors:

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whether the consultant or advisor provides other services to the Company;

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the significance of the fees paid by the Company as a percentage of the consultant’s or advisor’s total revenues;

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the consultant’s or advisor’s policies and procedures designed to prevent conflicts of interest;

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any business or personal relationships between the professionals engaged to advise our Compensation Committee and any members of our Compensation Committee or our executive officers; and

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ownership of any Company stock by the professionals engaged to advise the Compensation Committee.

Role of the Consultant

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Reports directly to the Compensation Committee and regularly attends Compensation Committee meetings.

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Consults with the members of the Compensation Committee outside of formal committee meetings and without the participation of management, when requested by the committee.

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At the Compensation Committee’s direction, interacts with management to obtain the information the consultant deems necessary to form its recommendations to the committee.

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Provides the Compensation Committee advice on whether our executive and director compensation programs are market-competitive and otherwise appropriate.

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Presents third-party data and provides advice and expertise on director and executive compensation trends, pay programs and pay levels, and other emerging “best practices” relating to such compensation.

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Reviews recommendations provided by management to the Compensation Committee to ensure they are consistent with the Company’s principles with respect to director and executive compensation and reasonable vis-à-vis the Company’s peer group.

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Helps the Compensation Committee determine which companies should be included in the Company’s peer group.

Since October 2013, the Compensation Committee has retained Exequity as its independent compensation consultant. Our Compensation Committee has also retained Paul Hastings, as its legal advisor.

Executive Officers and Management

Our named executive officers and our Chief People Officer:

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Advise the Compensation Committee with respect to our business strategies and operational priorities and plans.

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Make recommendations to the Compensation Committee on the Company’s compensation practices, including with respect to incentive awards and the individual performance of our executives, as well as pay equity.

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Monitor the Company’s peer group and trends in the market.

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Support the development of the materials for each Compensation Committee meeting.

Our CEO reviews the performance of the Company’s executive officers (other than themself) and provides recommendations to the Compensation Committee with respect to compensation of those officers.

No member of management has a direct role in determining their own compensation. Further, decisions pertaining to the compensation of our Chief Executive Officer are reviewed and discussed by the Compensation Committee in executive session, without the presence of the Chief Executive Officer or any other member of management.

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Compensation Policies that Mitigate Risk

We have adopted policies that are intended to either align our executives’ long-term interests with those of our shareholders or to provide the Company with certain protections.

Clawback Policy

Activision Blizzard has maintained a “clawback policy” for over a decade. In the event of an earnings restatement due to the misconduct of an executive officer, the Company may seek to recover performance-based compensation paid or awarded to that executive. The policy covers both short-term compensation under the CAIP and long-term incentive awards (e.g., equity awards), and applies to any Section 16 officer. The full “Policy on Recoupment of Performance-Based Compensation” can be found on our website at
http://investor.activision.com/corporate-governance.cfm.

Executive Stock Ownership Guidelines

We believe that every executive officer should maintain a meaningful ownership stake in the Company. To that end, Activision Blizzard has long imposed stock ownership guidelines to further align the interests of our officers with those of our shareholders. The Executive Stock Ownership Guidelines can be found on our website at http://investor.activision.com/corporate-governance.cfm.

The Chief Executive Officer is required to beneficially own Company stock with a value at least equal to 50 times his then-current base salary. All other executive officers, as well as the President of each of Activision Publishing, Blizzard, and King, are required to beneficially own shares of our Common Stock with a value at least equal to their then-current annual base salary. We do not include restricted stock or restricted stock units in determining compliance with these requirements.

The individuals subject to these guidelines are expected to accumulate the required stock by the fifth anniversary of the date they became an executive officer. If any such person does not satisfy these guidelines by the end of the five-year period, then, until they satisfy the guidelines, they will be required to hold 50% of the net shares received upon exercise of stock options or upon the vesting of restricted share unit awards received (provided such shares received are under equity awards made after the adoption of the ownership guidelines and that such awards are, per their terms, explicitly subject to them).

As of April 1, 2022, each person who, as of that date, had been subject to the guidelines for five or more years, satisfied them.

Anti-Hedging Policy

We prohibit our directors and employees (including executives) from directly or indirectly “shorting” our securities, engaging in “put” or “call” or other “hedging” transactions involving our stock, or establishing or using a margin account with a broker-dealer to trade our securities. This restriction extends to any entity over which any employee or immediate family member sharing the same household of any employee has or shares voting or investment control.

Anti-Pledging Policy

We prohibit our directors, NEOs and other Section 16 officers, and the President of each of Activision Publishing, Blizzard, and King from pledging Company securities as collateral for any type of loan.

Incentive Design

See “Corporate Governance Matters—Our Board’s Role in Risk Oversight—Compensation Risk Management” for the features of our incentive compensation plans that help mitigate risk.

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ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM FOR 2021

The primary elements of our executive compensation program and their purposes are described below. Not all elements are applicable to all NEOs. We aim to incentivize our executives to drive corporate financial and operational performance by basing a significant portion of their compensation on the achievement of financial and strategic objectives.

Base Salary

In establishing the annual base salary rate for an executive officer, the Compensation Committee considers the individual’s role, performance, and annualized total compensation opportunities; salaries paid to the executive’s peers within the Company; and the total compensation opportunities of executives in comparable positions or with similar responsibilities at other companies by reference to data from our peer group and published surveys. For information about our peer group, see “—How We Make Decisions About Executive Compensation—How We Use Peer Company Data and Compensation Surveys” above.

None of our NEOs are contractually entitled to salary increases (see “—Employment Agreements” below). Executive officers generally receive salary increases only:

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when they enter into a new or revised employment agreement with the Company or one of its subsidiaries; or

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in connection with our annual review of executive base salaries.

The table below reflects the annual base salary rates since January 1, 2021, along with any other adjustments since that time:

Name	Salary at beginning of 2021 ($)	Changes during 2021		Salary at end of 2021 ($)		Changes to rate of salary in 2022 vs. 2021		Salary rate effective January 1, 2022 ($)
Robert Kotick	875,000	-93%	(1)	62,500	(1)	0%		62,500
Dennis Durkin	900,000	—%	(2)	—	(2)	—%	(2)	—	(2)
Armin Zerza	633,500	26%	(3)	800,000		0%		800,000
Daniel Alegre	1,350,000	0%		1,350,000		0%		1,350,000
Brian Bulatao	—	—%	(4)	1,000,000		0%		1,000,000
Grant Dixton	—	—%	(5)	750,000		0%		750,000
(1)

Mr. Kotick’s annual base salary remained the same through October 27, 2021, after which his salary for the remainder of the year was, at his request, reduced to $62,500.

(2)

Mr. Durkin’s employment with us ended on May 31, 2021.

(3)

Mr. Zerza’s annual base salary was increased to $800,000 as of April 1, 2021, in connection with his election as our Chief Financial Officer.

(4)

Mr. Bulatao’s employment with us began on February 1, 2021.

(5)

Mr. Dixton’s employment with us began on June 14, 2021.

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Corporate Annual Incentive Plan (CAIP) Bonuses

The CAIP is designed to drive our financial results and to incentivize individual contributions toward operational and strategic initiatives. In response to shareholder feedback, the fundamental structure of the plan was updated for 2021, with 80% (as compared to 60% for 2020) of an executive officer’s opportunity contingent on financial objectives, and the remaining 20% (as compared to 40% for 2020) contingent on individual strategic objectives aligned with our long-term strategic priorities. This reflects a one-year acceleration of our commitment to transition our NEOs to 80% financial objectives and 20% individual strategic objectives effective for 2022, other than for the CEO, where this was to be implemented in 2021.

In addition, for any bonus to be earned, the Company must achieve a threshold level of AB Adjusted OI, set at 90% of the operating income target. If this threshold is not achieved, no executive officer is eligible to receive a bonus under the CAIP.

Regardless of performance in the above areas, if AB Adjusted OI is below 90% of target (AOP) no CAIP bonuses will be earned.

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Target CAIP Awards

In establishing the target payout opportunities for the executive officers under the CAIP for 2021, the Compensation Committee considered the bonus targets set forth in their employment agreements, their annualized total compensation opportunities, our desired pay mix, and the total compensation opportunities of their peers within the Company and in comparable positions or with similar responsibilities at other companies by reference to data from our peer group and published surveys. The following target opportunities were approved for 2021:

Executive	Eligible Salary ($)(1)		CAIP Target (% of Salary)		CAIP Target ($)
Robert Kotick	743,750	(2)	200	(2)	1,487,500	(2)
Armin Zerza	756,454		132	(3)	994,789
Daniel Alegre	1,350,000		100	(4)	1,350,000
Brian Bulatao	903,846		100		903,846
Grant Dixton	403,846		75		302,885
(1)

“Eligible Salary” is the amount actually paid in 2021.

(2)

Mr. Kotick did not receive a bonus during 2021. If and when the Workplace Responsibility Committee determines that the Company has made appropriate progress toward the achievement of the Transformational Goals, Mr. Kotick will be eligible to receive an annual bonus.

(3)

Mr. Zerza’s target bonus opportunity under the CAIP was increased from 75% to 150% of his base salary when he was elected as our Chief Financial Officer on April 1, 2021.

(4)

Mr. Alegre has an opportunity to receive a bonus with a target amount of 100% of his base salary. This target is increased by up to 100% of his base salary for each year in which AB Adjusted EPS is at least 10% greater than the higher of (x) the AB Adjusted EPS AOP objective for the prior year and (y) the prior year’s actual AB Adjusted EPS (the higher of the two, the “EPS Objective”). As AB Adjusted EPS for 2021 was less than 10% of the EPS Objective, Mr. Alegre’s target bonus for 2021 remained 100% of his base salary. For more information on Mr. Alegre’s bonus opportunity under the CAIP, see “—Employment Agreements—Daniel Alegre—Annual Bonus” below.

Actual CAIP Awards for 2021

AB Adjusted OI must meet 90% of the operating income target for the NEOs to be entitled to their bonuses. As we did not reach threshold AB Adjusted OI for 2021, the NEOs did not receive any payouts under the CAIP. Nevertheless, management reviewed financial and strategic objective achievements for the NEOs with the Compensation Committee. The details of their achievements follow.

Financial Performance Score (80%)

The financial metrics underlying the target opportunity for the NEOs under the CAIP for 2021 were AB Adjusted EPS, AB Adjusted OI, and AB Adjusted Free Cash Flow. The Compensation Committee believes these financial measures are robust indicators of our overall performance, capturing fluctuations in sales as well as operating costs, and, as such, provide incentives to our executives to achieve objectives that contribute to increasing shareholder value.

CAIP goals are determined by reference to our AOP, which is set through a rigorous process and includes a detailed review of market trends, a “bottoms-up” build of financial objectives based on each franchise’s content plans, and the creation of a detailed budget with respect to all anticipated operating costs. Ranges are established around the AOP “target” to reflect the minimum level of performance that will be rewarded, and a maximum level of performance that reflects potential “stretch” scenarios. While a number of companies in our peer group require achievement at 105% to 125% of the target to earn maximum payouts, our plan requires achievement of 150% to 200% of target performance to earn maximum payouts.

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In 2021, our AOP targets represented significant growth in two of three financial metrics. The threshold, target and maximum performance goals shown below were deemed to be appropriate in the context of our AOP.

Financial Performance Measures(1) (dollars in millions, except share-based amounts)	2020 Actual	2021 Financial Performance Objectives
		2021 Threshold (50% Payout)	2021 Target (100% Payout)	2021 Maximum (200% Payout for OI and EPS and 150% Payout for FCF)
AB Adjusted OI	$3,392	$3,429	$3,810	$7,620
AB Adjusted EPS	$3.51	$3.47	$3.85	$7.70
AB Adjusted Free Cash Flow	$2,282	$2,352	$2,613	$3,920
(1)

These are non-GAAP measures. For more information, including how these measures are calculated and why our Compensation Committee believes they are appropriate for assessing our executives’ performance, see “General—Financial Measures Used in this Proxy Statement—Financial Metrics Used to Measure 2021 Compensation-Related Performance” above.

Actual performance resulted in year-over-year growth in adjusted EPS and adjusted free cash flow, as well as stable year-over-year adjusted operating income, in each case following record performance in 2020, but results were still below their targets for 2021.

Financial Performance Measures(1) (dollars in millions, except share-based amounts)	Weight	Performance Objectives and Actual Results
		Target	Actual Results	Actual Achievement	Weighted Achievement
AB Adjusted OI	48%	$3,810	$3,403	89.3%	0%(2)
AB Adjusted EPS	16%	$3.85	$3.62	94.1%	11%
AB Adjusted Free Cash Flow	16%	$2,613	$2,369	90.7%	9%
TOTAL WEIGHT/ACHIEVEMENT	80%				0%(2)
(1)

These are non-GAAP measures. Results for AB Adjusted OI and AB Adjusted EPS include $160 million and $0.16, respectively, associated with share-based compensation expense related to achievement against 2021 performance targets which was not excluded from the financial objectives used by management and our Compensation Committee to assess the performance of our NEOs. For more information, including how these measures are calculated and why our Compensation Committee believes they are an appropriate way to assess our executives’ performance, see “General—Financial Measures Used in this Proxy Statement—Financial Metrics Used to Measure 2021 Compensation-Related Performance” at the beginning of this proxy statement.

(2)

As AB Adjusted OI did not meet the 90% threshold, executive officers were not eligible to receive a bonus under the CAIP for 2021.

Individual Strategic Objectives (20%)

For each NEO, 20% of the target opportunity was based on strategic priorities established by the Compensation Committee for the year. Payouts in respect of the strategic objectives can range from 0% to 120% of an executive officer’s target opportunity.

The Compensation Committee believes that using strategic objectives, in addition to financial objectives, allows us to incentivize the specific behaviors the Compensation Committee thinks are most critical to the Company’s success. The exact objectives for 2021 varied by executive officer, reflecting areas of importance and influence by role. As demonstrated by the Compensation Committee’s assessment of each NEO’s performance below, ESG initiatives feature more prominently in our executive officers’ bonus opportunities than in prior years, with all strategic objectives underlying the CEO’s 2021 bonus opportunity directly related to ESG.

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Strategic Objectives for Robert Kotick

Area and Summary of Goals	Achievement Details	Weighting (as a % of Strategic Objectives)	Below Target	Target	Above Target
• Improve diversity and veteran representation across the Company	Met the targeted hiring rate of women	30%
	Met the targeted hiring rate of underrepresented ethnic groups	30%
	Met the targeted hiring rate of veterans	15%
• Make progress on key ESG initiatives beyond representation and hiring goals	Furthered sustainability and measurement initiatives, including the reduction in plastic packaging versus 2020	25%

Strategic Objectives for Armin Zerza

Area and Summary of Goals	Achievement Details	Weighting (as a % of Strategic Objectives)	Below Target	Target	Above Target
• Increase efficiency and ensure proper investment levels in core areas of our business	Successfully developed short-term and long-term planning around various initiatives, but did not meet all cost and growth objectives	50%
• Ensure staffing and succession plans support annual and long-range growth plans with an emphasis on diversity and inclusion	Hired and promoted diverse candidates for senior roles in the finance organization and established a production accounting function	20%
• Develop and implement appropriate organizational plans to deliver on ambitious goals	Instituted franchise production and resource planning with clear delivery and investment milestones	10%
• Ensure good corporate governance and ensure that investors understand and value the Company’s position and strategy	Bolstered shareholder engagement program and enhanced discussions around ESG initiatives, but did not complete all engagement goals	20%
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Strategic Objectives for Daniel Alegre

Area and Summary of Goals	Achievement Details	Weighting (as a % of Strategic Objectives)	Below Target	Target	Above Target
• Increase efficiency and ensure proper investment levels in core areas of our business	Successfully developed short-term and long-term planning around various initiatives, but did not meet all cost and growth objectives	40%
• Ensure staffing and succession plans support annual and long-range growth plans with an emphasis on diversity and inclusion	Hired and promoted diverse candidates for key leadership roles within the business	30%
• Develop and implement appropriate organizational plans to deliver on ambitious goals	Instituted franchise production and resource planning with clear delivery and investment milestones, but had delayed launch dates for certain 2022 titles	30%

Strategic Objectives for Brian Bulatao

Area and Summary of Goals	Achievement Details	Weighting (as a % of Strategic Objectives)	Below Target	Target	Above Target
• Increase efficiency and ensure proper investment levels in core areas of our business	Successfully developed short-term and long-term planning around various initiatives, but did not meet all cost and growth objectives	30%
• Ensure staffing and succession plans support annual and long-range growth plans with an emphasis on diversity and inclusion	Developed and hired for key roles with diverse candidates in the HR and IT organizations	30%
• Develop and implement appropriate organizational plans to deliver on ambitious goals	Made substantial enhancements to our IT and performance management practices	30%
• Ensure good corporate governance and enhance risk mitigation	Completed cybersecurity audits and additional risk mitigation actions	10%
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Strategic Objectives for Grant Dixton

Area and Summary of Goals	Achievement Details	Weighting (as a % of Strategic Objectives)	Below Target	Target	Above Target
• Increase efficiency and ensure proper investment levels in core areas of our business	Delivered values at or above expectations on settlement of key disputes, but did not meet all cost objectives	25%
• Ensure staffing and succession plans support annual and long-range growth plans with an emphasis on diversity and inclusion	Identified areas for talent improvement, bench strength, and potential successors	15%
• Develop and implement appropriate organizational plans to deliver on ambitious goals	Defined optimal legal structure based on business evolution and plan to implement in line with Company organizational decisions	20%
• Ensure good corporate governance and protection of our intellectual property	Achieved favorable results and made progress in key legal matters, including intellectual property disputes	40%

Other Cash Programs or Awards

Each of Mr. Bulatao and Mr. Dixton received cash inducements and other benefits in connection with joining the Company, some or all of which were paid during 2021.

Executive	Target Value	Purpose and Details	Effect of Clawback
Brian Bulatao	$500,000	First half of cash inducement	100% if termination occurred before end of 2021
	$12,050	Legal fees incurred in connection with contract negotiations.	Not subject to clawback
Grant Dixton	$1,750,000	Cash inducement	100% if termination occurs before ~ one year 2/3 if termination occurs before ~ two years 1/3 if termination occurs before ~ three years
	$151,349	Value of relocation benefits and reimbursement of related taxes	100% if termination occurs before the first anniversary of the effective date of his employment agreement
	$6,923	Legal fees incurred in connection with contract negotiations.	Not subject to clawback

For more information, please see “—Employment Agreements—Brian Bulatao—Contract Inducement” and “—Employment Agreements—Grant Dixton—Contract Inducement” below.

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Equity Awards

Why We Grant Equity Awards

Our equity incentive awards are intended to drive long-term shareholder value creation, create alignment with our shareholders’ interests, and encourage retention of key executives. Generally, we utilize a mix of:

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PSUs, which are designed to incentivize our executives to achieve specific performance objectives that align with our multi-year business strategy; and

•

stock options, which directly align an executive’s interests to those of our shareholders, since any financial gain is directly dependent upon appreciation in the value of our Common Stock.

We believe a combination of PSUs and stock options appropriately balances the various objectives of the equity incentive program, promoting long-term value creation critical to driving TSR, directly aligning executive compensation with shareholder interests through share ownership, and encouraging our key executives to remain engaged with our organization through the vesting date of the awards.

In determining the estimated grant value of equity awards to an executive officer, the Compensation Committee considers a number of factors, including the executive’s role, their performance and annualized total compensation opportunities, and the total compensation opportunities of the executive’s peers within the Company and in comparable positions or with similar responsibilities at other companies by reference to data from our peer group and published surveys.

Disciplined Use of Equity Results in Low Dilution for Shareholders

We believe that equity awards are an important part of our compensation program and, in addition to assessing individual award levels versus the market, we assess our overall equity usage against attainment of our recruiting and retention objectives. In the past three years, we have judiciously used equity at below-median overall levels in comparison to our peers. Our average run rate (the total number of shares and options granted in a year, with full value awards counted at a premium based on stock price volatility, divided by our basic weighted average common shares outstanding for that year) over the last three years was 1.9%, ranking in the bottom quartile of our peer group. The three-year average run rate of the companies in our peer group ranged from 0.5% to 5.7%, with a median of 2.7%.

Use of Equity Awards to Incentivize 2021 Performance

In October 2021, Mr. Kotick asked not to receive any equity awards until the Company has made appropriate progress toward the achievement of the Transformational Goals. As such, Mr. Kotick did not receive any equity awards during 2021.

A portion of all equity awards granted to our NEOs during 2021 vest by reference to the achievement of specified performance objectives.

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The following grants for NEOs other than the CEO were approved in 2021(1):

Executive	Grant Type	Performance Metric	Target Award	Eligible Vesting Dates
Armin Zerza	PSUs	Cumulative 2021–2023 AB Adjusted OI	$1,800,000	100% on March 31, 2024
	PSUs	Cumulative 2022–2024 AB Adjusted OI	$1,800,000	100% on March 31, 2025
	PSUs	TSR Performance	$2,400,000	1/2 on March 31, 2024 1/2 on March 31, 2025
	PSUs	2022, 2023, and 2024 AB Adjusted EPS	$938,000	1/3 on March 30, 2023 1/3 on March 30, 2024 1/3 on March 30, 2025
	PSUs	2022, 2023, and 2024 AB Adjusted OI	$469,000	1/3 on March 30, 2023 1/3 on March 30, 2024 1/3 on March 30, 2025
	PSUs	TSR Performance	$469,000	1/3 on March 30, 2023 1/3 on March 30, 2024 1/3 on March 30, 2025
	PSUs	Cumulative 2022–2024 AB Adjusted EPS	$750,000	100% on March 30, 2025
	PSUs	Cumulative 2022–2024 AB Adjusted OI	$375,000	100% on March 30, 2025
	PSUs	TSR Performance	$375,000	100% on March 30, 2025
	RSUs	Time-Based	$1,000,000	1/3 on March 31, 2022 1/3 on March 31, 2023 1/3 on March 31, 2024
	Stock Options	Time-Based	$4,000,000	1/2 on March 31, 2024 1/2 on March 31, 2025

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Executive	Grant Type	Performance Metric	Target Award	Eligible Vesting Dates
Brian Bulatao	Performance-vesting Stock Options	2021, 2022, and 2023 AB Adjusted OI	$1,500,000	1/3 on March 30, 2022 1/3 on March 30, 2023 1/3 on March 30, 2024
	PSUs	2021, 2022, and 2023 AB Adjusted OI	$2,500,000	1/3 on March 30, 2022 1/3 on March 30, 2023 1/3 on March 30, 2024
	PSUs	2021, 2022, and 2023 AB Adjusted EPS	$1,000,000	1/3 on March 30, 2022 1/3 on March 30, 2023 1/3 on March 30, 2024
	PSUs	TSR Performance	$1,000,000	1/6 on March 30, 2022 1/6 on March 30, 2023 1/6 on March 30, 2024 1/2 on March 30, 2024
	PSUs	Cumulative 2021–2023 AB Adjusted OI	$1,000,000	100% on March 30, 2024
	PSUs	Cumulative 2022–2024 AB Adjusted OI	$1,000,000	100% on March 30, 2025
Grant Dixton	PSUs	2021, 2022, 2023 and 2024, AB Adjusted OI	$3,000,000	1/3 on June 29, 2022 1/3 on June 29, 2023 1/6 on June 29, 2024 1/6 on June 29, 2025
	PSUs	2021, 2022, 2023 and 2024, AB Adjusted EPS	$3,000,000	1/3 on June 29, 2022 1/3 on June 29, 2023 1/6 on June 29, 2024 1/6 on June 29, 2025
	PSUs	Cumulative 2021–2023 AB Adjusted OI	$1,000,000	100% on June 29, 2024
	PSUs	Cumulative 2022–2024 AB Adjusted OI	$1,000,000	100% on March 30, 2025
	RSUs	Time-Based	$2,000,000	100% on June 29, 2024
(1)

On October 29, 2021, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. Mr. Alegre renounced those awards when he was notified that they had been granted, and he did not receive any other form of compensation in lieu thereof. The awards consisted of two grants—one with a target value of $2.5 million eligible to vest on March 30, 2024, by reference to 2022 AB Adjusted EPS, and the other with a target value of $3.0 million eligible to vest on March 30, 2025, by reference to the cumulative AB Adjusted OI objective for 2022–2024. For more information on these awards see “—Employment Agreements—Daniel Alegre—Annual Equity Awards” below.

For more information on these awards, see “—Grants of Plan Based Awards” below.

If and when the Workplace Responsibility Committee determines that the Company has made appropriate progress toward the achievement of the Transformational Goals, Mr. Kotick will be eligible to receive an equity award pursuant to the Kotick Employment Agreement. However, pursuant to the terms of the Microsoft Merger Agreement, Mr. Kotick may not be granted an equity award prior to July 18, 2022.

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What Happened to Performance-Based Equity Awards That Were Contingent on 2021 Performance

The following table shows the extent to which the portion of the equity awards granted to our NEOs other than our CEO with the potential to vest based on our 2021 performance, cumulative 2019–2021 performance, or TSR performance between the NEO’s hire date and year end, actually vested.

Consistent with our pay-for-performance approach, equity award achievement ranged from 0% to 100% of target because we did not achieve all the applicable goals. Our Compensation Committee makes all determinations as to the level of achievement of a performance metric underlying an equity award by reference, in the case of financial metrics, to auditable financial measures.

Financial Performance Measures (dollars in millions, except share-based amounts)	Performance Objectives and Actual Results
	Target	Actual Results	Actual Achievement
AB Adjusted OI(1)	$3,810	$3,403	89.3%
AB Adjusted EPS(1)	$3.85	$3.62	94.1%
Cumulative 2019–2021 AB Adjusted OI(1)	$10,072	$8,942	88.8%
TSR performance compared to the S&P 500 April 7, 2020, through December 31, 2021(2)	10%	-71%	0%
TSR performance compared to the S&P 500 February 1, 2021, through December 31, 2021(3)	10%	-58%	0%
(1)

These are non-GAAP measures. Results for AB Adjusted OI and AB Adjusted EPS include $160 million and $0.16, respectively, associated with share-based compensation expense related to achievement against 2021 performance targets which was not excluded from the financial objectives used by management and our Compensation Committee to assess the performance of our NEOs. For more information, including how these measures are calculated and why our Compensation Committee believes they are an appropriate way to assess our executives’ performance, see “General—Financial Measures Used in this Proxy Statement—Financial Metrics Used to Measure 2021 Compensation-Related Performance” at the beginning of this proxy statement.

(2)

This measure underlaid a tranche of an award of PSUs to Mr. Alegre. Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” below and the proxy statement for our 2021 annual meeting of shareholders filed with the SEC on Schedule 14A on May 3, 2021, for more information about that award.

(3)

This measure underlaid a tranche of an award of PSUs to Mr. Bulatao. Please see “—Grants of Plan-Based Awards for 2021, “—Outstanding Equity Awards at December 31, 2021,” and “Employment Agreements—Brian Bulatao—Contract Inducement—PSUs (Relative TSR)” below, for more information about that award.

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This performance resulted in the following award achievements for our NEOs other than our CEO:

Executive	Grant Type	Performance Metric	Award Achievement (% of Target)		Aggregate Shares			Vesting Date
					Target	Maximum	Achieved
Armin Zerza	PSUs	2021 AB Adjusted OI(1)	89	(2)	10,485	13,107	9,365	March 30th of 2022 and 2023(1)
	PSUs	2021 AB Adjusted OI	0	(3)	606	758	0	March 30, 2024
	PSUs	Cumulative 2019–2021 AB Adjusted OI	89	(2)	18,556	23,195	16,474	March 30, 2022
Daniel Alegre	PSUs	2021 AB Adjusted EPS	94	(4)	18,240	36,480	17,166	March 30, 2022
	PSUs	2021 AB Adjusted OI	89	(5)	31,920	79,800	15,960	March 30, 2022
	PSUs	TSR Performance	0	(6)	13,680	20,520	0	March 30, 2022
	PSUs	EPS (2021 vs. 2020)	0	(7)	32,723	32,723	0	March 30, 2023
	Performance-Vesting Stock Options	2021 AB Adjusted OI	100	(8)	68,939	68,939	68,939	March 30, 2022
Brian Bulatao	PSUs	2021 AB Adjusted EPS	0	(9)	3,604	7,208	0	March 30, 2022
	PSUs	2021 AB Adjusted OI	0	(10)	9,009	18,018	0	March 30, 2022
	PSUs	TSR Performance	0	(11)	1,802	1,802	0	March 30, 2022
	Performance-Vesting Stock Options	2021 AB Adjusted OI	100	(8)	15,747	15,747	15,747	March 30, 2022
Grant Dixton	PSUs	2021 AB Adjusted EPS	94	(3)	12,451	15,564	8,787	June 29, 2022
	PSUs	2021 AB Adjusted OI	0	(3)	12,451	15,564	0	June 29, 2022
(1)

Represents multiple grants.

(2)

Award canceled for performance below 85% and vests on a 1:1 performance-to-payout ratio from 85% to 125%.

(3)

Award canceled for performance below 90%. 50% of PSUs vest at 90% performance. PSUs vest on a 1:5 performance-to-payout ratio from 90% to 100% and a 1:1 performance-to-payout ratio from 100% to 125%.

(4)

Award canceled for performance below 85%. 50% of PSUs vest from 85% to 90% performance. PSUs vest on a 1:1 performance-to-payout ratio from 90% to 200%.

(5)

Award canceled for performance below 85%. 50% of PSUs vest from 85% to 90% performance. PSUs vest on a 1:1 performance-to-payout ratio from 90% to 250%.

(6)

Our TSR performance compared to the S&P 500 between April 7, 2020, and December 31, 2021.

(7)

Award canceled for performance at or below 110%. PSUs vest from 0% to 100% for performance between 110% and 120%.

(8)

Award canceled for performance below 50% and requires 50% performance for 100% of the options to vest.

(9)

Award canceled for performance below 100% and vests on a 1:1 performance-to-payout ratio from 100% to 200%.

(10)

Award canceled for performance below 90% and vests on a 1:1 performance-to-payout ratio from 90% to 200%.

(11)

Our TSR performance compared to the S&P 500 between February 1, 2021, and December 31, 2021.

For more information on these awards, see “—Outstanding Equity Awards” below.

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No Dividend Equivalents

None of the outstanding equity awards made to our NEOs are entitled to receive dividend equivalents, and we do not anticipate making time- or performance-based vesting awards with the right to receive dividend equivalents in the future.

Other Award Terms

Stock options have an exercise price equal to the closing price of our Common Stock on The Nasdaq Stock Market on the effective date of the grant.

Equity awards generally will cease to vest if the holder’s employment terminates, and vested stock options generally will remain exercisable for a limited period of time (90 days or less) after the termination date. For information about how the termination of an NEO’s employment would affect their outstanding equity awards, please see “—Potential Payments upon Termination or Change of Control” below.

Incentive Plan Limitations on Equity Awards

Under the 2014 Plan—the plan under which all of our equity incentive awards are now granted—there are limits on the number of stock options we can grant to anyone, including our executive officers, in a single year. There are similar restrictions on the number of RSU awards and performance shares we can grant to any participant in a single year.

Change-of-Control Arrangements

Aside from our CEO, none of our executives has any change-of-control protection pursuant to their employment agreement. Our CEO’s employment agreement provides for certain protection in the event he is terminated following a change of control (known as a “double trigger”). These benefits are described under “—Potential Payments upon Termination or Change of Control” below.

Pursuant to the Merger Agreement, Activision Blizzard and Microsoft agreed that certain of our employees, including named executive officers Grant Dixton, Brian Bulatao and Armin Zerza, will be entitled to terminate their employment within 60 days following the six-month anniversary of the effective time, which will be deemed a termination by the executive for “good reason,” entitling the executive officer to certain equity acceleration benefits and the severance benefits under their individual arrangements or, if greater, the enhanced severance plan, each as described in the Merger Proxy Statement.

Limited Retirement Benefits

We offer a 401(k) plan to all employees in the U.S., including our eligible NEOs, and we match a certain percentage of each employee’s contributions to that plan. Please see the “Summary Compensation Table” below for further details. We do not provide any other retirement benefits to our employees, including our NEOs. We believe that retirement arrangements are particular to, and should remain the responsibility of, each individual officer. The emphasis on minimal retirement arrangements ensures that a substantial portion of our NEOs’ long-term wealth accumulation depends on the achievement of Activision Blizzard profitability objectives and appreciation in the value of our Common Stock.

Standard Health and Welfare Benefits

Our NEOs are eligible to participate in our medical, vision, and dental insurance programs, on the same terms as the broad employee population. Please see the “Summary Compensation Table” below for further details.

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IMPACT OF PROPOSED ACQUISITION BY MICROSOFT

On January 18, 2022, we announced that we had entered into the Microsoft Merger Agreement. For details regarding the impact the completion of the proposed transaction with Microsoft would have on the unvested equity awards then held by our NEOs and any amounts otherwise payable to them, please see the Merger Proxy Statement.

ADDITIONAL INFORMATION

Equity Award Granting Policy

All equity awards are approved by our Compensation Committee, other than grants to our non-employee directors, which are approved by the full Board. Pursuant to a policy approved by our Compensation Committee, awards are generally effective on the third trading day following approval unless the Company is in a “trading blackout,” as described in our insider trading and pre-clearance policies, in which case the effective date of the awards is, instead, one trading day after the blackout period ends.

Impact of Tax and Accounting Considerations

How We Manage Limits on Compensation Deductibility

Since January 1, 2018, other than any “performance-based” compensation “grandfathered” under the Tax Cuts and Jobs Act transition rules, we are not able to take a U.S. tax deduction for any compensation in excess of $1 million paid to any of our “covered employees,” including our NEOs. We have considered, and will continue to consider, how the transition rules apply to our executive compensation. We continue to believe it is important that we retain the flexibility to structure compensation arrangements necessary to attract, retain, and motivate the best executive talent, even if such arrangements result in non-deductible compensation expenses.

How We Manage Limits on Deferral of Compensation

To the extent any compensation paid or committed to any of our NEOs constitutes a deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, the Compensation Committee intends to cause that compensation to comply with the requirements of Section 409A and to avoid the imposition of penalty taxes and interest upon the person receiving the compensation.

Accounting Considerations

The Compensation Committee also takes accounting considerations, including the impact of Accounting Standards Codification (“ASC”) Topic 718, into account in structuring compensation programs and determining the form and amount of compensation awarded.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included under “Executive Compensation—Compensation Discussion and Analysis” above. Based on that review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and also be incorporated by reference into our Annual Report on Form 10-K for the period ended December 31, 2021.

Members of the Compensation Committee

Robert Morgado (Chair), Reveta Bowers, and Dawn Ostroff

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EXECUTIVE COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The table below presents information with respect to each of our NEOs regarding compensation earned during the periods indicated.

Name and Principal Position	Year	Salary ($)		Bonus(1) ($)		Stock Awards(2) ($)		Option Awards(2) ($)		Non-Equity Incentive Plan Compensation(3) ($)		All Other Compensation ($)		Total ($)
Robert Kotick Chief Executive Officer	2021	718,029	(4)	—	(4)	—	(4)	—	(4)	—	(4)	108,520	(5)	826,549
	2020	1,494,231		—		149,856,770	(6)	—		3,177,979		84,338		154,613,318
	2019	1,756,731		—		6,269,752		19,137,241		2,870,966		88,206		30,122,896
Dennis Durkin(7) Former Chief Financial Officer	2021	491,538		—		—		—		—		29,300	(5)	520,839
	2020	906,923		—		10,904,713		—		1,158,588		29,530		12,999,754
	2019	901,731		3,750,000		3,716,989		—		1,081,818		61,215		9,511,753
Armin Zerza(8) Chief Financial Officer	2021	762,092		—		8,102,380		3,982,493		362,785		39,980	(5)	13,249,730
Daniel Alegre(9) President and Chief Operating Officer	2021	1,355,192		—		14,847,676	(10)	2,444,577		—		46,525	(5)	18,693,971
	2020	1,002,115		2,500,000		5,780,803		1,654,560		1,622,024		40,335		12,599,837
Brian Bulatao(11) Chief Administrative Officer	2021	923,077		500,000		3,415,122		463,277		—		45,862	(5)	5,347,338
Grant Dixton(12) Chief Legal Officer	2021	418,269		1,750,000		5,894,664		—		—		169,778	(5)	8,232,711
(1)

The amount paid to Mr. Durkin in 2019 consisted of an inducement to enter into his employment agreement with us, dated as of January 2, 2019 (the “Durkin Employment Agreement”). This amount was paid in cash in January 2019 (see “—Employment Agreements—Dennis Durkin—Contract Inducement” below) and was necessary to induce Mr. Durkin to resume his previous role of Chief Financial Officer after the unanticipated departure of the person serving as CFO at the time. The amount paid to Mr. Alegre in 2020 consisted of an inducement to enter into his employment agreement with us, dated as of April 7, 2020 (the “Alegre Employment Agreement”), which was paid in cash in April 2020 (see “—Employment Agreements—Daniel Alegre—Contract Inducement” below). The amount paid to Mr. Bulatao in 2021 consisted of one-half of an inducement to enter into his employment agreement with us, dated as of February 1, 2021 (the “Bulatao Employment Agreement”), which was paid in cash in February 2021 The second half of this inducement was paid in February 2022 (see “—Employment Agreements—Brian Bulatao—Contract Inducement” below). The amount paid to Mr. Dixton in 2021 consisted of an inducement to enter into his employment agreement with us, dated as of May 17, 2021 (the “Dixton Employment Agreement”), which was paid in cash in June 2021 (see “—Employment Agreements—Grant Dixton—Contract Inducement” below).

(2)

The amounts in the Stock Awards column represent the aggregate grant date fair value of restricted share units (which have time-and/or performance-based vesting conditions) awarded in the period, computed in accordance with ASC Topic 718. The amounts in the Option Awards column represent the aggregate grant date fair value of stock options (which have time- and/or performance-based vesting conditions) awarded in the period, computed in accordance with ASC Topic 718. As such, in the year when the grant fair value is determined, the full aggregate grant date fair value appears, rather than the portion expensed for financial statement reporting purposes in that year.

Assumptions and key variables used in the calculation of the grant date fair values for 2021, 2020, and 2019 are discussed in Note 16 of the notes to our audited consolidated financial statements included in Part II, Item 8 of our Form 10-K filings for each of those years.

In 2019, Mr. Kotick received PSUs that were subject to performance conditions that included three-year EPS targets which had yet to be established. In 2020, the Compensation Committee set the three-year EPS targets for these PSUs, resulting in an incremental accounting value of $303,782 for the 2019 award, which is included in the value for Mr. Kotick’s 2020 awards.

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Stock awards and option awards for each fiscal year include awards subject to non-market performance conditions (which were valued based on the probability at grant that performance targets will be achieved) and awards subject to market performance conditions (which were valued using a Monte-Carlo simulation, which assumes the highest level of performance). Assuming the highest level of non-market performance conditions were achieved, the grant date stock award and option award values of our performance-vesting equity awards would have been as follows:

	Robert Kotick ($)		Dennis Durkin ($)	Armin Zerza ($)		Daniel Alegre ($)		Brian Bulatao ($)		Grant Dixton ($)
2021	—		—	13,724,701	(a)	24,274,394	(b)	5,529,322	(a),(b)	6,879,436
2020	173,127,976	(c),(d)	13,630,952	—		12,268,735	(b),(c)	—		—
2019	15,674,380		4,646,256	—		—		—		—

(a)

Stock awards for Mr. Zerza and Mr. Bulatao in 2021 include awards subject to market performance conditions. The above table uses the same grant date values shown in the Stock Awards column for Mr. Zerza’s 2021 market-based award ($549,239) and for Mr. Bulatao’s 2021 market-based award ($296,115).

(b)

Stock awards for Mr. Alegre include stock options granted in 2020 and 2021 with performance-based vesting. The above table uses the same grant date fair value shown in the Option Awards column for these options ($1,654,560 in 2020 and $2,444,577 in 2021). Similarly, stock awards for Mr. Bulatao include stock options granted in 2021 with performance-based vesting. The above table uses the same grant date fair value of shown in the Option Awards column for these options ($463,277).

(c)

Stock awards for Mr. Kotick and Mr. Alegre in 2020 include awards subject to market performance conditions. The above table uses the same grant date values shown in the Stock Awards column for Mr. Kotick’s 2020 market-based awards ($73,958,516 and $50,000,189), as well as the maximum estimated amount for the 2021 award granted in 2020 under the 2016 Kotick Employment Agreement for Mr. Kotick ($32,239,444). Similarly, the table uses the same grant date values shown in the Stock Awards column for Mr. Alegre’s 2020 market-based awards ($993,852 and $1,120,255).

(d)

Stock awards for Mr. Kotick include the incremental maximum accounting value of $8,516,869 for the PSUs discussed earlier in this footnote (2).

(3)

The amount in this column for each year for each NEO represents cash incentives paid under the CAIP and, for Mr. Zerza, amounts paid to him under the Blizzard Profit Sharing Plan, a program that predates our 2008 combination with Vivendi Games and provides employees of Blizzard the opportunity to share in the earnings generated by Blizzard (the “BPSA”). For a discussion of the CAIP, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan (CAIP) Bonuses” above. For a discussion of Mr. Zerza’s participation in the BPSA, see “—Employment Agreements—Armin Zerza—Prior Zerza Employment Agreement” below.

(4)

In October 2021, Mr. Kotick requested that his total compensation be reduced to the lowest amount permitted to be paid to exempt employees under California law until the Company has made appropriate progress toward the achievement of the Transformational Goals (see “Corporate Governance Matters—Workplace and Culture—Transformational Gender-Related Goals and Other Commitments”). Mr. Kotick’s annual base salary was reduced to $62,500, effective as of October 28, 2021, and he did not receive a bonus, stock award, option award or any non-equity incentive plan compensation for 2021.

(5)

“All other compensation” for 2021 consists of the following:

Name	Other Perquisites, gifts, and awards ($)		Life and disability insurance premiums ($)	Retirement plan “matching” contributions ($)(a)	Relocation ($)		Office rental ($)		Taxable income reimbursement ($)		Wage waiting time penalty ($)(b)	Total “Other Compensation” ($)
Robert Kotick	—		102,020	6,500	—		—		—		—	108,520
Dennis Durkin	—		8,644	6,500	—		—		310	(c)	13,846	29,300
Armin Zerza	—		31,610	6,500	—		—		1,870	(d)	—	39,980
Daniel Alegre	—		40,025	6,500	—		—		—		—	46,525
Brian Bulatao	33,850	(e)	765	4,231	—		—		7,017	(f)	—	45,862
Grant Dixton	7,023	(g)	7,030	—	73,707	(h)	4,375	(i)	77,642	(j)	—	169,778

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(a)

These amounts represent “matching” contributions by us under our 401(k) plan.

(b)

Under California law, if an employee’s wages are not paid in full on their final day of employment, certain “waiting time penalties” may be owed to the terminated employee.

(c)

This amount represents a reimbursement for taxes Mr. Durkin incurred for a gift received from the Company, in connection with his retirement from our employment, the amount of which is not included in the table because the aggregate perquisites Mr. Durkin received were below the disclosure threshold.

(d)

This amount represents a reimbursement for taxes Mr. Zerza received for a gift received from the Company, the amount of which is not included in the table because the aggregate perquisites Mr. Zerza received were below the disclosure threshold.

(e)

This amount represents (1) $21,800 in personal travel and (2) $12,050 for a reimbursement for legal fees Mr. Bulatao incurred in connection with the negotiation of the Bulatao Employment Agreement.

(f)

This amount represents a reimbursement for taxes incurred on the compensation referenced in clause (1) of footnote (e).

(g)

This amount represents (1) reimbursement for legal fees Mr. Dixton incurred in connection with negotiating the Dixton Employment Agreement and (2) contributions by the Company via a giving fund to a charitable organization of the executive's choosing as part of a broad-based Company directed charitable donation program.

(h)

This amount represents expenses Mr. Dixton incurred in connection with his relocation to the Los Angeles area that were paid for by the Company.

(i)

This amount represents the rental of an office by the Company for Mr. Dixton near his home prior to his relocation to the Los Angeles area.

(j)

This amount represents a reimbursement for taxes incurred on the compensation referenced in footnote (h).

We have calculated the incremental cost to Activision Blizzard of the compensation listed above based on the amount of payments made by us to provide such benefits. The cost to us of providing personal travel to Mr. Bulatao on aircraft indirectly owned by our Chief Executive Officer was 95% of the charter operator’s regular hourly flight charges plus 100% of the actual, third-party costs incurred by the charter operator in obtaining goods and services for the flights.

(6)

These amounts include equity grants made in 2020 for our CEO’s performance over the four-year term of the 2016 Kotick Employment Agreement.

(7)

Mr. Durkin served as our Chief Financial Officer from March 1, 2012, until May 30, 2017. He served as our Chief Corporate Officer from May 10, 2017, through January 1, 2019, at which time he again became our Chief Financial Officer. On March 29, 2021, Mr. Durkin retired as our Chief Financial Officer and served as an executive advisor to the Company until May 31, 2021.

(8)

Mr. Zerza became our Chief Financial Officer on March 29, 2021. He served as our Chief Commercial Officer from February 2019 until March 2021, as well as Blizzard’s Chief Operating Officer from October 2017 until March 2021, and he was Chief Financial Officer of Blizzard from June 2015 until October 2017.

(9)

Mr. Alegre’s employment with us began on April 7, 2020.

(10)

On October 29, 2021, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. Mr. Alegre renounced those awards when he was notified that they had been granted, and he did not receive any other form of compensation in lieu thereof. As such, these awards are not reflected in this table. The awards consisted of two grants—one for 43,969 PSUs, which would have vested on March 30, 2025, and another for 36,641 PSUs, which would have vested on March 30, 2024, both subject to Mr. Alegre’s continued employment through the applicable vesting date and satisfaction of certain performance conditions. For more information on these awards see “—Employment Agreements—Daniel Alegre—Annual Equity Awards” below.

(11)

Mr. Bulatao’s employment with us began on February 1, 2021.

(12)

Mr. Dixton’s employment with us began on June 14, 2021.

On January 18, 2022, we announced that we had entered into the Microsoft Merger Agreement. For details regarding any amounts payable to our NEOs if the proposed transaction with Microsoft is completed, please see the Merger Proxy Statement.

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GRANTS OF PLAN-BASED AWARDS FOR 2021

The table below provides information regarding the grants of plan-based awards made to each of our NEOs during 2021. Mr. Durkin, who ceased serving as our Chief Financial Officer on March 29, 2021, was not granted any awards during 2021 and, as such, does not appear in the table.

Name	Grant Type	Grant Date		Approval Date(1)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards
						Threshold ($)		Target ($)		Maximum ($)
Robert Kotick	CAIP(3)					—	(4)	—	(4)	—	(4)
Armin Zerza	CAIP(3)					238,749	(5)	994,789	(5)	1,750,828	(5)
	BPSA(6)					—	(6)	855,936	(6)	—	(6)
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	5/6/21		4/29/21	(12)
	2014 Plan/PSUs	10/29/21		10/29/21
	2014 Plan/PSUs	7/26/21		7/26/21
	2014 Plan/PSUs	11/4/21		10/29/21	(12)
	2014 Plan/RSUs	5/6/21		4/29/21	(12)
	2014 Plan/Options	5/6/21		4/29/21	(12)
Daniel Alegre	CAIP(3)					324,000		1,350,000	(20)	4,752,000	(20)
	2014 Plan/PSUs	1/14/21		1/14/21
	2014 Plan/PSUs	3/4/21		3/4/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/Options	4/29/21		4/29/21
	2014 Plans/PSUs	11/4/21	(27)	10/29/21
Brian Bulatao	CAIP(3)					216,923	(28)	903,846	(28)	1,590,769	(28)
	2014 Plan/PSUs	3/9/21		3/4/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	4/29/21		4/29/21
	2014 Plan/PSUs	11/4/21		10/29/21	(12)
	2014 Plan/Options	4/29/21		4/29/21	(12)
Grant Dixton	CAIP(3)					72,692	(35)	302,885	(35)	533,077	(35)
	2014 Plan/PSUs	8/5/21		7/26/21	(12)
	2014 Plan/PSUs	8/5/21		7/26/21	(12)
	2014 Plan/PSUs	8/5/21		7/26/21	(12)
	2014 Plan/PSUs	11/4/21		10/29/21	(12)
	2014 Plan/RSUs	8/5/21		7/26/21	(12)

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Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)	(2)
Threshold (#)		Target (#)		Maximum (#)

7,558	(7)	8,892	(7)	11,115	(7)						814,151	(7)
788	(8)	927	(8)	1,159	(8)						85,367	(8)
566	(9)	666	(9)	833	(9)						60,979	(9)
11,126	(10)	13,089	(10)	16,361	(10)						1,190,837	(10)
303	(11)	606	(11)	758	(11)						55,134	(11)
9,675	(13)	19,349	(13)	24,186	(13)						1,778,560	(13)
9,674	(14)	19,348	(14)	24,185	(14)						1,478,381	(14)
6,450	(15)	12,899	(15)	16,124	(15)						549,239	(15)
2,748	(16)	5,496	(16)	6,870	(16)						365,209	(16)
5,496	(17)	10,992	(17)	13,740	(17)						730,418	(17)
						10,749	(18)				994,103	(18)
								123,853(19)	93.03	(19)	3,982,493	(19)

—		41,040	(21)	—							3,693,190	(21)
—		32,723	(22)	—							2,962,740	(22)
15,960	(23)	31,920	(23)	79,800	(23)						2,939,513	(23)
9,120	(24)	18,240	(24)	36,480	(24)						1,679,721	(24)
33,377	(25)	39,627	(25)	49,084	(25)						3,572,512	(25)
—		68,939	(26)	—					73.10	(27)	2,444,577	(27)
—	(28)	—	(28)	—	(28)						—	(28)

—		7,207	(29)	—							296,115	(29)
8,108	(30)	9,009	(30)	18,018	(30)						829,639	(30)
—		3,604	(31)	7,208	(31)						331,892	(31)
9,730	(32)	10,811	(32)	13,514	(32)						983,585	(32)
7,328	(33)	14,656	(33)	18,320	(33)						973,891	(33)
—		15,747	(34)	—					92.50	(34)	463,277	(34)

6,226	(36)	12,451	(36)	15,564	(36)						993,465	(36)
6,226	(37)	12,451	(37)	15,564	(37)						993,465	(37)
6,225	(38)	12,450	(38)	15,563	(38)						977,948	(38)
7,328	(39)	14,656	(39)	18,320	(39)						973,891	(39)
						24,900	(40)				1,955,895	(40)

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(1)

Reflects the date on which the Compensation Committee approved the grant of an equity award or, if later in the case of a performance-vesting award, the date on which the Compensation Committee established the performance metric underlying such award or a component thereof.

(2)

The grant date fair value of the stock and option awards is computed in accordance with ASC Topic 718. Please see footnote (2) to the Summary Compensation Table for information about the assumptions and key variables used in the calculation of the grant date fair values. All stock options awarded have an exercise price equal to the fair market value of a share of our Common Stock on the date of grant.

(3)

Each of our NEOs except for Mr. Durkin had an opportunity to earn a CAIP bonus for their 2021 performance. None were entitled to a minimum amount thereunder, and none would have been entitled to any bonus if the 2021 AB Adjusted OI was not at least 90% of the AB Adjusted OI objective set forth in our 2021 AOP. Except as set forth in footnotes (5) and (33), the threshold, target, and maximum bonus opportunity for each NEO participating in the CAIP was based on their base salary in effect at the time the opportunity was approved by our Compensation Committee. The threshold opportunity for each assumes 90% achievement of the AB Adjusting OI objective set forth in the 2021 AOP and the other financial objectives established for them under the CAIP and 0% achievement of their strategic objectives. The target bonus for each assumes 100% achievement of the financial and strategic objectives established for them under the CAIP. The maximum bonus opportunity for each assumes either 150% or 200% achievement of their financial objectives, depending on the objective, and 120% achievement of their strategic objectives. Actual payments under the CAIP vary for each participating executive based on their actual base salary, their target opportunity, their financial and strategic objectives (including the relative weighting with respect to each), and their and the Company’s performance measured against those objectives. For more information about the CAIP and the opportunities for each of our participating NEOs thereunder, including the maximum bonus opportunity for each and the actual payouts, please see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan (CAIP) Bonuses” above.

(4)

In October 2021, Mr. Kotick requested that his total compensation be reduced to the lowest amount permitted to be paid to exempt employees under California law until the Company has made appropriate progress toward the achievement of the Transformational Goals (see “Corporate Governance Matters—Workplace and Culture—Transformational Gender-Related Goals and Other Commitments”). As part of that reduction, Mr. Kotick asked not to receive a bonus under the CAIP for 2021.

(5)

Mr. Zerza’s threshold, target, and maximum bonus amounts under the CAIP for 2021 reflect the adjustment made to his base salary rate and target bonus opportunity in connection with his election as our Chief Financial Officer, pursuant to his employment agreement with us, dated as of April 1, 2021, and corrected as of August 13, 2021 (the “Zerza Employment Agreement”).

(6)

Before he was elected as our Chief Financial Officer on April 1, 2021, Mr. Zerza was party to an employment agreement with us, dated as of July 6, 2015, and amended on each of November 17, 2017, and October 1, 2018, pursuant to which he served as our Chief Commercial Officer and the Chief Operating Officer of Blizzard (the “Prior Zerza Employment Agreement”). Pursuant to the Prior Zerza Employment Agreement, Mr. Zerza participated in the BPSA (see “—Employment Agreements—Armin Zerza— Prior Zerza Employment Agreement” below). In accordance therewith, he was eligible to share in an annual profit sharing pool for employees of Blizzard, the aggregate amount of which depends upon Blizzard’s earnings for that year. While Mr. Zerza was eligible to receive an amount equal to up to 2.3% of the pool, because the amount of the pool cannot be known at the beginning of a year, no target amount is determinable, and the target amount shown is a representative amount equal to the amount Mr. Zerza received under the Blizzard Profit Sharing Plan with respect to 2020. Further, while Mr. Zerza had a target bonus amount equal to 1.7% of that pool, because there is no certainty there will be a pool, there is no minimum or maximum amount to which he is entitled.

(7)

On March 14, 2018, pursuant to the Prior Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-fifth of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2023, subject to Mr. Zerza’s continued employment through that date, by reference to the AB Adjusted OI objective set forth in our 2021 AOP as follows: (a) if actual performance is below 85% of the objective, no PSUs vest; (b) if actual performance falls between 85% and 125% of the objective, the number of PSUs that vest is between 85% and 125% of the target, determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of PSUs vest. For more information on this award, see “—Outstanding Equity Awards” below.

(8)

On November 12, 2018, pursuant to the Prior Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2022, subject to Mr. Zerza’s continued employment through that date, by reference to the AB Adjusted OI objective set forth in our 2021 AOP as follows: (a) if actual performance is below 85% of the objective, no PSUs vest; (b) if actual performance falls between 85% and 125% of the objective, the number of PSUs that vest is between 85% and 125% of the target, determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of PSUs vest. For more information on this award, see “—Outstanding Equity Awards” below.

(9)

On November 11, 2019, pursuant to the Prior Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2023, subject to Mr. Zerza’s continued employment through that date, by reference to the AB Adjusted OI objective set forth in our 2021 AOP as follows: (a) if actual performance is below 85% of the objective, no PSUs vest; (b) if actual performance falls between 85% and 125% of the objective, the number of PSUs that vest is between 85% and 125% of the target, determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of PSUs vest. For more information on this award, see “—Outstanding Equity Awards” below.

(10)

On November 20, 2020, pursuant to the Prior Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. These PSUs vest on March 30, 2024, subject to Mr. Zerza’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee as follows: (a) if actual performance is below 85% of the objective, no PSUs vest; (b) if actual performance falls between 85% and 125% of the objective, the number of PSUs that vest is between 85% and 125% of the target, determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of PSUs vest. For more information on this award, see “—Outstanding Equity Awards” below.

(11)

On December 9, 2020, pursuant to the Prior Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2024, subject to Mr. Zerza’s continued employment through that date, by reference to the AB Adjusted OI objective set forth in our 2021 AOP as follows: (a) if actual performance is below 90% of the objective, no PSUs vest; (b) if actual performance falls between 90% and 100% of the objective, the number of PSUs that vest is between 50% and 100% of the target, determined using straight-line interpolation; (c) if actual performance is 100% of the objective, 100% of the target number of PSUs vest; (d) if actual performance falls between 100% and 125% of the objective, the number of PSUs that vest is between 100% and 125% of the target, determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of PSUs vest. For more information on this award, see “—Outstanding Equity Awards” below.

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(12)

These equity awards were approved during a “trading blackout,” as described in our insider trading and pre-clearance policies, so, in accordance with our equity awarding procedures, the grant date of the awards was the first trading day after that trading blackout period was no longer in effect. See “—Compensation Discussion and Analysis—Additional Information—Equity Award Granting Policy” above.

(13)

On May 6, 2021, pursuant to the Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-half of the award) is reflected in this row of the table. These PSUs vest on March 31, 2024, subject to Mr. Zerza’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Armin Zerza—Contract Inducement—PSUs (AB Adjusted OI)” and “—Outstanding Equity Awards” below.

(14)

On May 6, 2021, pursuant to the Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-half of the award) is reflected in this row of the table. These PSUs vest on March 31, 2025, subject to Mr. Zerza’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Armin Zerza—Contract Inducement—PSUs (AB Adjusted OI)” and “—Outstanding Equity Awards” below.

(15)

On May 6, 2021, pursuant to the Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-half of the award) is reflected in this table. The PSUs vest on March 31, 2024, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from January 1, 2021, through December 31, 2023. For more information on this award see “—Employment Agreements—Armin Zerza—Contract Inducement—PSUs (Relative TSR)” and “—Outstanding Equity Awards” below.

(16)

On November 4, 2021, pursuant to the Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. These PSUs vest on March 30, 2025, subject to Mr. Zerza’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Armin Zerza—Annual Equity Awards (Three-Year Performance)” and “—Outstanding Equity Awards” below.

(17)

On November 4, 2021, pursuant to the Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza PSUs. These PSUs vest on March 30, 2025, subject to Mr. Zerza’s continued employment through that date, by reference to the cumulative AB Adjusted EPS objective for 2022–2024 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Armin Zerza—Annual Equity Awards (Three-Year Performance)” and “—Outstanding Equity Awards” below.

(18)

On May 6, 2021, pursuant to the Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza RSUs, which vest in three equal installments on March 31, 2022, 2023, and 2024, subject to Mr. Zerza’s continued employment through the relevant vesting date. For more information on this award see “—Employment Agreements—Armin Zerza—Contract Inducement—Restricted Share Units” and “—Outstanding Equity Awards” below.

(19)

On May 6, 2021, pursuant to the Zerza Employment Agreement, the Compensation Committee awarded Mr. Zerza 123,853 stock options, which vest in two equal installments on March 31, 2024, and 2025, subject to Mr. Zerza’s continued employment through the relevant vesting date. For more information on this award see “—Employment Agreements—Armin Zerza—Contract Inducement—Stock Options” and “—Outstanding Equity Awards” below.

(20)

Mr. Alegre has an opportunity to receive a bonus with a target amount of 100% of his base salary (which is reflected in the target column of this table). This target is increased by up to 100% of his base salary for each year in which AB Adjusted EPS is at least 10% greater than the EPS Objective. This additional opportunity is included in the maximum column of this table. For more information on Mr. Alegre’s bonus opportunity under the CAIP, see “—Employment Agreements—Daniel Alegre—Annual Bonus” below.

(21)

On May 7, 2020, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. These PSUs vested on January 15, 2021, after the Compensation Committee determined that Mr. Alegre satisfied the strategic objectives established for him for 2020 by our Chief Executive Officer.

(22)

On November 2, 2020, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. These PSUs vest on March 30, 2023, subject to Mr. Alegre’s continued employment through that date, by reference to AB Adjusted EPS for 2020 as compared to the EPS Objective for 2020 as follows: (a) if actual performance is less than 110% of the objective, no PSUs vest; (b) if actual performance is between 110% and 112% of the objective, the number of PSUs that vest is between 0% and 20% of the target, determined using straight-line interpolation; (c) if actual performance is 112% of the objective, 20% of the target number of PSUs vest; (d) if actual performance is between 112% and 114% of the objective, the number of PSUs that vest is between 20% and 40% of the target, determined using straight-line interpolation; (e) if actual performance is 114% of the objective, 40% of the target number of PSUs vest; (f) if actual performance is between 114% and 116% of the objective, the number of PSUs that vest is between 40% and 60% of the target, determined using straight-line interpolation; (g) if actual performance is 116% of the objective, 60% of the target number of PSUs vest; (h) if actual performance is between 116% and 118% of the objective, the number of PSUs that vest is between 60% and 80% of the target, determined using straight-line interpolation; (i) if actual performance is 118% of the objective, 80% of the target number of PSUs vest; (j) if actual performance is between 118% and 120% of the objective, the number of PSUs that vest is between 80% and 100% of the target, determined using straight-line interpolation; and (k) if actual performance is 120% or more of the objective, 100% of the target number of PSUs vest. For more information on this award see “—Outstanding Equity Awards” below.

(23)

On May 7, 2020, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2022, subject to Mr. Alegre’s continued employment through that date, by reference to the AB Adjusted OI objective set forth in our 2020 AOP as follows: (a) if actual performance is below 85% of the objective, no PSUs vest; (b) if actual performance falls between 85% and 88.99% of the objective, 50% of the target number of PSUs vest; (c) if actual performance is between 90% and 250% of the target, the number of PSUs that vest is between 90% and 250% of the target, determined using straight-line interpolation; and (c) if actual performance is 250% or more of the objective, 250% of the target number of PSUs vest. For more information on this award see “—Outstanding Equity Awards” below.

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(24)

On May 7, 2020, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2022, subject to Mr. Alegre’s continued employment through that date, by reference to the AB Adjusted EPS objective set forth in our 2021 AOP as follows: (a) if actual performance is below 85% of the objective, no PSUs vest; (b) if actual performance falls between 85% and 88.99% of the objective, 50% of the target number of PSUs vest; (c) if actual performance is between 90% and 200% of the target, the number of PSUs that vest is between 90% and 200% of the target, determined using straight-line interpolation; and (c) if actual performance is 200% or more of the objective, 200% of the target number of PSUs vest. For more information on this award see “—Outstanding Equity Awards” below.

(25)

On November 2, 2020, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. These PSUs vest on March 30, 2024, subject to Mr. Alegre’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee as follows: (a) if actual performance is below 85% of the objective, no PSUs vest; (b) if actual performance falls between 85% and 125% of the objective, the number of PSUs that vest is between 85% and 125% of the target, determined using straight-line interpolation; and (c) if actual performance is 125% or more of the objective, 125% of the target number of PSUs vest. For more information on this award see “—Outstanding Equity Awards” below.

(26)

On May 7, 2020, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre performance-vesting stock options to purchase shares of our Common Stock. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The options vest on March 30, 2022, subject to Mr. Alegre’s continued employment through that date, if AB Adjusted OI for 2021 is at least 50% of target objective set forth in our 2021 AOP. For more information on this award see “—Outstanding Equity Awards” below.

(27)

On October 29, 2021, pursuant to the Alegre Employment Agreement, the Compensation Committee awarded Mr. Alegre PSUs. Mr. Alegre renounced those awards when he was notified that they had been granted, and he did not receive any other form of compensation in lieu thereof and no amounts in respect thereof are shown in this table. The awards consisted of two grants—one for 43,969 PSUs, which would have vested on March 30, 2025, and another for 36,641 PSUs, which would have vested on March 30, 2024, both subject to Mr. Alegre’s continued employment through the applicable vesting date and satisfaction of certain performance conditions. For more information on these awards see “—Employment Agreements—Daniel Alegre—Annual Equity Awards” below.

(28)

Mr. Bulatao’s employment with us began on February 1, 2021, and his threshold, target, and maximum bonus amounts under the CAIP for 2021 were based, in part, on the portion of time for which he was our employee during the year.

(29)

On March 9, 2021, pursuant to the Bulatao Employment Agreement, the Compensation Committee awarded Mr. Bulatao PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., two-thirds of the award) is reflected in this table. One-quarter of the PSUs reflected in this table vest on March 30, 2022, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from February 1, 2021, through December 31, 2021. Three-quarters of the PSUs reflected in this table vest on March 30, 2024, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from February 1, 2021 through December 31, 2023. For more information on this award see “—Employment Agreements—Brian Bulatao—Contract Inducement—PSUs (Relative TSR)” and “—Outstanding Equity Awards” below.

(30)

On March 9, 2021, pursuant to the Bulatao Employment Agreement, the Compensation Committee awarded Mr. Bulatao PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2022, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in 2021 AOP. For more information on this award see “—Employment Agreements—Brian Bulatao—Contract Inducement—PSUs (AB Adjusted OI)” and “—Outstanding Equity Awards” below.

(31)

On March 9, 2021, pursuant to the Bulatao Employment Agreement, the Compensation Committee awarded Mr. Bulatao PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on March 30, 2022, based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in 2021 AOP. For more information on this award see “—Employment Agreements—Brian Bulatao—Contract Inducement—PSUs (AB Adjusted EPS)” and “—Outstanding Equity Awards” below.

(32)

On March 9, 2021, pursuant to the Bulatao Employment Agreement, the Compensation Committee awarded Mr. Bulatao PSUs. These PSUs a vest on March 30, 2024, subject to Mr. Bulatao’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Brian Bulatao—Annual Equity Awards” and “—Outstanding Equity Awards” below.

(33)

On November 4, 2021, pursuant to the Bulatao Employment Agreement, the Compensation Committee awarded Mr. Bulatao PSUs. These PSUs vest on March 30, 2025, subject to Mr. Bulatao’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Brian Bulatao—Annual Equity Awards” and “—Outstanding Equity Awards” below.

(34)

On March 9, 2021, pursuant to the Bulatao Employment Agreement, the Compensation Committee awarded Mr. Bulatao performance-vesting stock options, one-third of which vest on each of March 30, 2022, 2023, and 2024, in each case if the AB Adjusted OI for the year immediately preceding such vesting date is 50% or more of the AB Adjusted OI objective set forth in our AOP for that year and subject to Mr. Bulatao’s continued employment through the relevant vesting date. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. For more information on this award see “—Employment Agreements—Brian Bulatao—Contract Inducement—Performance-Vesting Stock Options” and “—Outstanding Equity Awards” below.

(35)

Mr. Dixton’s employment with us began on June 14, 2021, and his threshold, target, and maximum bonus amounts under the CAIP for 2021 were based, in part, on the portion of time for which he was our employee during the year.

(36)

On August 5, 2021, pursuant to the Dixton Employment Agreement, the Compensation Committee awarded Mr. Dixton PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on June 29, 2022, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in 2021 AOP. For more information on this award see “—Employment Agreements—Grant Dixton—Contract Inducement—PSUs (AB Adjusted OI)” and “—Outstanding Equity Awards” below.

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(37)

On August 5, 2021, pursuant to the Dixton Employment Agreement, the Compensation Committee awarded Mr. Dixton PSUs. In accordance with ASC Topic 718, only the portion of the award for which the performance metrics were established during 2021 (i.e., one-third of the award) is reflected in this table. The PSUs reflected in this table vest on June 29, 2022, based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in 2021 AOP. For more information on this award see “—Employment Agreements—Grant Dixton—Contract Inducement—PSUs (AB Adjusted EPS)” and “—Outstanding Equity Awards” below.

(38)

On August 5, 2021, pursuant to the Dixton Employment Agreement, the Compensation Committee awarded Mr. Dixton PSUs. These PSUs vest on June 29, 2024, subject to Mr. Dixton’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Grant Dixton—Annual Equity Awards” and “—Outstanding Equity Awards” below.

(39)

On November 4, 2021, pursuant to the Dixton Employment Agreement, the Compensation Committee awarded Mr. Dixton PSUs. These PSUs vest on March 30, 2025, subject to Mr. Dixton’s continued employment through that date, by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee. For more information on this award see “—Employment Agreements—Grant Dixton— Annual Equity Awards” and “—Outstanding Equity Awards” below.

(40)

On August 5, 2021, pursuant to the Dixton Employment Agreement, the Compensation Committee awarded Mr. Dixton RSUs. These RSUs vest in full on June 29, 2024, subject to Mr. Dixton’s continued employment through that date. For more information on this award see “—Employment Agreements—Grant Dixton—Contract Inducement—Restricted Share Units” and “—Outstanding Equity Awards” below.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021

The table below sets forth the outstanding equity awards for our NEOs as of December 31, 2021. Mr. Durkin is excluded from the tables below, as his employment ended on May 31, 2021, and any outstanding equity awards he held on that date were canceled in connection with his retirement.

Name	Option Awards								Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable(1) (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(2) ($)
Robert Kotick	190,712	(3)	—				62.51	8/7/2027
	925,057	(3)	—				50.85	11/21/2028
	1,086,109	(3)	—				47.08	8/12/2029
Armin Zerza												7,558	(4)	502,834	(5)
												15,232	(6)	1,013,385	(7)
												566	(8)	37,656	(9)
												11,126	(10)	740,213	(11)
												605	(12)	40,251	(13)
												29,023	(14)	1,930,900	(15)
												25,798	(16)	1,716,341	(17)
												6,874	(18)	457,327	(19)
												3,437	(20)	228,664	(21)
												6,874	(22)	457,327	(23)
												5,496	(24)	365,649	(25)
												5,496	(26)	365,649	(27)
												10,992	(28)	731,298	(29)
									2,957	(30)	196,729
									756	(31)	50,297
									7,942	(32)	528,381
									16,474	(33)	1,096,015
									595	(34)	39,585
									15,573	(35)	1,036,072
									10,749	(36)	715,131
	49,142		32,760	(37)			74.22	3/14/2028
	1,705		—				53.89	11/12/2028
	1,310		1,310	(38)			52.52	11/11/2029
	1,198		2,395	(39)			82.58	12/09/2030
	—		123,853	(40)			93.03	5/06/2031
Daniel Alegre(41)												13,680	(42)	910,130	(43)
												9,120	(44)	606,754	(45)
												15,960	(46)	1,061,819	(47)
												33,377	(48)	2,220,572	(49)
									17,166	(50)	1,142,054
									15,960	(51)	1,061,819
	137,879	(52)			68,939	(53)	73.10	5/7/2030

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Name	Option Awards							Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable(1) (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(2) ($)
Brian Bulatao											9,730	(54)	647,337	(55)
											16,216	(56)	1,078,850	(57)
											7,207	(58)	479,482	(59)
											9,009	(60)	599,369
											14,656	(61)	975,064	(62)
	15,747	(63)		31,493	(64)	92.50	3/9/2031
Grant Dixton											12,450	(65)	828,299	(66)
											12,450	(67)	828,299	(68)
											6,225	(69)	414,149	(70)
											14,656	(71)	975,064	(72)
								8,787	(73)	584,599
								24,900	(74)	1,656,597
(1)

All exercisable stock options were vested as of December 31, 2021.

(2)

Calculated using the closing price of our Common Stock on The Nasdaq Stock Market on December 31, 2021, the last trading day of 2021, which was $66.53.

(3)

These options vested in full on August 7, 2021, pursuant to Section 12 of the Kotick Employment Agreement. See “Employment Agreements—Robert Kotick—Shareholder Value Creation Incentive” below. Of these options, 190,712 would have otherwise vested on December 31, 2021.

(4)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the awards is 8,892 and the maximum number of PSUs subject to the award is 11,115. These PSUs are eligible to vest on March 30, 2023, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our 2022 AOP, subject to Mr. Zerza’s continued employment through that date.

(5)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $591,585, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $739,481, in each case calculated in the manner described in footnote (2).

(6)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 19,040. The PSUs are eligible to vest on March 30, 2023, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2020–2022 established by the Compensation Committee, subject to Mr. Zerza’s continued employment through that date.

(7)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $1,266,731.

(8)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 666 and the maximum number of PSUs subject to the award is 833. These PSUs are eligible to vest on March 30, 2023, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our 2022 AOP, subject to Mr. Zerza’s continued employment through that date.

(9)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $44,309, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $55,419, in each case calculated in the manner described in footnote (2).

(10)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 13,089 and the maximum number of PSUs subject to the award is 16,361. The PSUs are eligible to vest on March 30, 2024, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee, subject to Mr. Zerza’s continued employment through that date.

(11)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $870,811, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $1,088,497, in each case calculated in the manner described in footnote (2).

(12)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 1,210 and the maximum number of PSUs subject to the award is 1,512. These PSUs are eligible to vest on March 30, 2024, one-half based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in each of our 2022 AOP and 2023 AOP, subject to Mr. Zerza’s continued employment through that date. The number of PSUs reflected in the table does not include 606 PSUs that were canceled after the Compensation Committee determined that AB Adjusted OI for 2021 was less than 100% of the target objective set forth in our 2021 AOP.

(13)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $80,501, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $100,593, in each case calculated in the manner described in footnote (2).

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(14)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 38,697 and the maximum number of PSUs subject to the award is 48,371. One-half of these PSUs are eligible to vest on each of March 31, 2024, and March 31, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee and the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee, respectively, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(15)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $2,574,511, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $3,218,123, in each case calculated in the manner described in footnote (2).

(16)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 32,248. One-half of these PSUs are eligible to vest on each of March 31, 2024, and March 31, 2025, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the periods from January 1, 2021 through December 31, 2023 and from January 1, 2022, through December 31, 2024, respectively, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(17)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $2,145,459.

(18)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 8,593. One-third of these PSUs are eligible to vest on each of March 30, 2023, 2024, and 2025, based on the level of the Company’s performance measured by reference our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the year immediately preceding the vesting date, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(19)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $571,692.

(20)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 6,874 and the maximum number of PSUs subject to the award is 8,593. One-third of these PSUs are eligible to vest on each of March 30, 2023, 2024 and 2025, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our AOP for the year immediately preceding such vesting date, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(21)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $457,327, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $571,692, in each case calculated in the manner described in footnote (2).

(22)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 13,748 and the maximum number of PSUs subject to the award is 17,186. One-third of these PSUs are eligible to vest on each of March 30, 2023, 2024 and 2025, based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in our AOP for the year immediately preceding such vesting date, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(23)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $914,654, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $1,143,385, in each case calculated in the manner described in footnote (2).

(24)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 6,870. These PSUs are eligible to vest on March 30, 2025, based on the level of the Company’s performance measured by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from January 1, 2022, through December 31, 2024, subject to Mr. Zerza’s continued employment through that date.

(25)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $457,061.

(26)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 6,870. These PSUs are eligible to vest on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee, subject to Mr. Zerza’s continued employment through that date.

(27)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $457,061.

(28)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 13,740. These PSUs are eligible to vest on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB EPS for 2022–2024 established by the Compensation Committee, subject to Mr. Zerza’s continued employment through that date.

(29)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $914,122.

(30)

These PSUs vested on March 30, 2022, as follows: (a) 1,078 vested after the Compensation Committee determined that Blizzard’s adjusted operating income for 2019 was 116% of the target objective set forth in the Company’s 2019 AOP; (b) 1,051 vested after the Compensation Committee determined that Blizzard’s adjusted operating income for 2020 was 113% of the target objective set forth in the Company’s 2020 AOP; and (c) 828 vested after the Compensation Committee’s determined that AB Adjusted OI for 2021 was 89.315% of the target objective set forth in our 2021 AOP. The number of PSUs reflected in the table does not include 99 PSUs that were canceled after the Compensation Committee determined that AB Adjusted OI for 2021 was less than 100% of the target objective set forth in our 2021 AOP.

(31)

These PSUs are eligible to vest on March 30, 2023, subject to Mr. Zerza’s continued employment through that date, after the Compensation Committee determined that Blizzard’s adjusted operating income for 2020 was 113% of the target objective set forth in the Company’s 2020 AOP.

(32)

These PSUs vested on March 30, 2022, after the Compensation Committee determined that AB Adjusted OI for 2021 was 89.315% of the target objective set forth in our 2021 AOP. The number of PSUs reflected in the table does not include 950 PSUs that were canceled after the Compensation Committee determined that AB Adjusted OI for 2021 was less than 100% of the target objective set forth in our 2021 AOP.

(33)

These PSUs vested on March 30, 2022, after the Compensation Committee determined that the cumulative AB Adjusted OI objective for 2019–2021 was 88.779% of the target established by the Compensation Committee. The number of PSUs reflected in the table does not include 2,082 PSUs that were canceled after the Compensation Committee determined that the cumulative AB Adjusted OI objective for 2019–2021 was less than 100% of the target established by the Compensation Committee.

(34)

These PSUs are eligible to vest on March 30, 2023, subject to Mr. Zerza’s continued employment through that date, after the Compensation Committee determined that AB Adjusted OI for 2021 was 89.315% of the target objective set forth in our 2021 AOP. The number of PSUs reflected in the table does not include 71 PSUs that were canceled after the Compensation Committee determined that AB Adjusted OI for 2021 was less than 100% of the target objective set forth in our 2021 AOP.

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(35)

These RSUs are eligible to vest on March 31, 2023, subject to Mr. Zerza’s continued employment through that date.

(36)

One-third of these RSUs vested on March 31, 2022. One-half of the remaining RSUs are eligible to vest on each of March 31, 2023, and 2024, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(37)

These options are eligible to vest on March 30, 2023, subject to Mr. Zerza’s continued employment through that date.

(38)

These options are eligible to vest on November 11, 2022, subject to Mr. Zerza’s continued employment through that date.

(39)

One-half of these options are eligible to vest on each of December 9, 2022, and 2023, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(40)

One-half of these options are eligible to vest on each of March 31, 2024, and 2025, in each case subject to Mr. Zerza’s continued employment through the relevant vesting date.

(41)

The number of PSUs reflected in the table does not include 32,723 PSUs that were canceled after the Compensation Committee determined that AB Adjusted EPS for 2021 was less than the EPS Objective. Nor does it reflect PSUs granted to Mr. Alegre on October 29, 2021, which he renounced when he was notified that they had been granted.

(42)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 20,520. These PSUs are eligible to vest March 30, 2023, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from the date of grant through December 31, 2022, subject to Mr. Alegre’s continued employment through such date. The number of PSUs reflected in the table does not include 13,860 PSUs that were canceled after the Compensation Committee determined that our cumulative TSR minus the rate of return of the S&P 500 Total Return Index was less than 5% for the period from the date of grant through December 31, 2021.

(43)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $1,365,196.

(44)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 18,240 and the maximum number of PSUs subject to the award is 36,840. These PSUs are eligible to vest March 30, 2023, based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in our 2022 AOP, subject to Mr. Alegre’s continued employment such date.

(45)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $1,213,507, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $2,450,965, in each case calculated in the manner described in footnote (2).

(46)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 31,919 and the maximum number of PSUs subject to the award is 79,798. These PSUs are eligible to vest on March 30, 2023, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our 2022 AOP, subject to Mr. Alegre’s continued employment through such date.

(47)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $2,123,571, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $5,308,961, in each case calculated in the manner described in footnote (2).

(48)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 39,267 and the maximum number of PSUs subject to the award is 49,084. The PSUs are eligible to vest on March 30, 2024, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee, subject to Mr. Alegre’s continued employment through that date.

(49)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $2,612,434, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $3,265,559, in each case calculated in the manner described in footnote (2).

(50)

These PSUs vested on March 30, 2022, after the Compensation Committee determined that AB Adjusted EPS for 2021 was 94.114% of the target set forth in our 2021 AOP. The number of PSUs reflected in the table does not include 1,074 PSUs that were canceled after the Compensation Committee determined that AB Adjusted EPS for 2021 was less than 100% of the target set forth in our 2021 AOP.

(51)

These PSUs vested on March 30, 2022, after the Compensation Committee determined that AB Adjusted OI for 2021 was 89.315% of the target objective set forth in our 2021 AOP. The number of PSUs reflected in the table does not include 15,960 PSUs that were canceled after the Compensation Committee determined that AB Adjusted OI for 2021 was less than 100% of the target set forth in our 2021 AOP.

(52)

These stock options vested on March 30, 2022, one-half after the Compensation Committee determined that AB Adjusted OI for 2020 was at least 50% of the target objective set forth in our 2020 AOP and the second half after the Compensation Committee determined that AB Adjusted OI for 2021 was at least 50% of the target objective set forth in our 2021 AOP.

(53)

These stock options are eligible to vest on March 30, 2023, if AB Adjusted OI for 2022 is at least 50% of target objective set forth in our 2022 AOP, subject to Mr. Alegre’s continued employment through the relevant vesting date.

(54)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 10,811 and the maximum number of PSUs subject to the award is 13,514. The PSUs are eligible to vest on March 30, 2024, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee, subject to Mr. Bulatao’s continued employment through that date.

(55)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $719,256 and if the highest level of performance is assumed, the market value of the unvested PSUs would be $899,086, in each case calculated in the manner described in footnote (2).

(56)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 18,018 and the maximum number of PSUs subject to the award is 36,036. One-half of these PSUs are eligible to vest on each of March 30, 2023, and 2024, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our AOP for the year immediately preceding such vesting date, subject to Mr. Bulatao’s continued employment through that date. The number of PSUs reflected in the table does not include 9,009 PSUs that were canceled after the Compensation Committee determined that AB Adjusted OI for 2021 was less than 100% of the target objective set forth in our 2021 AOP.

(57)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $1,198,738, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $2,397,475, in each case calculated in the manner described in footnote (2).

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(58)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 14,414. One-half of these PSUs are eligible to vest on each of March 30, 2023, and 2024, based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in our AOP for the year immediately preceding such vesting date, subject to Mr. Bulatao’s continued employment through that date. The number of PSUs reflected in the table does not include 3,604 PSUs that were canceled after the Compensation Committee determined that AB Adjusted EPS for 2021 was less than 100% of the target objective set forth in our 2021 AOP.

(59)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $958,963.

(60)

One-fifth of these PSUs are eligible to vest on each of March 30, 2023, and 2024, based on our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the periods from January 1, 2022, through December 31, 2022, and January 1, 2023, through December 31, 2023, respectively, in each case subject to Mr. Bulatao’s continued employment through the relevant vesting date. The remaining three-fifths of these PSUs are eligible to vest on March 30, 2024, based on our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from February 1, 2021, through December 31, 2023, subject to Mr. Bulatao’s continued employment through that date. The number of PSUs reflected in the table does not include 1,802 PSUs that were canceled after the Compensation Committee determined that our cumulative TSR minus the rate of return of the S&P 500 Total Return Index was less than 10% for the period from the February 1, 2021, through December 31, 2021.

(61)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 18,320. The PSUs are eligible to vest on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee, subject to Mr. Bulatao’s continued employment through that date.

(62)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $1,218,830.

(63)

These options vested on March 30, 2022, after the Compensation Committee determined that AB Adjusted OI for 2021 was at least 50% of the target objective set forth in our 2021 AOP.

(64)

One-half of these options are eligible to vest on each of March 30, 2023, and 2024, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our AOP for the year immediately preceding such vesting date, in each case subject to Mr. Bulatao’s continued employment through the relevant vesting date.

(65)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 24,900 and the maximum number of PSUs subject to the award is 31,125. One-half of these PSUs are eligible to vest on June 29, 2023, and one-fourth of these PSUs are eligible to vest on each of June 29, 2024, and 2025, based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in our AOP for the year immediately preceding such vesting date, in each case subject to Mr. Dixton’s continued employment through the relevant vesting date.

(66)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $1,656,597, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $2,070,746, in each case calculated in the manner described in footnote (2).

(67)

The number of PSUs reflected in the table is the threshold amount; the target number of PSUs subject to the award is 24,900 and the maximum number of PSUs subject to the award is 31,125. One-half of these PSUs are eligible to vest on June 29, 2023, and one-fourth of these PSUs are eligible to vest on each of June 29, 2024, and 2025, based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our AOP for the year immediately preceding such vesting date, in each case subject to Mr. Dixton’s continued employment through the relevant vesting date. The number of PSUs reflected in the table does not include 12,451 PSUs that were canceled after the Compensation Committee determined that AB Adjusted OI for 2021 was less than 90% of the target objective set forth in our 2021 AOP.

(68)

This value is based on the threshold amount; if the target level of performance is assumed, the market value of the unvested PSUs would be $1,656,597, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $2,070,746, in each case calculated in the manner described in footnote (2).

(69)

The number of PSUs reflected in the table is the threshold amount; the target number of shares subject to the awards is 12,450 and the maximum number of PSUs subject to the award is 15,563. The PSUs are eligible to vest on June 29, 2024, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee, subject to Mr. Dixton’s continued employment through that date.

(70)

This value is based on the threshold amount; if the target amount level of performance is assumed, the market value of the unvested PSUs would be $829,299, and if the highest level of performance is assumed, the market value of the unvested PSUs would be $1,035,406, in each case calculated in the manner described in footnote (2).

(71)

The number of PSUs reflected in the table is the target amount; the maximum number of PSUs subject to the award is 18,320. The PSUs are eligible to vest on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee, subject to Mr. Dixton’s continued employment through that date.

(72)

This value is based on the target amount; if the highest level of performance is assumed, the market value of the unvested PSUs, calculated in the manner described in footnote (2), would be $1,218,830.

(73)

These PSUs are eligible to vest on June 29, 2022, subject to Mr. Dixton’s continued employment through that date, after the Compensation Committee determined that AB Adjusted EPS for 2021 was 94.114% of the target set forth in our 2021 AOP. The number of PSUs reflected in the table does not include 3,664 PSUs that were canceled after the Compensation Committee determined that AB Adjusted EPS for 2021 was less than 100% of the target set forth in our 2021 AOP.

(74)

These restricted stock units are eligible to vest in full on June 29, 2024, subject to Mr. Dixton’s continued employment through that date.

For the impact the termination of the employment of each NEO would have on their equity awards, please see “—Potential Payments upon Termination or Change of Control” below. For details regarding the impact the completion of the proposed transaction with Microsoft would have on the unvested equity awards then held by our NEOs, please see the Merger Proxy Statement.

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OPTION EXERCISES AND STOCK VESTED FOR 2021

The table below provides information about the value realized by our named executed officers during 2021 from the exercise of stock options and vesting of restricted share units:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Robert Kotick	—	—	3,259,435	(2)	295,868,124	(3)
Armin Zerza	9,358	353,060	28,336		2,625,614
Dennis Durkin	37,720	1,176,898	174,660		16,183,996
Daniel Alegre	—	—	108,774		9,998,150
Brian Bulatao	—	—	—		—
Grant Dixton	—	—	—		—
(1)

The “Value Realized on Vesting” is computed by multiplying the number of shares of stock or units by the closing price of our Common Stock on The Nasdaq Stock Market on the vesting date (or, if that date is not a trading date, the immediately preceding trading date).

(2)

Of the aggregate amount of performance-based restricted share units which vested, 1,590,135 shares vested pursuant to Section 12 of the Kotick Employment Agreement, which provided for accelerated vesting at maximum performance levels for six long-term performance based awards granted to Mr. Kotick between 2017 and 2021 upon the achievement of certain performance conditions set forth therein. Specifically, prior to December 31, 2021, the average closing price of our Common Stock doubled in value (from the average closing price of our Common Stock during the period from October 1, 2016 to December 31, 2016)—and remained at or above that level for more than ninety consecutive trading days. That share price increase resulted in the creation of over $30 billion in shareholder value during the relevant time frame. See “Employment Agreements—Robert Kotick—Shareholder Value Creation Incentive” below.

The remaining 1,669,300 shares vested on March 1, 2021 when the performance conditions for the four-year performance period from January 1, 2017, through December 31, 2020, underlying the 2020 long-term performance-based award were achieved at the maximum level. The performance conditions for this long-term award were based on our cumulative TSR compared to the rate of return of the S&P 500 Total Return Index for the four-year performance period. The Company’s compounded annual growth rate of approximately 27% during this time exceeded the maximum performance level for this award. See “Employment Agreements—Robert Kotick—Equity Awards—2020 Equity Awards—2020 Long-Performance Incentive” below.

(3)

The value Mr. Kotick realized on vesting reflects the aggregate of seven different long-term, performance-based awards granted to him over the five-year term of the Kotick Employment Agreement. See “Employment Agreements—Robert Kotick—Equity Awards” for further details about the awards.

EMPLOYMENT AGREEMENTS

The following is a summary of the material terms of each employment agreement to which Activision Blizzard and an NEO were party during 2021, except for provisions regarding payments and benefits upon termination or a change of control, which are described under “—Potential Payments upon Termination or Change of Control” below. For details regarding any amounts payable to our NEOs if the proposed transaction with Microsoft is completed, please see the Merger Proxy Statement. The description of the employment agreements referenced herein are limited in their entirety by the terms of those agreements, as filed as exhibits to the Company’s Annual Report on Form 10-K for the period ended December 31, 2021.

Robert Kotick

Term & Title

Our founder, Robert Kotick, has served as our senior-most executive officer since 1991. Robert Kotick is party to an employment agreement with us, dated as of October 1, 2016 (the “2016 Kotick Employment Agreement”), and amended on April 28, 2021 (such amendment, the “2021 Kotick Employment Agreement Amendment,” and as so amended and clarified in the manner described in Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2021, the “Kotick Employment Agreement”). Mr. Kotick’s term of employment under the Kotick Employment Agreement began on October 1, 2016, and continues through March 31, 2023. Pursuant to the terms of the Microsoft Merger Agreement, on or after July 18, 2022 (six months after the date the Company and Microsoft entered into the Microsoft Merger Agreement), we will be permitted to extend the term of the Kotick Employment Agreement by an additional 12 months.

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October 2021 Commitments

In October 2021, Mr. Kotick asked that his total compensation be reduced to the lowest amount permitted to be paid to exempt employees under California law until the Company has made appropriate progress toward the achievement of the Transformational Goals. If and when the Workplace Responsibility Committee determines that the Company has made appropriate progress toward the achievement of the Transformational Goals, the Compensation Committee may increase Mr. Kotick’s compensation to the levels provided in the Kotick Employment Agreement. Although Mr. Kotick has voluntarily reduced his total compensation, the Kotick Employment Agreement remains in full force and effect.

Base Salary

Mr. Kotick’s annual base salary was $1.75 million as of January 1, 2017, and remained unchanged until 2020. In 2020, Mr. Kotick agreed to reduce his annual base salary for the year to $1.47 million and, in April 2021, pursuant to the 2021 Kotick Employment Agreement Amendment, further reduced it to $875,000, effective as of January 1, 2021. At his request, Mr. Kotick’s annual base salary was reduced to $62,500, effective as of October 28, 2021.

Mr. Kotick requested that his annual base salary be reduced to the lowest amount permitted for exempt employees under California law until the Company has made appropriate progress toward the achievement of the Transformational Goals (see “Corporate Governance Matters—Workplace and Culture—Transformational Gender-Related Goals and Other Commitments”).

If the Workplace Responsibility Committee concludes the Company has made appropriate progress toward the achievement of the Transformational Goals, Mr. Kotick’s annual base salary will revert to $875,000 (and, pursuant to the terms of the Microsoft Merger Agreement, will not exceed $875,000). The Kotick Employment Agreement does not provide for an increase, or review, of Mr. Kotick’s annual base salary.

Annual Bonus

Mr. Kotick is entitled to an annual bonus, with a target amount of 200% of his base salary. The form of such bonus (i.e., whether cash or equity), if any, is subject to the discretion of the Compensation Committee. While Mr. Kotick’s annual bonus target, as a percentage of his salary, has remained unchanged during the term of the Kotick Employment Agreement, his actual opportunity has declined because of the reductions in his base salary over the past two years. In addition, pursuant to the 2021 Kotick Employment Agreement Amendment, his maximum potential annual bonus is the target (i.e., 200% of his base salary). The 2021 Kotick Employment Agreement Amendment also increased the percentage of Mr. Kotick’s target bonus opportunity for 2021 and 2022 that will be based on financial metrics—from 60% to 80%—and provides that the remaining 20% will be based on objective and measurable strategic ESG initiatives.

Notwithstanding the terms of the Kotick Employment Agreement, in October 2021, Mr. Kotick asked not to receive any bonus until the Company has made appropriate progress toward the achievement of the Transformational Goals. As such, Mr. Kotick did not receive a bonus during 2021.

If and when the Workplace Responsibility Committee concludes the Company has made appropriate progress toward the achievement of the Transformational Goals, Mr. Kotick will be eligible to receive an annual bonus, as described above.

For more information about Mr. Kotick’s annual bonus, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan (CAIP) Bonuses” above.

Equity Awards

Mr. Kotick was, and is, entitled to equity awards pursuant to the terms of the Kotick Employment Agreement, as described below. The vesting of each of these awards was or will be, as the case may be, subject to Mr. Kotick’s continued employment through the relevant vesting date.

2016 PSUs

As an inducement to enter into the 2016 Kotick Employment Agreement, on November 22, 2016, Mr. Kotick received an equity award consisting of PSUs where target performance would result in the vesting of 605,327 PSUs and maximum performance would result in the vesting of 250% of the target, or 1,513,317 PSUs. Please see the proxy statement for our 2021 annual meeting of shareholders filed with the SEC on Schedule 14A on May 3, 2021, for more information about that award.

2017 Equity Awards

On August 7, 2017, Mr. Kotick received equity awards consisting of options and PSUs.

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2017 Stock Options

Mr. Kotick was awarded an option to purchase 190,712 shares of our Common Stock. These options were eligible to vest in full on December 31, 2021, or if earlier, following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement. Pursuant to Section 12 of the Kotick Employment Agreement, these options vested on August 7, 2021. For more information, please see “—Shareholder Value Creation Incentive” below. Please see “—Outstanding Equity Awards at December 31, 2021” above for more information about these stock options.

2017 PSUs (Relative TSR)

Mr. Kotick was awarded PSUs where target performance would result in the vesting of 71,988 PSUs and maximum performance would result in the vesting of 200% of the target, or 143,976 PSUs. These PSUs were eligible to vest on March 15, 2021, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from the date of grant through December 31, 2020. These PSUs were canceled after the Compensation Committee determined that the cumulative TSR was less than the rate of return of the S&P 500 Total Return Index for the performance period.

2017 PSUs (Three-Year Cumulative AB Adjusted OI)

Mr. Kotick was also awarded PSUs where target performance would result in the vesting of 175,972 PSUs and maximum performance would result in the vesting of 250% of the target, or 439,930 PSUs. These PSUs were eligible to vest on March 31, 2021, based on (1) the level of the Company’s performance measured by reference to both the cumulative AB Adjusted EPS for the period from July 1, 2017, through December 31, 2018, and the cumulative AB Adjusted OI for 2018-2020, or (2) following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement. The Company’s performance measured by reference to the cumulative AB Adjusted EPS for the period from July 1, 2017, through December 31, 2018, met the objective established by the Compensation Committee, but the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2018–2020 did not. However, the performance criteria set forth in Section 12 of the Kotick Employment Agreement were satisfied and, on August 7, 2021, 439,930 PSUs vested.

2018 Equity Awards

On November 21, 2018, Mr. Kotick received equity awards consisting of options and, on December 28, 2018, Mr. Kotick received equity awards consisting of PSUs.

2018 Stock Options

Mr. Kotick was awarded an option to purchase 925,057 shares of our Common Stock. These options were eligible to vest in full on December 31, 2022, or if earlier, following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement. Pursuant to Section 12 of the Kotick Employment Agreement, these options vested on August 7, 2021. Please see “—Outstanding Equity Awards at December 31, 2021” above for more information about these stock options.

2018 PSUs (Relative TSR)

Mr. Kotick was awarded PSUs where target performance would result in the vesting of 54,230 PSUs and maximum performance would result in the vesting of 250% of the target, or 135,575 PSUs. These PSUs were eligible to vest on March 31, 2022, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from the date of grant through December 31, 2021, or following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement, at maximum performance. Pursuant to Section 12 of the Kotick Employment Agreement, on August 7, 2021, 135,575 PSUs vested.

2018 PSUs (Three-Year Cumulative AB Adjusted EPS)

Mr. Kotick was also awarded PSUs where target performance would result in the vesting of 106,838 PSUs and maximum performance would result in the vesting of 250% of the target, or 267,095 PSUs. These PSUs were eligible to vest on March 31, 2023, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted EPS objective for 2020–2022 established by the Compensation Committee, or following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement, at maximum performance. Pursuant to Section 12 of the Kotick Employment Agreement, on August 7, 2021, 267,095 PSUs vested.

2019 Equity Awards

On August 12, 2019, Mr. Kotick received equity awards consisting of options and PSUs.

2019 Stock Options

Mr. Kotick was awarded an option to purchase 925,057 shares of our Common Stock. These options were eligible to vest in full on December 31, 2023, or if earlier, following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement. Pursuant to Section 12 of the

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Kotick Employment Agreement, these options vested on August 7, 2021. Please see “—Outstanding Equity Awards at December 31, 2021” above for more information about these stock options.

2019 PSUs (Relative TSR)

Mr. Kotick was awarded PSUs where target performance would result in the vesting of 53,232 PSUs and maximum performance would result in the vesting of 250% of the target, or 133,080 PSUs. These PSUs were eligible to vest on March 31, 2023, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from the date of grant through December 31, 2022, or following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement, at maximum performance. Pursuant to Section 12 of the Kotick Employment Agreement, on August 7, 2021, 133,080 PSUs vested.

2019 PSUs (Three-Year Cumulative AB Adjusted EPS)

Mr. Kotick was also awarded PSUs where target performance would result in the vesting of 106,202 PSUs and maximum performance would result in the vesting of 250% of the target, or 265,505 PSUs. These PSUs were eligible to vest on March 31, 2022, based on the level of the Company's performance measured by reference to the cumulative AB Adjusted EPS objective for 2019-2021 established by the Compensation Committee, or following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement, at maximum performance. Pursuant to Section 12 of the Kotick Employment Agreement, on August 7, 2021, 265,505 PSUs vested.

2020 Equity Awards

2020 Long-Term Performance Incentive

On September 9, 2020, Mr. Kotick received an equity award consisting of PSUs where target performance would result in the vesting of 226,159 PSUs and maximum performance would result in the vesting of 500% of the target, or 1,130,795 PSUs. In addition, on December 31, 2020, Mr. Kotick received an incremental equity award consisting of PSUs where target performance would result in the vesting of 107,701 PSUs and maximum performance would result in the vesting of 500% of the target, or 538,505 PSUs. Together, these equity awards represent the 2020 long-term performance grant contemplated by the 2016 Kotick Employment Agreement.

These PSUs were eligible to vest on March 1, 2021, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from January 1, 2017, through December 31, 2020. After the Compensation Committee determined that our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the four-year performance period was approximately 27%, an aggregate of 1,669,300 PSUs vested on March 1, 2021.

2021 Long-Term Performance Incentive Granted in 2020

On December 31, 2020, Mr. Kotick received an equity award consisting of PSUs where target performance would result in the vesting of 232,633 PSUs and maximum performance would result in the vesting of 150% of the target, or 348,950 PSUs. Although the 2016 Kotick Employment Agreement contemplated a substantially higher award, Mr. Kotick and the Compensation Committee agreed that this award fully satisfied the expectations with respect to the 2021 long-term performance incentive contemplated by that agreement.

These PSUs were eligible to vest on March 31, 2022, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2017–2021 to be established by the Compensation Committee, or following certification of certain performance criteria pursuant to Section 12 of the Kotick Employment Agreement, at maximum performance. Pursuant to Section 12 of the Kotick Employment Agreement, on August 7, 2021, 348,950 PSUs vested.

Potential 2021 and 2022 Long-Term Incentive Awards

Pursuant to the 2021 Kotick Employment Agreement Amendment, Mr. Kotick is entitled to receive an award of PSUs in each of 2021 and 2022. If and when granted, the grant date value of any such award is limited to the 50th percentile of the aggregate grant date values of the long-term incentive grants made to the chief executive officers of our then-applicable peer group, as determined by the Compensation Committee. If and when granted, each award will be eligible to vest by reference to a cumulative financial metric for a three-year period to be established by the Compensation Committee, and a portion of each will be tied to a comparison between our TSR and the TSR of that peer group.

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Notwithstanding the terms of the Kotick Employment Agreement, in October 2021, Mr. Kotick asked not to receive any equity awards until the Company has made appropriate progress toward the achievement of the Transformational Goals. As such, Mr. Kotick did not receive any equity awards during 2021.

If and when the Workplace Responsibility Committee concludes the Company has made appropriate progress toward the achievement of the Transformational Goals, Mr. Kotick will be eligible to receive an equity award pursuant to the Kotick Employment Agreement, as described above. However, pursuant to the terms of the Microsoft Merger Agreement, Mr. Kotick may not be granted an equity award before July 18, 2022. Additionally, under the terms of the Microsoft Merger Agreement, any such grant may consist only of time-based RSUs and the grant date value of any such award is limited to the lesser of (1) the 50th percentile of the aggregate grant date values of the long-term incentive grants made to the chief executive officers of our then-applicable peer group and (2) $22,000,000.

Shareholder Value Creation Incentive

Section 12 of the Kotick Employment Agreement provides that, subject to Mr. Kotick’s continued employment, if, at any time before December 31, 2021, the average closing price of our Common Stock on The Nasdaq Stock Market was (a) at least two times the average closing price of our Common Stock on The Nasdaq Stock Market during the period from October 1, 2016, to December 31, 2016 (i.e., the average closing price was at least two times $39.98, or $79.96, per share, subject to adjustments by the Compensation Committee to prevent dilution or enlargement as a result of any dividend, stock split, or substantially similar change in our capital structure), and (b) remained at or above that level for at least 90 consecutive trading days, the equity awards granted to Mr. Kotick during 2017, 2018, 2019, and 2020 that were then outstanding (with the exception of the 2017 and 2020 PSUs that vest by reference to our relative TSR performance) would vest (assuming, for all performance-based awards, maximum performance). On August 7, 2021, the Compensation Committee certified that the closing trading price of a share of our Common Stock had equaled or exceeded $79.96 and remained at or above that level for more than 90 consecutive trading days.

This “shareholder value creation incentive” will not apply to any long-term incentive awards granted after April 28, 2021—the date of the 2021 Kotick Employment Agreement Amendment—and does not apply to any outstanding awards.

Transformative Transaction Award

The “transformative transaction award” was never triggered and the applicability of it was eliminated from the Kotick Employment Agreement in April 2021 by the 2021 Kotick Employment Agreement Amendment. Please see the proxy statement for our 2021 annual meeting of shareholders filed with the SEC on Schedule 14A on May 3, 2021, for further information about this award.

Other Benefits

Mr. Kotick is entitled to participate in all benefit plans generally available to our executive officers. In addition, we are (and have been since March 16, 2022) required to reimburse him for up to $80,000 per year of premiums in respect of life insurance policies until the tenth anniversary of his employment agreement (i.e., October 1, 2026); through March 15, 2022, we were, instead, required to maintain a supplemental term life insurance policy in the amount of $18 million for the benefit of his estate. Further, we have agreed to pay reasonable expenses related to Mr. Kotick’s use of non-commercial transportation services for business-related travel, including any such services provided by a Federal Aviation Administration-certified charter operator indirectly owned and managed by him. Please see “Certain Relationships and Related Person Transactions—Relationships and Transactions—Business Use of Aircraft Indirectly Owned by Our Chief Executive Officer” for more information about our arrangement with this charter operator.

Restrictive Covenants

Until the second anniversary of the expiration of the term of his employment under the Kotick Employment Agreement, Mr. Kotick is restricted from soliciting the employment of anyone then employed by the Company or our affiliates (or anyone who was employed by us or them during the then-most recent six-month period). Mr. Kotick is also prohibited from competing with us during the term of his employment under the Kotick Employment Agreement.

In addition, during the term of his employment under the Kotick Employment Agreement, Mr. Kotick is prohibited from disclosing or using our confidential or proprietary information except as required in the course of his employment and, until the second anniversary of the expiration of the term of his employment under the agreement, he cannot use such information to induce any of our, or any of our affiliates’, employees or business partners to terminate or alter their relationship with us.

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Armin Zerza

Term & Title

Armin Zerza is party to the Zerza Employment Agreement, pursuant to which he serves as our Chief Financial Officer. Mr. Zerza’s term of employment under the Zerza Employment Agreement began on April 1, 2021 and continues through March 31, 2024 (subject to our right to extend such term for an additional year and, again, for a second additional year if we determine that, by March 31, 2025, he has received, or will receive, at least twice the value of his target compensation under the Zerza Employment Agreement).

Base Salary

Mr. Zerza’s annual base salary was $800,000 as of April 1, 2021. It will be periodically reviewed and may be increased at the Compensation Committee’s discretion.

Annual Bonus

Mr. Zerza is eligible for an annual bonus under the CAIP with a target amount of 150% of his base salary. The actual amount of any bonus paid to Mr. Zerza under the CAIP will be determined by the Compensation Committee and may be based on, among other things, his overall performance and the Company’s performance. The form of any such bonus (i.e., whether cash, equity, or some combination thereof) is subject to the discretion of the Compensation Committee. For more information about Mr. Zerza’s annual bonus, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan (CAIP) Bonuses” above.

Contract Inducement

As an inducement to enter into the Zerza Employment Agreement, on May 6, 2021, Mr. Zerza received an equity award consisting of stock options, RSUs, and PSUs. The vesting of each of these awards was or is, as the case may be, subject to Mr. Zerza’s continued employment through the relevant vesting date.

Stock Options

Mr. Zerza was awarded 123,853 stock options, one-half of which are eligible to vest on each of March 31, 2024, and 2025. Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these stock options.

Restricted Share Units

Mr. Zerza was awarded 10,749 RSUs, one-third of which are eligible to vest on each of March 31, 2022, 2023, and 2024. Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these RSUs.

PSUs (AB Adjusted OI)

Mr. Zerza was also awarded PSUs where target performance would result in the vesting of 38,697 PSUs. One-half of this award is eligible to vest on each of March 31, 2024, and 2025, in each case based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective established by the Compensation Committee for the three-year period immediately preceding such vesting date, as follows:

OI (actual vs. 3YP)	PSUs vesting on each of March 31, 2024, and 2025
<90%	0%
90%	50% of each target of 19,349*
100%	100% of each target of 19,349*
≥125%	125% of each target of 19,349
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

PSUs (Relative TSR)

Mr. Zerza was also awarded PSUs where target performance would result in the vesting of 25,798 PSUs. One-half of this award is eligible to vest on March 31, 2024 by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from January 1, 2021, through December 31, 2023, and the other half of this award is eligible to vest on March 31, 2025, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from January 1, 2022, through December 31, 2024, as follows:

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TSR minus the rate of return of the S&P 500 Total Return Index	PSUs vesting on March 31, 2024, and 2025
<10.8 percentage points	0%
10.8 percentage points	50% of each target of 12,899*
12 percentage points	100% of each target of 12,899*
≥15 percentage points or more	125% of each target of 12,899
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Each tranche of this award vests only if our TSR is positive during the relevant performance period.

Our TSR is measured by reference to the increase or decrease, as the case may be, between the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the first available trading date of the measurement period (i.e., $83.80 for the first tranche of the award and $61.64 for the second) and the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the last date of the measurement period. The rate of return of the S&P 500 Total Return Index is measured by reference to the increase or decrease, as the case may be, between the average of the closing value of the S&P 500 Total Return Index for the thirty trading days ended on the first available trading date of the measurement period (i.e., $7,575.70 for the first tranche of the award and $9,787.82 for the second) and the average of the closing value of the S&P 500 Total Return Index for the 30 trading days ended on the last date of the measurement period.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Annual Equity Awards

Annual Equity Awards (Annual Performance)

Mr. Zerza is eligible to receive annual equity grants of PSUs (1) with vesting based on the achievement of AB Adjusted OI objectives set forth in our AOP, with a target value of $469,000 per year, (2) with vesting based on the achievement of AB Adjusted EPS objectives set forth in our AOP, with a target value of $938,000 per year, and (3) with vesting based on our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the year following the grant, with a target value of $469,000 per year. The vesting of each of these awards was or is, as the case may be, subject to Mr. Zerza’s continued employment through the relevant vesting date.

On November 4, 2021, Mr. Zerza was awarded PSUs where target performance would result in the vesting of 6,874 PSUs. One-third of this award is eligible to vest on each of March 30, 2023, 2024, and 2025, in each case based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our AOP for the year immediately preceding such vesting date, as follows:

OI (actual vs. AOP)	PSUs vesting on March 30, 2023, 2024, and 2025
<90%	0%
90%	50% of annual target of 2,291*
100%	100% of annual target of 2,291*
≥125%	125% of annual target of 2,291
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

On November 4, 2021, Mr. Zerza was also awarded PSUs where target performance would result in the vesting of 13,748 PSUs. One-third of this award is eligible to vest on each of March 30, 2023, 2024, and 2025, in each case based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in our AOP for the year immediately preceding such vesting date, as follows:

EPS (actual vs. AOP)	PSUs vesting on March 30, 2023, 2024, and 2025
<90%	0%
90%	50% of annual target of 4,583*
100%	100% of annual target of 4,583*
≥125%	125% of annual target of 4,583
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

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On November 4, 2021, Mr. Zerza was also awarded PSUs where target performance would result in the vesting of 6,874 PSUs. One-third of this award is eligible to vest on each of March 30, 2023, 2024, and 2025, in each case by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the year immediately preceding the vesting date, as follows:

TSR minus the rate of return of the S&P 500 Total Return Index	PSUs vesting on March 30, 2023, 2024, and 2025
<10 percentage points	0%
10 percentage points	100% of annual target of 2,291*
≥12.5 percentage points or more	125% of annual target of 2,291
* If actual performance is between the two points, the number of PSUs that vest will be determined using straight-line interpolation.

Each tranche of this award vests only if our TSR is positive during the relevant performance period.

Our TSR is measured by reference to the increase or decrease, as the case may be, between the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the first available trading date of the measurement period (i.e., $61.64 for the first tranche of the award) and the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the last date of the measurement period. The rate of return of the S&P 500 Total Return Index is measured by reference to the increase or decrease, as the case may be, between the average of the closing value of the S&P 500 Total Return Index for the thirty trading days ended on the first date of the measurement period (i.e., $9.787.82 for the first tranche of the award) and the average of the closing value of the S&P 500 Total Return Index for the 30 trading days ended on the last date of the measurement.

Please see “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Annual Equity Awards (Three-Year Performance)

Mr. Zerza is eligible to receive annual equity grants of PSUs (1) with vesting based on the achievement of a cumulative AB Adjusted OI objective for the three years following the grant established by the Compensation Committee, with a target value of $375,000 per year, (2) with vesting based on the achievement of a cumulative AB Adjusted EPS objective for the three years following the grant established by the Compensation Committee, with a target value of $750,000 per year, and (3) with vesting based on our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the three years following the grant, with a target value of $375,000 per year. The vesting of each of these awards was or is, as the case may be, subject to Mr. Zerza’s continued employment through the relevant vesting date.

On November 4, 2021, Mr. Zerza was awarded PSUs where target performance would result in the vesting of 5,496 PSUs. This award is eligible to vest in full on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective established by the Compensation Committee for 2022–2024, as follows:

OI (actual vs. 3YP)	PSUs vesting on March 30, 2025
<90%	0%
90%	50% of target of 5,496*
100%	100% of target of 5,496*
≥125%	125% of target of 5,496
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

On November 4, 2021, Mr. Zerza was also awarded PSUs where target performance would result in the vesting of 10,992 PSUs. This award is eligible to vest in full on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted EPS objective established by the Compensation Committee for 2022–2024, as follows:

EPS (actual vs. 3YP)	PSUs vesting on March 30, 2025
<90%	0%
90%	50% of target of 10,992*
100%	100% of target of 10,992*
≥125%	125% of target of 10,992
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

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Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

On November 4, 2021, Mr. Zerza was also awarded PSUs where target performance would result in the vesting of 5,496 PSUs. This award is eligible to vest in full on March 30, 2025, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from January 1, 2022, through December 31, 2024, as follows:

TSR minus the rate of return of the S&P 500 Total Return Index	PSUs vesting on March 30, 2025
<10.8 percentage points	0%
10.8 percentage points	50% of target of 5,496*
12 percentage points	100% of target of 5,496*
≥15 percentage points or more	125% of target of 5,496
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Each tranche of this award vests only if our TSR is positive during the relevant performance period.

Our TSR is measured by reference to the increase or decrease, as the case may be, between the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the first available trading date of the measurement period (i.e., $61.64) and the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the last date of the measurement period. The rate of return of the S&P 500 Total Return Index is measured by reference to the increase or decrease, as the case may be, between the average of the closing value of the S&P 500 Total Return Index for the thirty trading days ended on the first date of the measurement period (i.e., $9,787.82) and the average of the closing value of the S&P 500 Total Return Index for the 30 trading days ended on the last date of the measurement period.

Please see “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Potential Increases to Total Compensation

If we exercise both of our one-year options and extend Mr. Zerza’s term under the Zerza Employment Agreement through March 31, 2026, then, during the final year of his term, Mr. Zerza’s annual bonus target and the target value of his annual equity grant will each be increased, as needed, to be at least equal to the median annual target bonus and target value of the annual equity grant awarded to similarly-situated executives of our then-applicable peer group in the prior year, as adjusted by our Chief Executive Officer, at his discretion and with the approval of the Compensation Committee. In addition, if the Compensation Committee determines that our performance is in the top 25th percentile of our then-applicable peer group in 2025 or later, our Chief Executive Officer, at his discretion and with the approval of the Compensation Committee, may increase Mr. Zerza’s compensation up to the average compensation awarded to the chief financial officers in that quartile of the companies in the peer group.

Other Benefits

Mr. Zerza is entitled to participate in all benefit plans generally available to our executive officers, and we are required to maintain a $2 million supplemental term life insurance policy for the benefit of his estate throughout the term of Mr. Zerza’s employment under the Zerza Employment Agreement.

Restrictive Covenants

Until the second anniversary of the termination of his employment, Mr. Zerza is restricted from soliciting the employment of anyone then employed or otherwise engaged by the Company. In addition, Mr. Zerza is prohibited from disclosing or using our confidential or proprietary information during his employment, except as required in the course of his employment, and at all times following the termination of his employment. Mr. Zerza is also not permitted to seek or negotiate for other employment before the final six months of the term of his employment under the Zerza Employment Agreement. Finally, Mr. Zerza is prohibited from competing with us or any of our subsidiaries during the term of his employment under the Zerza Employment Agreement and is restricted from inducing any of our business partners to terminate or alter their relationship with us while he is our employee.

Prior Zerza Employment Agreement

Prior to entering into the Zerza Employment Agreement in connection with his election as our Chief Financial Officer on April 1, 2021, Mr. Zerza’s compensation for 2021 was governed by the Prior Zerza Agreement.

Term & Title

During 2021, Mr. Zerza served as our Chief Commercial Officer and the Chief Operating Officer of Blizzard until his election as our Chief Financial Officer.

Base Salary

During 2021, prior to his election as our Chief Financial Officer, Mr. Zerza’s annual base salary under the Prior Zerza Employment Agreement was $633,500.

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Annual Bonus

Under the Prior Zerza Employment Agreement, Mr. Zerza was eligible for an annual bonus under the CAIP with a target amount of 75% of his base salary, the actual amount of which, if any, was determined by the Compensation Committee based on, among other things, his overall performance and the Company’s performance. For more information about performance-based bonuses, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan (CAIP) Bonuses” above.

Blizzard Profit Sharing Plan

Under the Prior Zerza Employment Agreement, Mr. Zerza was eligible to participate in the BPSA, a program that predates our 2008 combination with Vivendi Games and provides employees of Blizzard the opportunity to share in the earnings generated by Blizzard. Pursuant to the Prior Zerza Employment Agreement, Mr. Zerza was eligible for an annual portion of the “profit sharing pool” established pursuant to the BPSA, with a target amount of 1.7% of that pool and a maximum of 2.3% of that pool, in each case prorated for any partial year of service. The actual amount of any payment Mr. Zerza was eligible to receive under the BPSA was determined by the Company based on, among other things, the amount of the profit sharing pool, if any, generated pursuant to the terms of the BPSA, Mr. Zerza’s overall performance, and the Company’s performance. For more information about Mr. Zerza’s participation in the BPSA for 2021, see “—Summary Compensation Table” and “—Grants of Plan Based Awards Table” above.

Equity Awards

As an inducement to enter into the Prior Zerza Employment Agreement, Mr. Zerza received an equity award consisting of stock options and PSUs and was eligible to receive annual equity awards consisting of PSUs and stock options. For more information about the equity awards to Mr. Zerza granted pursuant to the Prior Zerza Employment Agreement that were outstanding as of December 31, 2021, see “—Outstanding Equity Awards” above.

Dennis Durkin

Term & Title

Dennis Durkin was party to the Durkin Employment Agreement, pursuant to which he served as our Chief Financial Officer from January 2, 2019, through March 29, 2021. Mr. Durkin continued to serve “at will” as an executive advisor until May 31, 2021.

Base Salary

Mr. Durkin’s annual base salary was $900,000 as of January 2, 2019, and was periodically reviewed by the Compensation Committee.

Annual Bonus

Mr. Durkin was eligible for an annual bonus under the CAIP with a target amount of 150% of his base salary, the actual amount of which, if any, was determined by the Compensation Committee based on, among other things, his overall performance and the Company’s performance. The form of such bonus (i.e., whether cash or equity) was to be determined by the Compensation Committee at its discretion. For more information about performance-based bonuses, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan (CAIP) Bonuses” above.

Contract Inducement

As an inducement to enter into the Durkin Employment Agreement, on March 8, 2019, Mr. Durkin received an equity award consisting of PSUs. Please see Mr. Durkin’s Form 4 filed with the SEC on March 12, 2019, and the proxy statement for our 2020 annual meeting of shareholders filed with the SEC on Schedule 14A on April 24, 2020, for more information about that award.

Mr. Durkin also received a payment of $3.75 million in cash shortly after his term under the Durkin Employment Agreement began. If his employment had been terminated for any reason other than by us without cause, by him for good reason, or due to his death or disability, before December 31, 2019, Mr. Durkin would have had to repay the bonus in full.

Other Benefits

Mr. Durkin was entitled to participate in all benefit plans generally available to our executive officers, and we were required to maintain a $3 million supplemental term life insurance policy for the benefit of his estate throughout the term of his employment under the Durkin Employment Agreement.

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Restrictive Covenants

Until May 31, 2023 (the second anniversary of his retirement), Mr. Durkin is restricted from soliciting the employment of anyone then employed or otherwise engaged by the Company or our subsidiaries. In addition, Mr. Durkin was prohibited from disclosing or using our confidential or proprietary information during his employment, except as required in the course of his employment, and is prohibited from disclosing or using our confidential or proprietary information at all times following the termination of his employment. Finally, Mr. Durkin was prohibited from competing with us or any of our subsidiaries during the term of his employment under the Durkin Employment Agreement and was restricted from inducing any of our, or any of our subsidiaries’, business partners to terminate or alter their relationship with us or any of our subsidiaries while he was our employee.

Daniel Alegre

Term & Title

Daniel Alegre is party to the Alegre Employment Agreement, pursuant to which he serves as our President and Chief Operating Officer. Mr. Alegre’s term of employment under the Alegre Employment Agreement began on April 7, 2020, and continues through March 31, 2023.

Base Salary

Mr. Alegre’s annual base salary was $1.35 million as of April 7, 2020. It will be periodically reviewed and may be increased—but not decreased—at the Compensation Committee’s discretion.

Annual Bonus

Mr. Alegre is eligible for an annual bonus under the CAIP with a target amount of 100% of his base salary.

He also has an opportunity to increase his CAIP target each year by up to 100% of his base salary if AB Adjusted EPS is at least 10% greater than the EPS Objective (i.e., the higher of (x) the AB Adjusted EPS objective set forth in our AOP for the immediately preceding year and (y) the immediately preceding year’s actual AB Adjusted EPS), such that his total target bonus opportunity under the CAIP for any year may be up to 200% of his base salary, as follows:

EPS (actual vs. EPS Objective)	Change in Mr. Alegre’s target bonus
<110%	No change
110%	Increased to 110% of base salary*
≥120%	Increased to 200% of base salary
* If actual performance is between 110% and 120%, the amount by which Mr. Alegre’s target bonus will be increased will be determined using straight-line interpolation.

The actual amount of any bonus paid to Mr. Alegre under the CAIP will be determined by the Compensation Committee and may be based on, among other things, his overall performance and the Company’s performance. The form of any such bonus (i.e., whether cash, equity, or some combination thereof) is subject to the discretion of the Compensation Committee. For more information about Mr. Alegre’s annual bonus, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan (CAIP) Bonuses” above.

Contract Inducement

As an inducement to enter into the Alegre Employment Agreement, on May 7, 2020, Mr. Alegre received an equity award consisting of performance-vesting stock options and PSUs. Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above and the proxy statement for our 2021 annual meeting of shareholders filed with the SEC on Schedule 14A on May 3, 2021, for more information about that award.

Mr. Alegre also received a payment of $2.5 million in cash shortly after he commenced employment. If his employment had been terminated before the first anniversary of the effective date of the Alegre Employment Agreement (i.e., before April 7, 2021), Mr. Alegre would have had to repay the bonus in full, unless the termination had been by us without cause, by him for good reason, or due to his death or disability. If his employment had been terminated before April 7, 2022, for any such reason, Mr. Alegre would have had to repay one-half of the bonus payment.

These inducements were directly related to outstanding unvested equity granted to Mr. Alegre by his former employer, which he forfeited by leaving such employment and coming to work for the Company.

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Annual Equity Awards

Mr. Alegre is eligible to receive annual equity grants of PSUs with two types of performance conditions: (1) PSUs with vesting based on the achievement of a cumulative AB Adjusted OI objective for the three years following the grant established by the Compensation Committee, with a target value of $3 million per year; and (2) PSUs with vesting based on the achievement of the EPS Objective, with a target value of $2.5 million per year.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above and the proxy statement for our 2021 annual meeting of shareholders filed with the SEC on Schedule 14A on May 3, 2021, for information about the PSUs Mr. Alegre was awarded on November 2, 2020.

Mr. Alegre renounced the PSUs he was awarded on November 4, 2021, when he was notified that they had been approved. He was not provided any other form of compensation in lieu of the renounced awards.

Other Benefits

Mr. Alegre is entitled to participate in all benefit plans generally available to our executive officers, and we are required to maintain a $5 million supplemental term life insurance policy for the benefit of his estate. In addition, as an inducement to enter into the Alegre Employment Agreement and to replace a comparable benefit provided by his prior employer, the Alegre Employment Agreement provides that we will maintain a $5 million supplemental term life insurance policy for the benefit of his wife’s estate throughout the term of Mr. Alegre’s employment under the Alegre Employment Agreement.

He also received certain relocation assistance. He would have had to repay that assistance if his employment had been terminated for any reason other than by us without cause, by him for good reason, or due to his death or disability, before the first anniversary of the effective date of the Alegre Employment Agreement (i.e., before April 7, 2021).

Restrictive Covenants

Until the second anniversary of the termination of his employment, Mr. Alegre is restricted from soliciting the employment of anyone then employed or otherwise engaged by the Company or our subsidiaries. In addition, Mr. Alegre is prohibited from disclosing or using our confidential or proprietary information during his employment, except as required in the course of his employment, and at all times following the termination of his employment. Mr. Alegre is also not permitted to seek or negotiate for other employment before the final six months of the term of his employment under the Alegre Employment Agreement. Finally, Mr. Alegre is prohibited from competing with us or any of our subsidiaries during the term of his employment under the Alegre Employment Agreement and is restricted from inducing any of our, or any of our subsidiaries', business partners to terminate or alter their relationship with us or any of our subsidiaries while he is our employee.

Brian Bulatao

Term & Title

Brian Bulatao is party to the Bulatao Employment Agreement, pursuant to which he serves as our Chief Administrative Officer. Mr. Bulatao’s term of employment under the Bulatao Employment Agreement began on February 1, 2021, and continues through March 31, 2023 (subject to our right to extend such term for an additional year).

Base Salary

Mr. Bulatao’s annual base salary was $1 million as of February 1, 2021. It will be periodically reviewed and may be increased—but not decreased—at the Compensation Committee’s discretion.

Annual Bonus

Mr. Bulatao is eligible for an annual bonus under the CAIP with a target amount of 100% of his base salary. The actual amount of any bonus paid to Mr. Bulatao under the CAIP will be determined by the Compensation Committee and may be based on, among other things, his overall performance and the Company’s performance. The form of any such bonus (i.e., whether cash, equity, or some combination thereof) is subject to the discretion of the Compensation Committee. For more information about Mr. Bulatao’s annual bonus, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan Bonuses” above.

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Contract Inducement

As an inducement to enter into the Bulatao Employment Agreement, on March 9, 2021, Mr. Bulatao received an equity award consisting of performance-vesting stock options and PSUs and a cash payment with a two-year clawback. The vesting of each of these awards was or is, as the case may be, subject to Mr. Bulatao’s continued employment through the relevant vesting date.

Performance-Vesting Stock Options

Mr. Bulatao was awarded 47,240 performance-vesting stock options, one-third of which are eligible to vest on each of March 30, 2022, 2023, and 2024, in each case if the AB Adjusted OI for the year immediately preceding such vesting date is 50% or more of the AB Adjusted OI objective set forth in our AOP for that year. Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these stock options.

PSUs (AB Adjusted OI)

Mr. Bulatao was also awarded PSUs where target performance would result in the vesting of 27,027 PSUs. One-third of this award is eligible to vest on each of March 30, 2022, 2023, and 2024, in each case based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our AOP for the year immediately preceding such vesting date, as follows:

OI (actual vs. AOP)	PSUs vesting on March 30, 2022, 2023, and 2024
<90%	0%
90%	90% of annual target of 9,009*
≥200%	200% of annual target of 9,009*
* If actual performance is between any the points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

PSUs (AB Adjusted EPS)

Mr. Bulatao was also awarded PSUs where target performance would result in the vesting of 10,811 PSUs. One-third of this award is eligible to vest on each of March 30, 2022, 2023, and 2024, in each case based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in our AOP for the year immediately preceding such vesting date, as follows:

EPS (actual vs. AOP)	PSUs vesting on March 30, 2022, 2023, and 2024
<100%	0%
100%	100% of annual target of 3,604*
≥200%	200% of annual target of 3,604*
* If actual performance is between the two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

PSUs (Relative TSR)

Mr. Bulatao was also awarded PSUs where target performance would result in the vesting of 10,811 PSUs.

One half of this award is eligible to vest in three equal tranches on each of March 30, 2022, 2023, and 2024, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from (1) the date on which Mr. Bulatao’s employment under the Bulatao Employment Agreement began (i.e., February 1, 2021) through December 31, 2021, (2) January 1, 2022, through December 31, 2022, and (3) January 1, 2023, through December 31, 2023, respectively, as follows:

TSR minus the rate of return of the S&P 500 Total Return Index	PSUs vesting on March 30, 2022, 2023, and 2024
≥10 percentage points or more	100% of annual target of 1,802

The other half of this award is eligible to vest on March 30, 2024, by reference to our cumulative TSR as compared to the rate of return of the S&P 500 Total Return Index for the period from the date on which Mr. Bulatao’s employment under the Bulatao Employment Agreement began (i.e., February 1, 2021) through December 31, 2023, as follows:

TSR minus the rate of return of the S&P 500 Total Return Index	PSUs vesting on March 30, 2024
≥10 percentage points or more	100% of target of 5,405

Each tranche of this award vests only if our TSR is positive during the relevant performance period.

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Our TSR is measured by reference to the increase or decrease, as the case may be, between the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the first date of the measurement period (i.e., (1) $91.00 for both the first tranche of the first half of the award and the second half of the award and (2) $61.64 for the second tranche of the first half of the award) and the average of the closing price of our Common Stock on The Nasdaq Stock Market for the 30 trading days ended on the last date of the measurement period (i.e., $61.78 for the first tranche of the first half of the award). The rate of return of the S&P 500 Total Return Index is measured by reference to the increase or decrease, as the case may be, between the average of the closing value of the S&P 500 Total Return Index for the thirty trading days ended on the first date of the measurement period ((1) $7,784.82 for both the first tranche of the first half of the award and the second half of the award and (2) $9,787.82 for the second tranche of the first half of the award) and the average of the closing value of the S&P 500 Total Return Index for the 30 trading days ended on the last date of the measurement period (i.e., $9,780.89 for the first tranche of the first half of the award).

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Long-Term Commitment Bonus

Mr. Bulatao received a payment of $500,000 in cash shortly after he commenced employment and an additional payment of $500,000 in cash shortly after the first anniversary of the effective date of the Bulatao Employment Agreement. If his employment had been terminated before December 31, 2021, Mr. Bulatao would have had to repay the first $500,000 payment unless the termination had been by us without cause, by him for good reason, or due to his death or disability. If his employment is terminated before December 31, 2022, other than for any such reason, Mr. Bulatao will have to repay the second $500,000 payment.

Annual Equity Awards

Mr. Bulatao is eligible to receive annual equity grants of PSUs, with vesting based on the achievement of a cumulative AB Adjusted OI objective for the three years following the grant established by the Compensation Committee, with a target value of $1 million per year. The vesting of each of these awards was or is, as the case may be, subject to Mr. Bulatao’s continued employment through the relevant vesting date.

On March 9, 2021, Mr. Bulatao was awarded PSUs where target performance would result in the vesting of 10,811 PSUs. This award is eligible to vest in full on March 30, 2024, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective established by the Compensation Committee for 2021–2023, as follows:

OI (actual vs. 3YP)	PSUs vesting on March 30, 2024
<90%	0%
90%	90% of target of 10,811*
100%	100% of target of 10,811*
≥125%	125% of target of 10,811
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Additionally, on November 4, 2021, Mr. Bulatao was awarded PSUs where target performance would result in the vesting of 14,656 PSUs. This award is eligible to vest in full on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective established by the Compensation Committee for 2022–2024, as follows:

OI (actual vs. 3YP)	PSUs vesting on March 30, 2025
<90%	0%
90%	50% of target of 14,656*
100%	100% of target of 14,656*
≥125%	125% of target of 14,656
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Other Benefits

Mr. Bulatao is entitled to participate in all benefit plans generally available to our executive officers, and we are required to maintain a $2.5 million supplemental term life insurance policy for the benefit of his estate throughout the term of Mr. Bulatao’s employment under the Bulatao Employment Agreement.

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Restrictive Covenants

Until the second anniversary of the termination of his employment, Mr. Bulatao is restricted from soliciting the employment of anyone then employed or otherwise engaged by the Company. In addition, Mr. Bulatao is prohibited from disclosing or using our confidential or proprietary information during his employment, except as required in the course of his employment, and at all times following the termination of his employment. Mr. Bulatao is also not permitted to seek or negotiate for other employment before the final six months of the term of his employment under the Bulatao Employment Agreement. Finally, Mr. Bulatao is prohibited from competing with us or any of our subsidiaries during the term of his employment under the Bulatao Employment Agreement and is restricted from inducing any of our business partners to terminate or alter their relationship with us while he is our employee.

Grant Dixton

Term & Title

Grant Dixton is party to the Dixton Employment Agreement, pursuant to which he serves as our Chief Legal Officer. Mr. Dixton’s term of employment under the Dixton Employment Agreement began on June 14, 2021, and continues through June 30, 2024 (subject to our right to extend such term for an additional year).

Base Salary

Mr. Dixton’s annual base salary was $750,000 as of June 14, 2021. It will be periodically reviewed and may be increased at the Compensation Committee’s discretion.

Annual Bonus

Mr. Dixton is eligible for an annual bonus under the CAIP with a target amount of 75% of his base salary. The actual amount of any bonus paid to Mr. Dixton under the CAIP will be determined by the Compensation Committee and may be based on, among other things, his overall performance and the Company’s performance. The form of any such bonus (i.e., whether cash, equity, or some combination thereof) is subject to the discretion of the Compensation Committee. For more information about Mr. Dixton’s annual bonus, see “—Compensation Discussion and Analysis—Elements of Our Executive Compensation Program for 2021—Corporate Annual Incentive Plan Bonuses” above.

Contract Inducement

As an inducement to enter into the Dixton Employment Agreement, on August 5, 2021, Mr. Dixton received an equity award consisting of RSUs and PSUs and a cash payment with a three-year clawback. The vesting of each of these awards was or is, as the case may be, subject to Mr. Dixton’s continued employment through the relevant vesting date.

Restricted Share Units

Mr. Dixton was awarded 24,900 RSUs, which vest in full on June 29, 2024. Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these RSUs.

PSUs (AB Adjusted OI)

Mr. Dixton was awarded PSUs where target performance would result in the vesting of 37,351 PSUs. One-third of this award is eligible to vest on each of June 29, 2022, and 2023, and one-sixth of this award is eligible to vest on each of June 29, 2024, and 2025, in each case based on the level of the Company’s performance measured by reference to the AB Adjusted OI objective set forth in our AOP for the year immediately preceding such vesting date, as follows:

OI (actual vs. AOP)	PSUs vesting on each of June 29, 2022, and 2023	PSUs vesting on each of June 29, 2024, and 2025
<90%	0%	0%
90%	50% of annual target of 12,450*	50% of annual target of 6,225*
100%	100% of annual target of 12,450*	100% of annual target of 6,225*
≥125%	125% of target of 12,450	125% of annual target of 6,225
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

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PSUs (AB Adjusted EPS)

Mr. Dixton was also awarded PSUs where target performance would result in the vesting of 37,351 PSUs. One-third of this award is eligible to vest on each of June 29, 2022, and June 29, 2023, and one-sixth of this award is eligible to vest on each of June 29, 2024, and June 29, 2025, in each case based on the level of the Company’s performance measured by reference to the AB Adjusted EPS objective set forth in our AOP for the year immediately preceding such vesting date, as follows:

EPS (actual vs. AOP)	PSUs vesting on each of June 29, 2022, and 2023	PSUs vesting on each of June 29, 2024, and 2025
<90%	0%	0%
90%	50% of annual target of 12,450*	50% of annual target of 6,225*
100%	100% of annual target of 12,450*	100% of annual target of 6,225*
≥125%	125% of target of 12,450	125% of annual target of 6,225
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Long-Term Commitment Bonus

Mr. Dixton received a payment of $1.75 million in cash shortly after he commenced employment. If his employment is terminated before June 29, 2022 (approximately the first anniversary of the effective date of the Dixton Employment Agreement), Mr. Dixton will have to repay the payment in its entirety unless the termination is by us without cause, by him for good reason, or due to his death or disability. If his employment is terminated before June 29, 2023 (approximately the second anniversary of the effective date of the Dixton Employment Agreement), other than for any such reason, Mr. Dixton will have to repay two-thirds of such payment. If his employment is terminated before June 29, 2024 (approximately the third anniversary of the effective date of the Dixton Employment Agreement), other than for any such reason, Mr. Dixton will have to repay one-third of such payment.

Annual Equity Awards

Mr. Dixton is eligible to receive annual equity grants of PSUs, with vesting based on the achievement of a cumulative AB Adjusted OI objective for the three years following the grant established by the Compensation Committee, with a target value of $1 million per year.

On August 5, 2021, Mr. Dixton was awarded PSUs where target performance would result in the vesting of 12,450 PSUs. This award is eligible to vest in full on June 29, 2024, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2021–2023 established by the Compensation Committee, as follows:

OI (actual vs. 3YP)	PSUs vesting on June 29, 2024
<90%	0%
90%	50% of target of 12,450*
100%	100% of target of 12,450*
≥125%	125% of target of 12,450
* If actual performance is between any two points, the number of PSUs that vest will be determined using straight-line interpolation.

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

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Additionally, on November 4, 2021, Mr. Dixton was awarded PSUs where target performance would result in the vesting of 14,656 PSUs. This award is eligible to vest in full on March 30, 2025, based on the level of the Company’s performance measured by reference to the cumulative AB Adjusted OI objective for 2022–2024 established by the Compensation Committee, as follows:

OI (actual vs. 3YP)	PSUs vesting on March 30, 2025
<90%	0%
90%	50% of target of 14,656*
100%	100% of target of 14,656*
≥125%	125% of target of 14,656
* If actual performance

Please see “—Grants of Plan-Based Awards for 2021” and “—Outstanding Equity Awards at December 31, 2021” above for more information about these PSUs.

Other Benefits

Mr. Dixton is entitled to participate in all benefit plans generally available to our executive officers, and we are required to maintain a $2 million supplemental term life insurance policy for the benefit of his estate throughout the term of Mr. Dixton’s employment under the Dixton Employment Agreement.

He also received certain relocation assistance. He will have to repay that assistance if his employment is terminated for any reason other than by us without cause, by him for good reason, or due to his death or disability, before the first anniversary of the effective date of the Dixton Employment Agreement (i.e., before June 14, 2022).

Restrictive Covenants

Until the second anniversary of the termination of his employment, Mr. Dixton is restricted from soliciting the employment of anyone then employed or otherwise engaged by the Company. In addition, Mr. Dixton is prohibited from disclosing or using our confidential or proprietary information during his employment, except as required in the course of his employment, and at all times following the termination of his employment. Mr. Dixton is also not permitted to seek or negotiate for other employment before the final six months of the term of his employment under the Dixton Employment Agreement. Finally, Mr. Dixton is prohibited from competing with us or any of our subsidiaries during the term of his employment under the Dixton Employment Agreement and is restricted from inducing any of our business partners to terminate or alter their relationship with us while he is our employee.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables below outline the potential payments to our NEOs upon the occurrence of certain termination events or a change of control, assuming that each of these events occurred on December 31, 2021. Amounts shown do not include earned but unpaid salary, accrued but unused vacation, unreimbursed business expenses, and any amounts then due under our benefit plans, programs, or policies (collectively, “accrued obligations”). Mr. Durkin is excluded from the tables below, as his employment ended on May 31, 2021, and he did not receive any payments or other benefits in connection with his retirement.

As described below (see “—Enhanced Severance Plan”), in connection with the proposed Microsoft transaction, in March 2022, the Company approved the key terms of an enhanced severance plan, which provides enhanced severance benefits to some of our NEOs, in the event their employment is terminated under certain circumstances in connection with the proposed Microsoft transaction.

Potential Payments upon Termination or Change of Control to Robert Kotick

Name and Type of Payment/Benefit	Death(1) ($)	Disability(1) ($)	Termination by Activision Blizzard For Cause(2) ($)	Termination by Activision Blizzard Without Cause or Termination by Employee for Good Reason(3) ($)	Termination by Activision Blizzard Without Cause or Termination by Employee for Good Reason Following a Change of Control(4) ($)
Robert Kotick
Salary-based severance(5)	0	62,500	0	125,000	187,500
Lump-sum bonus-based severance(6)	3,177,979	3,177,979	0	9,454,420	14,181,630
Benefits continuation(7)	31,305	73,117	41,812	73,117	73,117
Impact on equity awards(8)	—	—	0	—	—
TOTAL	3,209,284	3,313,596	41,812	9,652,537	14,442,247

(1) Termination due to Death or Disability

Upon a termination due to death or disability (which termination due to disability is subject to certain advance notice requirements), Mr. Kotick would have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2021);

•

an amount equal to the bonus he received under the CAIP for the year immediately preceding the year in which the termination occurs, prorated to reflect the number of days worked during the year in which the termination occurs;

•

immediate vesting of his stock options (of which there were none that were unvested as of December 31, 2021), which would have remained exercisable for five years or, if earlier, until their original expiration date;

•

continued vesting of his unvested PSUs (of which there were none as of December 31, 2021), based on the actual attainment of the underlying performance targets, as if his employment had not been terminated; and

•

continuation of health/medical insurance benefits for him and his then-current spouse and minor children, if any, for a period of two years following his termination date.

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Upon a termination due to disability, Mr. Kotick would also have received:

•

an amount equal to 100% of his annual base salary (at the rate in effect on his termination date), payable in equal installments over the 12-month period following his termination date; and

•

continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022, and our reimbursement of up to $80,000 per year of premiums in respect of his then-existing policies from March 16, 2022, until the tenth anniversary of his employment agreement (i.e., October 1, 2026).

(2) Termination for Cause

Upon a termination for cause, all of Mr. Kotick’s unvested equity and vested but unexercised options would have been forfeited. Mr. Kotick would have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2021); and

•

continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022, and our reimbursement of up to $80,000 per year of premiums in respect of his then-existing policies from March 16, 2022, until the tenth anniversary of his employment agreement (i.e., October 1, 2026).

Under the Kotick Employment Agreement, “cause” means a determination by our Board that Mr. Kotick: (1) engaged in an act of fraud or embezzlement in respect of us or our funds, properties, or assets; (2) was convicted of, or pled guilty or nolo contendere to, a felony under the laws of the U.S. or any state thereof; (3) engaged in willful misconduct or gross negligence in connection with the performance of his duties that has caused or is highly likely to cause severe harm to us; (4) was intentionally dishonest in the performance of his duties under his employment agreement and such dishonesty had a material adverse effect on us; or (5) materially breached his material obligations under his employment agreement.

(3) Termination Without Cause or for Good Reason

Upon a termination of employment by us without cause or by him for good reason, other than during the 12-month period following a change of control, Mr. Kotick would have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2021);

•

a bonus under the CAIP for the year in which the termination occurred based on actual performance (of which there was none as of December 31, 2021), prorated to reflect the number of days worked during the year in which the termination occurs;

•

an amount equal to 200% of the sum of (1) his base salary (at the rate in effect on his termination date), and (2) his target annual bonus for 2016, the year in which the term of his employment under the Kotick Employment Agreement began (which was $4,727,210), payable in equal installments over the 12-month period following his termination date;

•

immediate vesting of his stock options (of which there were none that were unvested as of December 31, 2021), which would have remained exercisable for five years or, if earlier, until their original expiration date;

•

continued vesting of his unvested PSUs (of which there were none as of December 31, 2021), based on the actual attainment of the underlying performance targets, as if his employment had not been terminated;

•

continuation of health/medical insurance benefits for him and his then-current spouse and minor children, if any, for a period of two years following his termination date; and

•

continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022, and our reimbursement of up to $80,000 per year of premiums in respect of his then-existing policies from March 16, 2022, until the tenth anniversary of his employment agreement (i.e., October 1, 2026).

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Under the Kotick Employment Agreement, subject to certain advance notice requirements and our right to cure, “good reason” means the occurrence of any of the following without Mr. Kotick’s consent: (1) a reduction in his base salary or target annual bonus; (2) a material reduction in certain benefits to which he is contractually entitled; (3) the assignment to him of any duties materially inconsistent with his position, duties, responsibilities, authority, or status with us or a material adverse change in his duties, responsibilities, authorities, reporting responsibilities, titles, or offices as in effect before such assignment or change (including his ceasing to have the title of Chief Executive Officer of Activision Blizzard (or, following a change of control, our successor or ultimate parent entity)); (4) his failure to be nominated for election as a member of our Board; (5) our material breach or failure to perform, when due, any of our obligations under his employment agreement; (6) any purported termination of his employment in contravention of the notice provision of his employment agreement; (7) a good faith determination by him that he is not able to discharge his duties effectively by reason of directives from our Board requiring him to perform duties not directly related to our operations; or (8) any purported termination of his employment in violation of our Bylaws.

(4) Termination Without Cause or for Good Reason following a Change of Control

Upon a termination of employment by us without cause or by him for good reason during the 12-month period following a change of control, Mr. Kotick would have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2021);

•

a bonus under the CAIP for the year in which the termination occurred based on actual performance (of which there was none as of December 31, 2021), prorated to reflect the number of days worked during the year in which the termination occurs;

•

an amount equal to 300% of the sum of (1) his base salary (at the rate in effect on his termination date) and (2) his target annual bonus for 2016, the year in which the term of his employment under the Kotick Employment Agreement began (which was $4,727,210), payable in equal installments over the 12-month period following his termination date;

•

immediate vesting of his stock options (of which there were none that were unvested as of December 31, 2021), which would have remained exercisable until their original expiration date;

•

continued vesting of his unvested PSUs (of which there were none as of December 31, 2021), based on the actual attainment of the underlying performance targets, as if his employment had not been terminated;

•

continuation of health/medical insurance benefits for him and his then-current spouse and minor children, if any, for a period of two years following his termination date; and

•

continuation of his supplemental life insurance benefits via our reimbursement of the premiums in respect of his existing policy through its expiration on March 15, 2022, and our reimbursement of up to $80,000 per year of premiums in respect of his then-existing policies from March 16, 2022, until the tenth anniversary of his employment agreement (i.e., October 1, 2026).

To the extent that any amount would constitute a “parachute payment” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code, then the payments would be payable either (A) in full, notwithstanding that some or all of such payment may be subject to such excise tax or (B) in such lesser amount that would result in no portion of such payments being subject to such excise tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income or excise taxes (including such excise tax) results in Mr. Kotick receiving the greater amount on an after-tax basis.

Under the Kotick Employment Agreement, “change of control” means: (a) any person or group becomes the beneficial owner of 25% or more of our outstanding voting stock; (b) the failure of the directors who constituted our Board as of the effective date of his employment agreement (i.e., October 1, 2016) (or replacements for such directors who are approved by a majority of such directors) to constitute a majority of our Board, other than as a result of (x) voluntary resignations or removals for good cause or (y) appointments as a result of an actual or threatened proxy contest; or (c) a consolidation, merger, or sale of all or substantially all of our assets in which our shareholders immediately before such transaction do not retain in excess of 65% of the combined voting power of the entity resulting from that transaction in substantially the same proportion as their ownership of the voting securities of Activision Blizzard immediately before the transaction.

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(5) Salary-Based Severance

For purposes of this table, the rate of base salary used was the rate to which Mr. Kotick asked that his salary be reduced in October 2021—$62,500. Although Mr. Kotick has voluntarily reduced his total compensation, the Kotick Employment Agreement remains in full force and effect.

(6) Lump-Sum Bonus-Based Severance

The amounts shown in the table represent:

•

a multiple of Mr. Kotick’s target bonus under the CAIP for a termination without cause or for good reason, as described in footnotes (3) and (4); and

•

for all termination scenarios other than a termination for cause, a bonus for the year in which the termination occurred (or in the case of death or disability, the year before the year in which the termination occurred) based on actual performance for that year, prorated to reflect the number of days worked during the year in which the termination occurs.

Amounts shown for the pro rata bonus have already been disclosed in the Summary Compensation Table above.

(7) Continuation of Insurance Benefits

Please see footnotes (1)–(4) for a description of continuation of insurance benefits under the various termination scenarios. The amounts shown in the table represent the estimated cost to us for continuation of health/medical and/or life insurance benefits, as applicable, based on the cost to us of providing those benefits as of December 31, 2021.

(8) Impact on Equity

Please see footnotes (1), (3) and (4) for a description of the impact of a termination of employment under the various termination scenarios on Mr. Kotick’s equity awards. Mr. Kotick had no unvested equity outstanding as of December 31, 2021, so there are no amounts attributable to such awards for purposes of this table. For more information on the equity awards made to Mr. Kotick, see “—Employment Agreements—Robert Kotick” above.

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Potential Payments upon Termination to Armin Zerza, Daniel Alegre, Brian Bulatao, and Grant Dixton

Name and Type of Payment/Benefit	Death(1) ($)	Disability(1) ($)	Termination by Activision Blizzard For Cause(2) ($)	Termination by Activision Blizzard Without Cause or Termination by Employee for Good Reason(3) ($)	Termination by Activision Blizzard Without Cause or Termination by Employee for Good Reason Following a Change of Control(4) ($)
Armin Zerza
Salary-based severance	1,600,000	1,800,000	0	1,800,000	1,800,000
Lump-sum bonus-based severance(5)	—	—	0	—	—
Additional severance(6)	—	—	0	—	—
Impact on equity awards(7)	—	—	0	—	—
TOTAL	1,600,000	1,800,000	0	1,800,000	1,800,000
Daniel Alegre
Salary-based severance	2,700,000	1,687,500	0	1,687,500	1,687,500
Lump-sum bonus-based severance(5)	—	—	0	—	—
Additional severance(6)	1,666,667	1,666,667	—	1,666,667	1,666,667
Impact on equity awards(7)	—	—	0	—	—
TOTAL	4,366,667	3,354,167	0	3,354,167	3,354,167
Brian Bulatao
Salary-based severance	—	—	0	—	—
Lump-sum bonus-based severance(5)	—	—	0	—	—
Additional severance(6)	—	—	—	—	—
Impact on equity awards(7)	—	—	0	—	—
TOTAL	—	—	0	—	—
Grant Dixton
Salary-based severance	—	—	0	—	—
Lump-sum bonus-based severance(5)	—	—	0	—	—
Additional severance(6)	—	—	—	—	—
Impact on equity awards(7)	—	—	0	—	—
TOTAL	—	—	0	—	—

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(1) Termination due to Death or Disability

In the event of a termination due to death, each of Messrs. Zerza, Alegre, Bulatao, or Dixton or would have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2021);

•

a bonus under the CAIP for the year in which the termination occurred based on actual performance (of which there was none as of December 31, 2021), prorated to reflect the number of months worked during the year in which the termination occurs;

•

a lump-sum payment equal to 200% of their annual base salary (at the rate in effect on their termination date), less any payments received or to which they became entitled under Company-provided life insurance (which payments, for purposes of this table, are assumed to be zero);

•

“additional severance,” as described in footnote (6); and

•

“additional equity amounts” (of which there were none as of December 31, 2021), as described in footnote (8).

In the event of a termination due to disability, each executive would have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2021);

•

a bonus under the CAIP for the year in which the termination occurred based on actual performance (of which there was none as of December 31, 2021), prorated to reflect the number of months worked during the year in which the termination occurs;

•

salary continuation through the expiration date of their employment agreement (at the rate in effect on their termination date), less any payments received or to which they became entitled under Company-provided long-term disability insurance (which payments, for purposes of this table, are assumed to be zero);

•

“additional severance” (of which there was none as of December 31, 2021, except for Mr. Alegre), as described in footnote (6); and

•

“additional equity amounts” (of which there were none as of December 31, 2021), as described in footnote (7).

Notwithstanding the foregoing, the maximum value of the severance that any of Messrs. Zerza, Bulatao, or Dixton would have received in the event of a termination due to death or disability would not have exceeded the executive’s prior year’s target compensation, as determined by the Compensation Committee at its discretion, unless the target for AB Adjusted OI in our AOP for the year immediately preceding the year in which the termination occurred (i.e., 2020 for a termination as of December 31, 2021) was greater than or equal to the target for AB Adjusted OI in our AOP for the year in which the termination occurred (i.e., 2021 for a termination as of December 31, 2021), in which case our Chief Executive Officer may, at his discretion, increase this limit on the value of the executive’s severance. The limitation would not have had an impact on the amounts Mr. Zerza would have received, because the total amount of severance he would have received in the event of a termination due to death or disability on December 31, 2021, did not exceed his 2020 target compensation. For a termination due to death or disability as of December 31, 2021, neither Mr. Bulatao nor Mr. Dixton would have been entitled to any severance, because both were new to their roles in 2021 and they did not have target compensation for 2020 and, as the target for AB Adjusted OI in the Company’s 2020 AOP did not equal or exceed the target for AB Adjusted OI in our 2021 AOP, this limit on their severance was not subject to increase by our Chief Executive Officer.

Except as described in footnote (7), all the executives’ unvested equity would have been forfeited and vested options would continue to be exercisable for one year.

(2) Termination for Cause

None of Messrs. Zerza, Alegre, Bulatao, or Dixton would have received any payment in connection with their termination for cause, and all of their unvested equity and vested but unexercised options would have been forfeited.

Under each of the Zerza Employment Agreement and the Dixton Employment Agreement, “cause” means: our reasonable and good-faith determination that the executive: (1) engaged in gross negligence in the performance of his duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his employment; (2) engaged in fraud, dishonesty, or any other serious misconduct that caused, or has the potential to cause, harm to us or our subsidiaries, including our business or reputation; (3) materially violated any of our lawful

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directives or policies, any such directives or policies of our subsidiaries, or any applicable laws, rules, or regulations in connection with the performance of his duties; (4) materially breached his employment agreement or any other agreement with us or our subsidiaries; (5) materially breached any proprietary information agreement or confidentiality agreement with us or our subsidiaries; (6) was convicted of, or pled guilty or no contest to, a felony or crime involving dishonesty or moral turpitude; (7) materially breached his fiduciary duties to us or our subsidiaries; or (8) may not lawfully work for us at his assigned principal place of business.

Under the Alegre Employment Agreement, “cause” means: our reasonable and good-faith determination that the executive: (1) engaged in gross negligence in the performance of his duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his employment; (2) engaged in fraud, dishonesty, or any other serious misconduct that caused, or has the potential to cause, harm to us or our subsidiaries, including our business or reputation; (3) materially violated any of our lawful directives or policies, any such directives or policies of our subsidiaries, or any applicable laws, rules, or regulations in connection with the performance of his duties; (4) materially breached his employment agreement; (5) materially breached any proprietary information agreement or confidentiality agreement with us or our subsidiaries; (6) was convicted of, or pled guilty or no contest to, a felony or crime involving dishonesty or moral turpitude; or (7) materially breached his fiduciary duties to us or our subsidiaries.

Under the Bulatao Employment Agreement, “cause” means: our reasonable and good-faith determination that the executive: (1) engaged in gross negligence in the performance of his duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his employment; (2) engaged in fraud, dishonesty, or any other serious misconduct that caused, or has the potential to cause, harm to us, including our business or reputation; (3) materially violated any of our lawful directives or policies, any such directives or policies of our subsidiaries, or any applicable laws, rules, or regulations in connection with the performance of his duties; (4) materially breached his employment agreement; (5) materially breached any proprietary information agreement or confidentiality agreement with us; (6) was convicted of, or pled guilty or no contest to, a felony or crime involving dishonesty or moral turpitude; or (7) materially breached his fiduciary duties to us or our subsidiaries.

(3) Termination Without Cause or for Good Reason

Upon a termination by us without cause or by him for good reason, each of Messrs. Zerza, Alegre, Bulatao, and Dixton would have received:

•

any earned but unpaid bonuses for prior years (of which there were none as of December 31, 2021);

•

a bonus under the CAIP for the year in which the termination occurred based on actual performance (of which there was none as of December 31, 2021), prorated to reflect the number of months worked during the year in which the termination occurs;

•

salary continuation through the expiration date of their employment agreement (at the rate in effect on their termination date);

•

“additional severance” (of which there was none as of December 31, 2021, except for Mr. Alegre), as described in footnote (6); and

•

“additional equity amounts” (of which there were none as of December 31, 2021), as described in footnote (7).

Notwithstanding the foregoing, the maximum value of the severance that any of Messrs. Zerza, Bulatao, or Dixton would have received in the event of a termination by us without cause or by the executive for good reason would not have exceeded the executive’s prior year’s target compensation, as determined by the Compensation Committee at its discretion, unless the target for AB Adjusted OI in our AOP for the year immediately preceding the year in which the termination occurred (i.e., 2020 for a termination as of December 31, 2021) was greater than or equal to the target for AB Adjusted OI in our AOP for the year in which the termination occurred (i.e., 2021 for a termination as of December 31, 2021), in which case our Chief Executive Officer may, at his discretion, increase this limit on the value of the executive’s severance. The limitation would not have had an impact on the amounts Mr. Zerza would have received, because the total amount of severance he would have received in the event of a termination by us without cause or by him for good reason on December 31, 2021, did not exceed his 2020 target compensation. For a termination by us without cause, or by the executive for good reason as of December 31, 2021, neither Mr. Bulatao nor Mr. Dixton would have been entitled to any severance, because both were new to their roles in 2021 and they did not have target compensation for 2020 and, as the target for AB Adjusted OI in the Company’s 2020 AOP did not equal or exceed the target for AB Adjusted OI in our 2021 AOP, this limit on their severance was not subject to increase by our Chief Executive Officer.

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Except as described in footnote (7), all the executives’ unvested equity would have been forfeited and vested options would continue to be exercisable for 90 days.

Under each of the Zerza Employment Agreement, Alegre Employment Agreement, and Dixton Employment Agreement, subject to certain advance notice requirements and our right to cure, “good reason” means a relocation of the executive’s principal place of business to a location more than 50 miles from our current headquarters in Santa Monica, CA that materially and adversely affects the executive’s commute. Under the Bulatao Employment Agreement, subject to certain advance notice requirements and our right to cure, if and when Mr. Bulatao relocates from Texas to within 50 miles of our current headquarters in Santa Monica, CA, “good reason” means our subsequent relocation of Mr. Bulatao’s principal place of business to a location more than 50 miles from our headquarters that materially and adversely affects the executive’s commute. Unless and until Mr. Bulatao relocates to the Los Angeles area, he will not be entitled to the severance payments payable in connection with the termination of his employment for such for “good reason.”

Pursuant to the terms of each employment agreement, these payments and benefits would have ceased if the executive breached the post-termination provisions of their employment agreement. Please see “—Employment Agreements” above for a description of those obligations.

In addition, if Mr. Zerza or Mr. Dixton obtained any subsequent employment, any severance payable to them would have ceased. If Mr. Alegre obtained any subsequent employment, any severance payable to him would have been offset by the amount of his base compensation from his then-current employer (which payments, for the purposes of this table, are assumed to be zero). If Mr. Bulatao obtained any subsequent employment, any severance payable to him would have been offset by the amount of his income from his then-current employer (which payments, for the purposes of this table, are assumed to be zero), if approved by our Chief Executive Officer, or would have ceased completely if not so approved.

(4) Termination Without Cause or for Good Reason following a Change of Control

None of Messrs. Zerza, Alegre, Bulatao, or Dixton would have received any enhanced payments or benefits in the event of a change of control on December 31, 2021, regardless of whether they were terminated thereafter. However, to the extent that any payments or benefits would have constituted a “parachute payment” within the meaning of Section 280G of the Code and would have been subject to the excise tax imposed by Section 4999 of the Code, then the payments would have been made in the amount that would have resulted in the executive receiving the greatest amount on an after-tax basis.

(5) Lump-Sum Bonus-Based Severance

The amounts shown in the table represent the pro rata bonus for the year in which the termination occurred. These amounts have already been disclosed in the Summary Compensation Table. The executives are not entitled to a bonus with respect to the year of termination of employment in connection with a termination for cause.

(6) Additional Severance

If any of Messrs. Zerza, Alegre, Bulatao, or Dixton had been terminated due to death or disability, by us without cause, or by the executive for good reason, the executive would have been eligible for additional severance, payable in a lump sum, as follows:

•

Mr. Zerza: If such termination occurs after the end of 2021 (but before March 31, 2022), after the end of 2022 (but before March 31, 2023), or after the end of 2023 (but before March 31, 2024), and AB Adjusted OI for the applicable year (i.e., 2021, 2022, or 2023) is 90% or more of the target set forth in our AOP for such year, Mr. Zerza would receive a payment of $950,000 (which amounts are not cumulative).

•

Mr. Alegre: If such termination occurs after the end of 2020 (but before March 30, 2022) or after the end of 2022 (but before March 30, 2023), and AB Adjusted OI for the applicable year(s) (i.e., 2020 and 2021, on the one hand, or 2022) is 90% or more of the target set forth in our AOP for such year(s), Mr. Alegre would receive a payment of $1,667,667 (which amounts are cumulative to the extent the underlying conditions are met, so that a termination before March 30, 2022, could result in payment of $3,335,334).

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•

Mr. Bulatao: If such termination occurs after the end of 2021 (but before March 31, 2022), after the end of 2022 (but before March 30, 2023), or after the end of 2023 (but before March 30, 2024), and AB Adjusted OI for the applicable year (i.e., 2021, 2022, or 2023) is 90% or more of the target set forth in our AOP for such year, Mr. Bulatao would receive a payment of $950,000 (which amounts are not cumulative).

•

Mr. Dixton: If such termination occurs after the end of 2021 (but before June 29, 2022) or after the end of 2022 (but before June 29, 2023), and AB Adjusted OI for the applicable year (i.e., 2021 or 2022) is 90% or more of the target set forth in our AOP for such year, Mr. Dixton would receive a payment of $750,000 (which amounts are not cumulative).

AB Adjusted OI for both 2020 and 2021 were positive; AB Adjusted OI was higher than both 85% and 90% for 2020 and was between 85% and 90% for 2021.

For purposes of this table, the amounts shown represent only the payments that would have been received if a termination of employment had occurred on December 31, 2021.

(7) Impact on Equity

As described in footnotes (1) – (4), unvested equity generally would have been forfeited upon any termination of employment and vested options would have been forfeited upon a termination for cause. However, in the event of a termination due to death, disability, by us without cause, or by the executive for good reason between the end of a performance period underlying a tranche of certain grants made as an inducement to enter into an employment agreement with us and the vesting date for that tranche, the executive (or the executive’s heirs or estate) would be eligible to receive “additional equity amounts” in consideration of the termination of the restricted share units prior to vesting as follows:

•

Mr. Zerza: If such termination occurs between the end of a performance period underlying a tranche of the restricted share units granted to him that vest by reference to AB Adjusted OI and the vesting date for that tranche (e.g., between January 1, 2024 and March 31, 2024) and the performance objective under that tranche of that grant is achieved (e.g., the cumulative AB Adjusted OI objective for 2021–2023), Mr. Zerza would receive a payment equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the award had it not been canceled upon his termination and (y) the Nasdaq Official Closing Price per share of our Common Stock on May 6, 2021 (i.e., $93.03).

•

Mr. Alegre: If such termination occurs between the end of a performance period underlying a tranche of any of the restricted share units granted to him on May 7, 2020, and the vesting date for that tranche (e.g., between January 1, 2022, and March 30, 2022) and the performance objective under that tranche (e.g., the AB Adjusted EPS objective for 2021) is achieved, Mr. Alegre (or his heirs or estate) would receive a payment equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the award had it not been canceled upon his termination and (y) the closing price of our Common Stock on The Nasdaq Stock Market on May 7, 2020 (i.e., $73.10).

•

Mr. Bulatao: If such termination occurs between the end of a performance period underlying a tranche of the restricted share units granted to him on March 9, 2021, that vest by reference to AB Adjusted OI and the vesting date for that tranche (e.g., between January 1, 2022, and June 29, 2022) and the performance objective under that tranche of that grant is achieved (e.g., the AB Adjusted OI objective for 2021), Mr. Bulatao would receive a payment equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the award had it not been canceled upon his termination and (y) the closing price of our Common Stock on The Nasdaq Stock Market on March 9, 2021 (i.e., $92.50).

•

Mr. Dixton: If such termination occurs between the end of a performance period underlying a tranche of the restricted share units granted to him that vest by reference to AB Adjusted OI and the vesting date for that tranche (e.g., between January 1, 2022, and March 30, 2022) and the performance objective under that tranche of that grant is achieved (e.g., the AB Adjusted OI objective for 2021), Mr. Dixton would receive a payment equal to the product of (x) the number of shares he would have received upon vesting of that tranche of the award had it not been canceled upon his termination and (y) the closing price of our Common Stock on The Nasdaq Stock Market on August 5, 2021 (i.e., $80.32).

For purposes of this table, additional equity amounts are assumed to be zero, as the executives would not have been entitled to anything in respect thereof for a termination as of December 31, 2021.

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ENHANCED SEVERANCE PLAN

Pursuant to the terms of the Microsoft Merger Agreement, in March 2022, the Compensation Committee approved the material terms of an enhanced severance plan, which provides that a limited number of covered employees will be entitled to the following enhanced severance benefits in the event their employment is terminated by Microsoft, the Company, or their respective subsidiaries and affiliates without “cause” or by the executive for “good reason” (as such terms were agreed between Microsoft and the Company and will be included in the enhanced severance plan, when adopted), in either case, within 18 months following the completion of the proposed Microsoft transaction and subject to the executive’s execution of a customary release of claims: (1) the greater of (i) two times the sum of the named executive officer’s base salary and target annual cash incentive bonus (excluding any milestone or special bonus payments) and (ii) the severance payable under the named executive officer’s employment agreement; (2) a pro-rated target annual cash incentive bonus payment based on the percentage of the year completed as of the termination date; and (3) reimbursement of COBRA premiums for two years. See “—Potential Payments Upon Termination or Change of Control” above for a description of the severance payable under the NEOs’ employment agreements.

Additionally, pursuant to the Merger Agreement, Activision Blizzard and Microsoft agreed that certain of our employees, including named executive officers Grant Dixton, Brian Bulatao and Armin Zerza, will be entitled to terminate their employment within 60 days following the six-month anniversary of the effective time, which will be deemed a termination by the executive for “good reason,” entitling the executive officer to the equity acceleration benefits described in the Merger Proxy Statement and the severance benefits under their individual arrangements or, if greater, the enhanced severance plan described above. For details regarding any amounts payable to our NEOs if the proposed transaction with Microsoft is completed, please see the Merger Proxy Statement.

CEO PAY RATIO

SEC rules require annual disclosure of a reasonable estimate of the ratio of the annual total compensation of the Company’s principal executive officer to the annual total compensation of the Company’s median employee.

To identify our median employee for purposes of this disclosure, we first defined a pool of all individuals employed by us (other than our principal executive officer) on a chosen date—November 15, 2020—and then selected our median employee from that pool, all as explained in the proxy statement for our 2021 annual meeting of shareholders filed with the SEC on Schedule 14A on May 3, 2021. As permitted under SEC rules, we are using the same median employee identified for purposes of calculating the CEO pay ratio in 2020. We believe there has been no change in 2021 to our employee population, employee compensation arrangements, or the circumstances of that median employee since he or she was first identified that would result in a significant change to our pay ratio.

Our principal executive officer is our Chief Executive Officer, Mr. Kotick. The form and amount of our Chief Executive Officer’s proxy-reported compensation for 2021 reflects, among other things, Mr. Kotick’s request that his total compensation be reduced to the lowest amount permitted to be paid to exempt employees under California law until the Company has made appropriate progress toward the achievement of the Transformational Goals (see “Corporate Governance Matters—Workplace and Culture—Transformational Gender-Related Goals and Other Commitments”).

We calculated annual total compensation for our median employee using the same methodology we use to calculate the compensation for our NEOs set forth in the “Summary Compensation Table” above. For 2021, the annual total compensation of our median employee was $117,207. The reported annual total compensation of our Chief Executive Officer for 2021 was $826,549. Based on this, our estimate of the CEO-to-median employee pay ratio is 7 to 1.

Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES REGARDING TRANSACTIONS WITH RELATED PARTIES

Related Person Transactions Policy

We have a Related Person Transactions Policy pursuant to which the Audit Committee evaluates transactions, arrangements, or relationships (or any series of similar transactions, arrangements, or relationships) in which: (1) we were, are, or will be a participant, whether directly or indirectly; (2) the amount involved exceeds $120,000; and (3) a related person had, has, or will have a direct or indirect interest. For the purposes of the policy, a “related person” is (a) any person who is, or was at any time since the beginning of our last fiscal year, a director, a person nominated for election to our Board, or one of our executive officers, (b) any person who beneficially owns more than 5% of our Common Stock, or (c) any person who is, or was at any time since the beginning of our last fiscal year, an immediate family member of any person covered by (a) or (b). Our Related Person Transactions Policy can be found on our website at investor.activision.com/related-person-transactions-policy.

Our Related Person Transactions Policy is generally designed to capture any transaction that the Company would be required to disclose pursuant to Item 404 of Regulation S-K.

Our Chief Legal Officer is generally responsible for making an initial determination as to whether something is a related party transaction within the meaning of our Related Person Transactions Policy and notifying the Audit Committee if they conclude that it is. The Audit Committee evaluates each related person transaction, taking into consideration the following factors:

•

the purpose of the transaction and what benefit it provides to the Company;

•

the terms of the transaction and whether they are arm’s-length;

•

the direct or indirect nature of the related person’s interest in the transaction;

•

whether comparable goods or services are available from non-related persons;

•

whether the transaction was initiated by the Company or the related person;

•

whether the transaction was undertaken in the ordinary course of our business;

•

the expected term of the transaction and the approximate dollar value involved, particularly as it relates to the related person;

•

the potential for reputational harm;

•

applicable law and listing standards;

•

our Certificate of Incorporation and our Bylaws; and

•

any other facts and circumstances the Audit Committee believes are relevant.

The Audit Committee may approve or ratify the related party transaction if it determines the transaction is in the best interests of the Company and consistent with law and our Certificate of Incorporation and our Bylaws. If the Audit Committee does not approve or ratify the transaction, it may be voided, terminated, or amended by us, if so directed by the Audit Committee.

Code of Conduct and Conflicts of Interest

Our Code of Conduct addresses the handling of actual and potential conflicts between our interests and the interests of our employees, including our executive officers, and our directors, which may include related party transactions. In accordance with our Code of Conduct, such actual or potential conflicts of interest must be disclosed to the Company. Once disclosed, our ethics & compliance team, working with relevant parties, will evaluate the conflict and determine how to manage or resolve it.

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RELATIONSHIPS AND TRANSACTIONS

Business Use of Aircraft Indirectly Owned by Our Chief Executive Officer

Our CEO indirectly owns aircraft that are operated by a Federal Aviation Administration-certified charter operator that is indirectly owned and managed by him. From time to time, our CEO and other Company executives and directors use these aircraft for travel in connection with our business. We currently pay up to 95% of the charter operator’s regular hourly flight charges plus 100% of the actual, third-party costs incurred by the charter operator in obtaining goods and services for the flights. In addition, the charter operator does not charge us customary cancellation fees or require us to commit to a customary block charter guarantee. Our arrangement with the charter operator allows us to avoid the expense of operating an in-house flight department. During 2021, the Company paid $990,962 for use of these aircraft by our employees, executives, and directors. Such use was authorized by the Audit Committee, which believes this arrangement provides Activision Blizzard with substantial value because our cost is less than the cost we would incur if we were to charter aircraft from another operator and pay market rates or commit substantial Company capital to own and operate our own aircraft. In addition, the arrangement allows for greater time efficiency and productivity and enhanced safety and security for our executives and directors.

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AUDIT-RELATED MATTERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The table below sets forth the categories and amounts paid to PwC for professional audit services for the audit of the Company’s financial statements for the years ended December 31, 2021, and 2020 (including out-of-pocket expenses incurred by PwC in connection with providing such services and billed to us), and fees billed for other services in fiscal years 2021 and 2020.

	Year Ended
	December 31, 2021	December 31, 2020
Audit Fees(1)	$7,095,608	$8,028,335
Audit-Related Fees(2)	89,417	33,000
Tax Fees(3)	2,981,132	2,974,245
All Other Fees(4)	5,000	9,200
TOTAL	$10,171,157	$11,044,780
(1)

Audit Fees: This category includes: services provided in connection with the annual audit of our financial statements (including required quarterly reviews of financial statements included in our Quarterly Reports on Form 10-Q); services provided in connection with the annual audit of our internal control over financial reporting, as required by Section 404 of the Sarbanes Oxley Act of 2002; statutory audits required for certain of our non-U.S. subsidiaries; consents, assistance with, and review of, documents filed with the SEC; and other services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)

Audit-Related Fees: This category includes fees primarily related to compliance attestation services.

(3)

Tax Fees: This category includes services rendered for U.S. and foreign tax compliance and returns, transfer pricing, research and development tax credit, and other technical tax consulting.

(4)

All Other Fees: This category includes fees for all other services except those described above. Amounts relate to assistance with international industry filings, as well as license fees paid for a disclosure checklist and, for 2020, an online research tool.

PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with its charter, the Audit Committee must approve all audit and non-audit services before they are provided by PwC.

At the beginning of each year, the Audit Committee approves a budget with respect to audit and non-audit services expected to be provided during the year by PwC. Within that budget, the Audit Committee approves spending attributable to specified classes of services that PwC has historically provided. If proposed services do not fall within one of the pre-approved classes, the services must be specifically pre-approved by the Chair of the Audit Committee and reported to the Audit Committee at its next full meeting. Further, if proposed services would cause the aggregate spending in a particular category—audit, audit-related, tax, and all other—to exceed the pre-approved annual budget for that category of services, those proposed services must first be pre-approved by the Chair of the Audit Committee and reported to the Audit Committee at its next full meeting.

All services provided to the Company by PwC for 2021 were approved by the Audit Committee in accordance with these pre-approval policies and procedures.

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AUDIT COMMITTEE REPORT

Roles and Responsibilities: Management is responsible for the preparation of the Company’s financial statements and for our system of internal control over financial reporting. Our independent registered public accounting firm, PwC, is responsible for performing an independent audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), and for issuing a report thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and our system of internal control over financial reporting.

Required Disclosures and Discussions: The Audit Committee has reviewed and discussed with both management and our independent registered public accounting firm all annual audited financial statements prior to their issuance. Management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles (i.e., GAAP), and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent registered public accounting firm regarding the matters required to be discussed by both the PCAOB and the SEC, including under the PCAOB Auditing Standard 1301: Communications with Audit Committees. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from our independent registered public accounting firm under the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence, including a review of its audit and non-audit fees and services.

Committee Recommendation to Include the Financial Statements in the Annual Report: Based on these reviews and discussions, all of the Audit Committee members, whose names are listed below, recommended to our Board that it approve the inclusion of our audited financial statements in our Annual Report on Form 10-K for the period ended December 31, 2021, for filing with the SEC.

Members of the Audit Committee

Robert Corti (Chair), Hendrik Hartong III, and Peter Nolan

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PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed PwC to serve as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2022. Please see “Audit-Related Matters—Independent Registered Public Accounting Firm Fees” above for a description of the services provided to us by PwC during the years ended December 31, 2021, and 2020.

The Company has engaged PwC as our independent registered public accounting firm since 2008.

The Audit Committee meets annually without PwC present to evaluate PwC’s independence and performance in deciding whether to retain PwC or engage a different independent registered public accounting firm. During these reviews, the committee may consider, among other things:

•

the quality and efficiency of the services PwC provides, including input from management on PwC’s performance, including its effectiveness at demonstrating independent judgment, objectivity, and professional skepticism;

•

PwC’s judgments on critical accounting matters;

•

the quality and candor of PwC’s communications with the Audit Committee and management;

•

external data on PwC’s audit quality and performance, including recent PCAOB reports on PwC and its peer firms;

•

PwC’s independence and its processes for maintaining its independence;

•

PwC’s technical expertise and knowledge of the Company’s global operations and industry;

•

PwC’s global capabilities;

•

the appropriateness of PwC’s fees; and

•

PwC’s tenure as our independent registered public accounting firm, including the benefits of a longer tenure.

Benefits of Long Tenure	Independence Controls
•

Enhanced audit quality—PwC has significant institutional knowledge and deep expertise regarding the Company’s global business, accounting policies and practices, and internal control over financial reporting, and this enhances audit quality.

•

Competitive fees—In part because of PwC’s familiarity with the Company, we believe the fees we pay PwC are competitive with those of other independent registered public accounting firms.

•

Avoid costs and onboarding associated with new auditor— Bringing on a new auditor requires expenses related to educating the new auditor and a significant time commitment that could distract from management’s focus on financial reporting and internal controls.

•

Audit Committee oversight—Oversight includes regular private sessions with PwC, discussion with PwC about the scope of its audit, and a comprehensive annual evaluation when determining whether to continue to engage PwC.

•

Selection of Lead Engagement Partner—The Audit Committee and its Chair are actively involved in the selection of the new lead engagement partner in connection with the mandated rotation of that position every five years. In 2019, in connection with the mandated rotation of PwC’s lead engagement partner effective beginning with PwC’s audit of the Company’s 2020 financial statements, we interviewed PwC partners who met professional, industry and personal criteria, and selected finalists. The Chair of the Audit Committee participated in interviews with the finalists and helped select the lead engagement partner.

•

Rigorous limits on non-audit services—We require Audit Committee pre-approval of non-audit services, prohibit certain types of non-audit services that would otherwise be permissible under SEC rules, and only engage PwC when it is best suited for the job.

•

PwC’s strong internal independence process—PwC conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account, and rotates the lead engagement partner consistent with independence requirements.

•

Strong regulatory framework—PwC, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews, and PCAOB and SEC oversight.

•

Restrictions on hiring—The Audit Committee has adopted restrictions on our hiring of current or former partners and employees of the Company’s independent registered public accounting firm.

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Based on the most recent such evaluation, the Audit Committee and the Board believe that retaining PwC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022, is in the best interests of the Company and our shareholders. While our Audit Committee is responsible for selecting our auditors, and shareholder approval is not required for the appointment of PwC as our independent registered public accounting firm, we believe our shareholders should have the opportunity to ratify such appointment, and we are requesting they do so at the Annual Meeting.

Representatives of PwC are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they wish. They are also expected to be available to respond to appropriate questions.

REQUIRED VOTE AND BOARD RECOMMENDATION

This proposal will be approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. In the event our shareholders do not ratify the appointment, our Audit Committee will reconsider its selection next year. Even if the appointment is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 4 SHAREHOLDER PROPOSAL REGARDING THE NOMINATION OF AN EMPLOYEE REPRESENTATIVE DIRECTOR

GENERAL

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal will be voted on at our Annual Meeting only if properly presented at our Annual Meeting by or on behalf of the shareholder proponent.

As explained below, our Board unanimously recommends that you vote “AGAINST” proposal 4.

The proposal was submitted by the AFL-CIO Reserve Fund, 815 Black Lives Matter Plaza NW, Washington, DC 20006. The shareholder was the beneficial owner of at least $2,000 worth of our Common Stock for at least three years as of the date the proposal was submitted and has notified the Company of its intent to present the following proposal at the Annual Meeting.

PROPOSAL AND SUPPORTING STATEMENT

RESOLVED, shareholders of Activision Blizzard, Inc. (“Activision” or the “Company”) urge the Board of Directors (the “Board”) to adopt a policy of nominating a director candidate who is selected by the Company’s non-management employees (the “Employee Representative Director Nominee”). The Employee Representative Director Nominee shall be selected by non-management employees using an election process. Compliance with this policy shall be excused if the Employee Representative Director Nominee does not consent to serve on the Board or would cause the Company to violate any law, regulation, or stock exchange listing requirement.

SUPPORTING STATEMENT

Employee representation on boards of directors can contribute to long-term corporate performance in several ways. A non-management employee representative can result in better board decision-making by facilitating information sharing between the board and employees. Employees may be more productive and better motivated if they have a voice in the governance of the corporation. They may also be more willing to invest time and energy to develop firm-specific knowledge and experience that contributes to a high productivity workplace.

Employee board representation is common in Europe where over a dozen countries require some form of “co-determination” for private-sector companies. A recent academic study of co-determination in Germany did not find any negative profitability effects or detrimental changes in wages or investment levels resulting from employee representation on boards.1 The Organisation for Economic Co-operation and Development (“OECD”) has also urged that “[m]echanisms for employee participation should be permitted to develop.”2

We believe that including an employee representative on Activision’s Board will be particularly beneficial in light of recent allegations regarding sexual misconduct at the Company. Activision CEO Bobby Kotick reportedly had known for years about alleged sexual assault at the Company but did not inform the Board.3 The Securities and Exchange Commission, Equal Employment Opportunity Commission, and California Department of Fair Employment and Housing have launched investigations into how Activision has handled these allegations.4

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In our opinion, Activision can help repair its employees’ trust in the governance of the Company by adopting this proposal. We also believe that adopting this proposal will contribute to a needed refreshment of the Board by adding an employee perspective to Board deliberations. Finally, it is our view that an employee Board representative will help hold management accountable for employees’ concerns, including the prevention of workplace sexual harassment and assault.

For these reasons, we urge a vote FOR this proposal.

1 Simon Jäger, Benjamin Schoefer, Jörg Heining, “Labor in the Boardroom,” The Quarterly Journal of Economics, Volume 136, Issue 2, May 2021, Pages 669–725, https://doi.org/10.1093/qje/qjaa038.
2

OECD, G20/OECD Principles of Corporate Governance, 2015, https://doi.org/10.1787/9789264236882-en.

3

Kirsten Grind, Ben Fritz, Sarah Needleman, “Activision CEO Bobby Kotick Knew for Years About Sexual- Misconduct Allegations at Videogame Giant,” The Wall Street Journal, November 16, 2021, https://www.wsj.com/articles/activision-videogames-bobby-kotick-sexual-misconduct-allegations-11637075680.

4

Kirsten Grind, Sarah Needleman, “SEC Is Investigating Activision Blizzard Over Workplace Practices, Disclosures” The Wall Street Journal, September 20, 2021, https://www.wsj.com/articles/sec-is-investigatingactivision-blizzard-over-workplace-practices-disclosures-11632165080.

OPPOSING STATEMENT

Board Statement

The Board recommends that you vote “Against” this proposal.

The Board supports the Company’s mission of becoming the most welcoming, inclusive company in our industry and leadership’s commitments to produce meaningful change and provide employees the resources, avenues to provide feedback, and support to succeed in our collective aspiration to be the model workplace in our industry.

While the Board appreciates hearing the perspectives of our shareholders, as we describe below, we do not believe this proposal is in the best interests of the Company or its shareholders.

The independent Nominating and Corporate Governance Committee undertakes a thorough process of evaluating director nominees, which seeks to assure that our director candidates reflect a diversity of perspectives, backgrounds, and experiences, meet the Board’s immediate and ongoing needs with regard to experience and skills, and contribute to the overall makeup of the Board, among other important factors. The Nominating and Corporate Governance Committee also considers how nominees would affect the independence of the Board as a whole.

The Company has existing corporate governance practices and procedures for nominating and considering Board members.

The proposal would require that the Board nominate a director selected solely by the employees, who, if elected, would be a non-independent member of the Board. This approach seeks to replace the careful judgment of the Board as to the criteria that should be reflected in a director candidate pool. As described under “Proposal 1—Election of Directors—How We Identify Candidates for our Board,” the Nominating and Corporate Governance Committee considers several attributes in its selection of director candidates, including a candidate’s experience; knowledge; skills; expertise; personal and professional integrity; character; business judgment; time availability in light of other commitments; and independence. In addition, our Corporate Governance Principles and Policies reflect our commitment to Board diversity, providing that the initial list from which any new independent director nominee is chosen includes qualified female and racially/ethnically diverse candidates.

The Board and Nominating and Corporate Governance Committee must have discretion to determine the director criteria to best serve the shareholders of the Company, as this continuously evolving criteria is necessary to help guide the Company in achieving its strategic priorities and managing risk. This is particularly important in light of the scope and complexity of the Company’s business. Providing non-management employees with a dedicated position on the Board utilizing a different process for Board representation or applying a different set of qualifications would adversely affect the role of the Board in this process.

We also believe that an employee candidate for our Board should be evaluated by the same criteria and standards as any other director candidate. The proposal would require us to deviate from the rigor of our existing processes and undermine the role of our Nominating and Corporate Governance Committee and the Board in one of the most critical and strategic

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elements of corporate governance—the selection of director candidates. Importantly, inclusion of a non-management employee would decrease the level of independence on the Board, and therefore its effectiveness. Based on investor feedback, we have only allowed independent directors to serve on board committees and eight of our ten Directors are independent.

Feedback from our employees is deeply valued. In addition to existing channels of communication, we have taken a number of steps to expand mechanisms for feedback and also to improve our workplace and address specific concerns. These include:

•

In November 2021, the Board formed the “Workplace Responsibility Committee,” comprised of two independent directors, to oversee the Company’s progress in successfully implementing its workplace policies, procedures, and commitments. The Committee will, among other things, develop key performance indicators and/or other means to measure progress and ensure accountability, in consultation with management.

•

The Company launched Upward Feedback in December 2021, an annual process where employees share constructive, actionable feedback to their managers through an anonymous survey, enabling awareness regarding managers’ inclusive behaviors and commitment to living our values and has provided a summary of the results to the Chief Executive Officer and the Workplace Responsibility Committee.

•

Employee engagement also plays a critical role in how we identify and improve the way we work. We gather our employees’ views through multiple means, including small group meetings with leadership, pulse surveys, listening sessions and the newly added annual upward feedback program. We emphasize to employees that the feedback program is an excellent opportunity to “provide honest, candid feedback about their experience working for the Company.” Our employee feedback is dynamic and relevant to our employees’ immediate needs.

* * * *

The Company welcomes the perspective of our shareholders, including by their vote on this proposal. However, given our robust director nomination process, our commitment to strong corporate governance practices, our enhanced channels of communication with our employees, and our continued dedication to improving our workplace, we believe the proposal to alter our Board nomination process is neither necessary nor in the best interests of our Company or our shareholders. Therefore, the Board unanimously recommends that you vote “AGAINST” proposal 4.

REQUIRED VOTE AND BOARD RECOMMENDATION

This proposal will be approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. While our Board believes that the views of the Company’s shareholders are of the utmost importance and will carefully consider the outcome of the vote expressed by our shareholders when making future disclosure decisions, the vote will not be binding upon them. Our Board ultimately has a duty to act in what it believes to be the best interests of the Company and all its shareholders.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 4.

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PROPOSAL 5 SHAREHOLDER PROPOSAL REGARDING THE PREPARATION OF A REPORT ABOUT THE COMPANY’S EFFORTS TO PREVENT ABUSE, HARASSMENT, AND DISCRIMINATION

GENERAL

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal will be voted on at our Annual Meeting only if properly presented at our Annual Meeting by or on behalf of the shareholder proponent.

As explained below, our Board unanimously recommends that you vote “AGAINST” proposal 5.

The proposal was submitted by the New York State Common Retirement Fund, 110 State Street, 14th Floor, Albany, NY 12236. The shareholder was the beneficial owner of 1,552,194 shares of our Common Stock for at least one year as of the date the proposal was submitted and has notified the Company of its intent to present the following proposal at the Annual Meeting.

PROPOSAL AND SUPPORTING STATEMENT

Resolved

Shareholders request the Board of Directors of Activision Blizzard, Inc., to oversee the preparation of an annual public report describing and quantifying the effectiveness and outcomes of Company efforts to prevent abuse, harassment and discrimination against protected classes of employees. The report should also disclose the Company’s progress on relevant metrics and targets such as the:

•

total number and aggregate dollar amount of disputes settled by the Company related to sexual abuse, harassment or discrimination based on race, religion, sex, national origin, age, disability, genetic information, service member status, gender identify, or sexual orientation for the last three years;

•

Company’s progress toward reducing the average length of time it takes to resolve sexual abuse, harassment or discrimination complaints either through internal processes or litigation;

•

total number of pending sexual abuse, harassment or discrimination complaints the Company is seeking to resolve through internal processes or ligation; and

•

pay and hours worked consolidated data required by the California Department of Fair Employment and Housing (Department).

This report should not include the names of accusers or details of their settlements without their consent and should be prepared at a reasonable cost and omit any information that is proprietary, privileged, or violative of contractual obligations.

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Supporting Statement

An investigation of the Company by the Department resulted in litigation alleging discrimination, retaliation, and unequal pay. The Department estimates the Company’s total liability to 2,500 allegedly injured employees to be $930,320,000. For years, there have been alarming news reports that detail allegedly rampant sexual abuse, discrimination, harassment, and retaliation directed toward female employees.

Despite the allegations of the Department investigations and other reports, the Company’s 2020 ESG Report states that the Company “provid[es] our employees with the opportunities and resources they need to unlock their potential” develops games “that reflect the communities we serve...begin[ning] with a diverse and inclusive workplace, as “broad-appeal entertainment” cannot be developed “without people with diverse backgrounds and skills.” The Company claims it is “committed to ensuring equal pay for equal work while always rewarding superior performance,” and has considered “pay equity” in compensation decisions “for a number of years.”

A report such as the one requested would assist shareholders in assessing whether the Company is improving its workforce management, whether its actions align with the Company’s public statements and whether it remains a sustainable investment. Civil rights violations within the workplace including but not limited to sexual abuse, harassment, and discrimination can result in substantial costs to companies, including fines, penalties, legal costs, costs related to absenteeism, and reduced productivity.

The Company may also have difficulties in retaining and recruiting employees, given the public walk-outs and unmet demands for change by its employees. Reports and findings of misconduct at the Company may also jeopardize its relationships with key customers and consumers, putting the Company at further risk.

OPPOSING STATEMENT

Board Statement

The Board recommends that you vote “Against” this proposal. While the Board appreciates hearing the perspectives of our shareholders, we do not believe this proposal is in the best interests of the Company or its shareholders.

Summary

We as a Company are deeply committed to preventing all forms of abuse, harassment, and discrimination and creating a safe and welcoming workplace for all members of our community. We believe, however, that preparation of the proposed report is not the best way to achieve these goals, for these reasons:

•

First, the Board believes that, rather than diverting energy and resources toward creating yet another report, we should continue to directly respond to employee concerns. Focusing all our attention on these concerns is the best way quickly and effectively to create genuine change in our workplace.

•

Second, the proposed report itself, even if completed after significant time and expense, would create a set of metrics that are simply not the best measures of how the Company is responding to employee concerns. The Board is committed to measuring the speed and effectiveness of our changes accurately, not based on metrics that are not precisely tailored to our Company’s situation.

As such, the Company is of the view that continuing to focus its efforts on responding directly to employee concerns and continuing to implement workplace improvements is the best path forward.

The Company’s Initiatives So Far

To date, we have taken many significant steps to improve our workplace and address concerns identified by the proponent, including:

•

In November 2021, the Board of Directors formed the Workplace Responsibility Committee to oversee the Company’s progress in successfully implementing its workplace policies, procedures, and commitments. The Committee will, among other things, require management to develop key performance indicators and/or other means to measure progress and ensure accountability.

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•

The Company has investigated—and will continue to investigate—complaints of harassment, discrimination and retaliation raised through numerous reporting channels. In October 2021, the Company combined our investigations groups into one centralized “investigations unit” within the ethics & compliance team. This centralized unit with expanded resources increases our ability to conduct prompt investigations and maintain and measure consistency throughout investigations of all types and across the Company.

•

In October 2021, the Company announced the launch of a new zero-tolerance harassment policy Company-wide.

•

In response to employee feedback, the Company is waiving required arbitration for individual sexual harassment, discrimination, or related retaliation claims arising after October 28, 2021.

•

We are committed to continuing to grow our investment in anti-harassment and anti-discrimination training resources.

•

The Company launched “Upward Feedback” in December 2021, an annual process where employees share constructive, actionable feedback to their managers through an anonymous survey, enabling awareness regarding managers’ inclusive behaviors and commitment to living our values and has provided a summary of the results to the Chief Executive Officer and the Workplace Responsibility Committee.

•

Our Way2Play Heroes program is receiving additional resources and recognition through an overall expansion of the program. Way2Play Heroes are volunteers who help other employees understand reporting options, champion speaking up, and provide feedback and advise on how to strengthen our overall ethics & compliance program.

•

The Company released its “U.S. Pay Equity Review 2020” in October 2021. This review, conducted by an independent firm, showed that women on average earned slightly more than men for comparable work in 2020.

•

The Company also released its “2021 Representation Data” report in December 2021, based on data in Company records as of November 30, 2021, which includes detailed and disaggregated company data with respect to gender globally, and for the US, racial and ethnic diversity.

The Company’s Commitment to Transparency

We believe transparency with our stakeholders is an important part of our mission. Where we can, in light of privacy and other limitations, we expect to share more information with our employees and shareholders as to the outcome of our efforts relating to our workplace environment. For example, in our upcoming ESG report for 2021, we expect to make our consolidated EEO-1 report publicly available and may supplement our EEO-1 data with fuller information on the demographics of our workforce using classifications and job levels that we believe are more accurate and useful in assessing our progress in every country in which we operate.

Such disclosure will be tailored with the interests of our employees and shareholders in mind. We are committed to making meaningful and positive change, and our efforts to date are just the start.

At the same time, we have engaged with shareholders regarding our workplace environment and received input from them around the reporting of information such as that contemplated in the proposal. Consistent with our views, some of our shareholders have similarly expressed concerns that disclosing metrics like those requested in the proposal would not meaningfully inform the Company’s shareholders. As a foundational matter, the metrics would be presented without context or benchmarking to understand their relative significance and magnitude as compared to other companies. The volume of settled and pending claims, aggregate dollar amount of settled disputes, and the speed to resolution does not communicate whether the amount of such claims is reasonable or whether they were satisfactorily resolved.

Furthermore, disclosing data about such matters, even on an aggregated basis, could potentially reveal more information about an individual employee’s allegations than that employee would wish to reveal, while excluding that data at an employee’s request could lead to public reports that are misleading and not helpful to shareholders. Ultimately, reporting aggregated statistics would not present a complete or meaningful picture of the status of these matters or the Company’s improvements in its workplace. Such reporting would also divert resources away from our continuous efforts to improve our workplace culture and ensure a safe working environment.

Finally, the proposal is premised, in part, on an unsupported and, we believe, inaccurate and substantially overstated assessment of hypothetical

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liability calculated by an attorney in a filing made on behalf of the California Department of Fair Employment and Housing. The speculative liability estimate appears to be based on faulty assumptions, inaccurate guesses about factual matters, and multiple mathematical errors. This inaccurate information does not in any way lend support to the request in the proposal.

* * * * *

The Company welcomes the perspective of our shareholders, including by their vote on this proposal. However, for the reasons expressed above, we believe the proposal is neither necessary nor in the best interests of our Company or our shareholders. Therefore, the Board unanimously recommends that you vote “AGAINST” proposal 5.

******

REQUIRED VOTE AND BOARD RECOMMENDATION

This proposal will be approved if it receives the affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. While our Board believes that the views of the Company’s shareholders are of the utmost importance and will carefully consider the outcome of the vote expressed by our shareholders when making future disclosure decisions, the vote will not be binding upon them. Our Board ultimately has a duty to act in what it believes to be the best interests of the Company and all its shareholders.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL 5.

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BENEFICIAL OWNERSHIP MATTERS

SECURITY OWNERSHIP OF OUR OFFICERS AND DIRECTORS

The following table sets forth information, as of April 22, 2022, with respect to the beneficial ownership of our Common Stock by (1) our NEOs, (2) each director and each nominee for election as director, and (3) all current executive officers and directors as a group. Unless otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by such shareholder.

Name	Shares of Activision Blizzard Beneficially Owned
	Shares Owned (#)		Right to Acquire(1) (#)		Total Shares Owned plus Right to Acquire (#)	Percent of Outstanding Shares(2) (%)
Daniel Alegre	17,625		137,879	(3)	155,504	*
Reveta Bowers	15,955	(4)	670	(5)	16,625	*
Brian Bulatao	—		15,747	(3)	15,747	*
Robert Corti	121,687	(6)	670	(5)	122,357	*
Kerry Carr	—		—		—	*
Grant Dixton	—		—		—	*
Dennis Durkin	157,559		—		157,559	*
Hendrik Hartong III	39,064	(7)	670	(5)	39,734	*
Brian Kelly	1,156,091	(8)	81,346	(9)	1,237,437	*
Robert Kotick	4,296,550	(10)	2,201,878	(3)	6,498,428	*
Lulu Meservey	—		—		—	*
Barry Meyer	51,723	(11)	670	(5)	52,393	*
Robert Morgado	120,090	(12)	44,000	(13)	164,760	*
Peter Nolan	221,449	(14)	670	(5)	222,119	*
Dawn Ostroff	5,438		670	(5)	6,108	*
Casey Wasserman	23,730	(15)	670	(5)	24,400	*
Armin Zerza	13,469		53,355	(3)	66,824	*
All current directors and executive officers as a group (15 persons)	6,082,871	(16)	2,539,565	(17)	8,622,435	1.10
*

Less than 1%.

(1)

Consists of shares of our Common Stock that may be acquired upon (a) the exercise of stock options to purchase shares of our Common Stock that are exercisable on or within 60 days of April 22, 2022 (i.e., by June 21, 2022), and (b) the vesting of restricted share units reflecting the right to receive shares of our Common Stock that vest, or the settlement of vested restricted share units that settle, within 60 days of April 22, 2022 (i.e., by June 21, 2022).

(2)

The percent of outstanding shares was calculated by dividing the number of shares of our Common Stock beneficially owned by each beneficial owner or group of beneficial owners as of April 22, 2022 (including the number of shares that each beneficial owner or group of beneficial owners had the right to acquire within 60 days of that date) by the sum of (a) the total number of shares of our Common Stock outstanding on that date (i.e., 781,848,813) and (b) the number of shares that may be acquired by such beneficial owner or group of beneficial owners within 60 days of that date.

(3)

Consists of options to purchase shares of our Common Stock.

(4)

Consists of shares of our Common Stock held by the Bowers Family Trust of 2004. Ms. Bowers and her husband, Bobbie S. Bowers, are co-trustees and share voting and investment power with respect to those securities.

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(5)

Consists of RSUs.

(6)

Consists of (a) 59,409 shares held by the Jo Ann Corti Revocable Trust and (b) 62,278 shares held by the Robert J. Corti Revocable Trust.

(7)

Consists of (a) 37,843 shares directly held by Mr. Hartong, (b) 1,000 shares held in a trust for Mr. Hartong’s son, and (c) 221 shares indirectly held through the Susan Hartong Revocable Trust, as to which Mr. Hartong disclaims beneficial ownership.

(8)

Consists of (a) 22,226 shares directly held by Mr. Kelly, (b) 574,721 shares held by ASAC TJKS LLC, a limited liability company managed by Mr. Kelly, (c) one share held by ASAC II LLC, a limited liability company of which Messrs. Kelly and Kotick are the managers, as to which Mr. Kelly disclaims beneficial ownership except to the extent of his pecuniary interest therein, (d) 526,684 shares held by the 31427N Trust, of which Mr. Kelly is the trustee, as to which Mr. Kelly disclaims beneficial ownership, (e) 32,457 shares held by the Brian & Joelle Kelly Family Foundation, a charitable foundation of which Mr. Kelly is a trustee, as to which Mr. Kelly disclaims beneficial ownership and (f) two shares held indirectly by Delmonte Investments, LLC, of which Mr. Kelly is a member and manager.

(9)

Consists of (a) options to purchase 80,676 shares of our Common Stock and (b) 670 RSUs.

(10)

Consists of (a) 3,924,881 shares of our Common Stock held in the 10122B Trust, of which Mr. Kotick is the trustee and the sole beneficiary, (b) one share held by ASAC II LLC, a limited liability company of which Messrs. Kelly and Kotick are the managers, as to which Mr. Kotick disclaims beneficial ownership except to the extent of his pecuniary interest therein, (c) 371,666 shares held in the 1011 Foundation, Inc., a charitable foundation of which Mr. Kotick is the president, as to which Mr. Kotick disclaims beneficial ownership, and (d) two shares held indirectly by Delmonte Investments, LLC, of which Mr. Kotick is a member and manager.

(11)

Consists of (a) 25,860 shares held by The Barry Meyer Separate Property Trust, a trust for the benefit of Mr. Meyer’s wife and children of which Mr. Meyer is the trustee, and (b) 25,863 shares held by The Barry and Wendy Meyer Trust, of which Mr. Meyer and his wife, Wendy Meyer, are co-trustees and share voting and investment power with respect thereto.

(12)

Consists of (a) 80,599.32 shares of our Common Stock held by Mr. Morgado, and (b) 39,490.68 shares held by the Robert J. and Mary Lou Morgado Charitable Trust, a charitable foundation of which Mr. Morgado is a trustee, as to which Mr. Morgado disclaims beneficial ownership.

(13)

Consists of (a) options to purchase 44,000 shares of our Common Stock and (b) 670 RSUs.

(14)

Consists of (a) 86,392 shares of our Common Stock held by Mr. Nolan, (b) 101,507 shares held by the Nolan Family Trust and (c) 33,550 shares held by MIROEL Investments, LLC, of which Mr. Nolan owns one percent and the remainder is split among three trusts for the benefit of Mr. Nolan’s children and the Nolan Family Trust.

(15)

Consists of (a) 23,725 shares of our Common Stock held by the Casey Wasserman Living Trust, and (b) 5.46 shares held by Mr. Wasserman’s wife.

(16)

Includes shares of our Common Stock held indirectly by the individuals named in the table as described above, except for Mr. Durkin, who served as an executive officer during 2021, but is no longer employed by the Company.

(17)

Consists of (a) option to purchase 2,533,535 shares of our Common Stock and (b) 6,030 RSUs.

SECURITY OWNERSHIP OF HOLDERS OF MORE THAN 5% OF OUR COMMON STOCK

The following table sets forth information as to any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act known by us to be the beneficial owner of more than 5% of our Common Stock. The information in the table is based on a review of filings made with the SEC on Schedules 13D and 13G and the assumption that each of the persons named in the table continued to own the number of shares reflected in the table on April 22, 2022. As of April 22, 2022, there were 781,848,813 shares of our Common Stock outstanding.

	Shares of Activision Blizzard Beneficially Owned		Percent of Outstanding Shares
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	64,883,729	(1)	8.30%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	61,381,263	(2)	7.85%
Capital International Investors 333 South Hope Street, 55th Fl. Los Angeles, CA 90071	41,106,446	(3)	5.26%
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(1)

This information is based solely on a Schedule 13G/A filed with the SEC by The Vanguard Group, together with various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, on February 9, 2022. The Vanguard Group reported that as of December 31, 2021, it had shared voting power over 1,242,933 shares of our Common Stock, sole dispositive power over 61,739,820 shares of our Common Stock, and shared dispositive power over 3,143,909 shares of our Common Stock.

(2)

This information is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc., together with various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, on February 1, 2022. BlackRock, Inc. reported that as of December 31, 2021, it had sole voting power over 53,762,695 shares of our Common Stock and sole dispositive power over 61,381,263 shares our Common Stock.

(3)

This information is based solely on a Schedule 13G/A filed with the SEC by Capital International Investors, together with various of its direct and indirect subsidiaries, in their various fiduciary and other capacities, on February 11, 2022. Capital International Investors reported that as of December 31, 2021, it had sole voting power over 40,617,875 shares of our Common Stock and sole dispositive power over 41,106,446 shares of our Common Stock.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities. Those persons are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of Section 16(a) forms furnished to us and written representations from each person who was an executive officer or director during the year who did not file a Form 5 for 2021 that no such Form 5 was required, we believe that during 2021, all of our executive officers, directors, and persons who beneficially owned more than 10% of our Common Stock complied with all filing requirements of Section 16(a) of the Exchange Act on a timely basis, except for Mr. Hartong, who delinquently reported, on March 23, 2022, 14 purchases and five sales of our Common Stock that occurred during the period from August 27, 2021, to January 18, 2022, which were effected at the direction of the investment manager of a managed account in the name of a trust for the benefit of Mr. Hartong’s spouse. Mr. Hartong was not aware of any of the transactions at the time they were made.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of December 31, 2021, with respect to shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan Category	Number of shares of Common Stock to be issued upon exercise of outstanding options, warrants, and rights (#)	(1)	Weighted average exercise price of outstanding options, warrants, and rights ($)	(2)	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by shareholders:
Activision Blizzard, Inc. 2008 Incentive Plan, as amended and restated (the “2008 Plan”)	218,104		14.91		—	(3)
Activision Blizzard, Inc. 2014 Incentive Plan (i.e., the 2014 Plan)(4)	22,152,938	(5)	58.91		14,477,218	(6)
All shareholder approved plans	22,371,042	(5)	57.86		14,477,218
Equity compensation plans not approved by shareholders:
None	—		N/A		—
All non-shareholder approved plans	—		N/A		—
TOTAL	22,371,042	(5)	57.85		14,477,218
(1)

Reflects options to purchase shares of our Common Stock and, in the case of the 2014 Plan, 13,257,560 restricted share units, 4,476,758 of which have vesting tied to performance, each reflecting the right to receive a share of our Common Stock. This table excludes an aggregate of 19,192 shares issuable upon exercise of outstanding options and vesting of outstanding restricted share units assumed by the Company in connection with the 2016 acquisition of King. The weighted average exercise price of the excluded options is $12.39.

(2)

As there is no exercise price for restricted share units, the values in this column represent the weighted average exercise price of any outstanding stock options under the relevant plan.

(3)

Upon adoption of the 2014 Plan, we ceased making awards under the 2008 Plan.

(4)

The 2014 Plan permits the granting of non-qualified stock options, incentive stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units, and any other equity-based awards to our and any of our subsidiaries’ directors, officers, and other employees and consultants.

(5)

The number of shares assumes target performance for all outstanding unvested performance-vesting restricted share units (i.e., PSUs). If achievement of maximum performance is assumed, the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants, and rights as of December 31, 2021, would be 23,561,000 shares under the 2014 Plan and 23,779,104 shares under all shareholder approved plans.

(6)

The number of shares reserved for issuance under the 2014 Plan may be increased from time to time by: (X) the number of shares relating to awards outstanding under the 2008 Plan that: (a) expire, or are forfeited, terminated, or canceled, without the issuance of shares; (b) are settled in cash in lieu of shares; or (c) are exchanged, prior to the issuance of shares of our Common Stock, for awards not involving our Common Stock; (Y) if the exercise price of any stock option outstanding under the 2008 Plan is, or the tax withholding requirements with respect to any award outstanding under the 2008 Plan are, satisfied by withholding shares otherwise then deliverable in respect of the award or the actual or constructive transfer to the Company of shares already owned, the number of shares equal to the withheld or transferred shares; and (Z) if a SAR is exercised and settled in shares, the number of shares equal to the difference between the total number of shares with respect to which the award is exercised and the number of shares actually issued or transferred. The number of shares available for issuance under the 2014 Plan, as reflected in this table, assumes target performance of outstanding PSUs. If achievement of maximum performance is assumed, the number available for issuance under the 2014 Plan as of December 31, 2021, would be 13,306,452 shares.

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INFORMATION ABOUT THE 2022 ANNUAL MEETING

Q:

How can I reach the Company about meeting-related matters?

A:

If you need to provide any notice to the Company—such as to revoke your proxy, to request or decline householding, or to submit a proposal or director nomination, in each case as described below—you should send that notice and any accompanying materials to the Corporate Secretary or Investor Relations department, as indicated, at:

Activision Blizzard, Inc.

2701 Olympic Boulevard, Building B

Santa Monica, California 90404

Q:

Who may vote at the Annual Meeting?

A:

Only shareholders of record at the close of business on April 22, 2022 (the “record date”), are entitled to notice of, or to vote at, the Annual Meeting. There were 781,848,813 shares of our Common Stock outstanding and entitled to vote on the record date.

A list of the shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder of record, for any purpose germane to the Annual Meeting, at, and for the ten days before, the Annual Meeting at www.viewproxy.com/ATVI/2022.

Q:

How many votes may I cast?

A:

Each share of our Common Stock outstanding on the record date is entitled to one vote for each director nominee and one vote on each other matter presented for action at the Annual Meeting.

Q:

What if I hold my shares through a broker? What is the difference between holding shares as a “shareholder of record” and holding shares as a “beneficial owner”?

A:

If your shares are held through a broker, bank, or any other nominee, you hold your shares in “street name,” and you are considered the “beneficial owner” of those shares. As a beneficial owner, you are entitled to direct the firm that holds your shares how to vote your shares, or you can obtain a “legal proxy” from such broker, bank, or other nominee giving you the right to vote the shares at the meeting yourself.

If your shares are registered in your name with our stock transfer agent, Broadridge Financial Solutions, you are the “shareholder of record” and may vote your shares in person at the meeting or by proxy The voting methods available to shareholders of record are described below under “How do I vote by proxy?” and “How can I attend and vote at the Annual Meeting?”

Q:

Can my broker vote my shares without my instruction? What are “broker non-votes”?

A:

If you hold shares in street name through a broker, bank, or other nominee, you will receive separate instructions from that firm explaining how to provide instruction as to the voting of your shares. If you are a beneficial owner and you do not provide voting instructions to the broker, bank, or other nominee that holds your shares, that firm will only be allowed to exercise its discretion to vote your shares on proposal 3—the ratification of PwC as the Company’s independent registered public accounting firm. If you do not provide voting instructions with respect to proposals 1, 2, 4, or 5, your broker, bank, or other nominee will not be permitted to vote on those matters and your shares will not be counted. This is called a “broker non-vote.”

Q:

How many votes must be present in order for business to be conducted?

A:

There must be a quorum present for business to be conducted at the Annual Meeting. A quorum consists of the presence, in person or by proxy, of a majority of the shares of our Common Stock entitled to vote at the Annual Meeting. Both abstentions and broker non-votes will be included for purposes of determining whether a quorum is present.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	145

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Q:

What are my voting options with respect to each proposal and how many votes are required to approve each proposal?

A:

Proposal	Voting Options	Vote Required to Adopt Proposal	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes	Effect of Abstentions
Proposal 1 — Election of Directors	For, against, or abstain with respect to each nominee

The number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee by the holders of shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors

			No	No Effect	No Effect
Proposal 2 — Advisory vote to approve our executive compensation	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No Effect	Against
Proposal 3 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	Yes	N/A	Against
Proposal 4 — Shareholder proposal regarding the nomination of an employee representative director	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No Effect	Against
Proposal 5 — Shareholder proposal regarding the preparation of a report about the Company’s efforts to prevent abuse, harassment and discrimination	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No Effect	Against
Q:

What does it mean to vote by proxy?

A:

A vote via proxy authorizes Robert Kotick (our Chief Executive Officer), Grant Dixton (our Chief Legal Officer), and Frances Townsend (our Corporate Secretary), and each of them individually, with full power of substitution, to vote and otherwise represent all of the shares you are entitled to vote at the Annual Meeting, in accordance with your instructions, with the same effect as if you attended the meeting and voted such shares yourself.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	146

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Q:

How do I vote by proxy?

A:

Shareholders of record may vote by proxy in three ways:

•

Record holders can vote online before 11:59 p.m., Eastern Time, on June 20, 2022. Go to www.proxyvote.com, which is available 24 hours a day until the deadline. You will need your 16-digit control number from the notice of Internet availability of proxy materials or proxy card you received.

•

Record holders can vote by phone before 11:59 p.m., Eastern Time, on June 20, 2022. Call (800) 690-6903, which is available 24 hours a day until the deadline. You will need your 16-digit control number from the notice of Internet availability of proxy materials or proxy card you received.

•

Record holders who received a printed copy of the proxy card can vote by mail. Complete and return that proxy card in the postage-paid envelope provided. If you are a shareholder of record and you choose to vote by mail, your vote will be counted so long as your proxy card is received before the polls close at the meeting, but we urge you to complete, sign, date, and return the proxy card as soon as possible.

By Internet www.proxyvote.com
By telephone Call (800) 690-6903 or the number on your proxy card
By mail Sign, date and return your proxy card
Q:

What if I vote by proxy but do not provide specific instructions for every item?

A:

All shares of our Common Stock represented by valid proxies received before the Annual Meeting (so long as such proxies are not properly revoked) will be voted as directed. Any proxies given without direction will be voted FOR each of the ten director nominees named in this proxy statement (proposal 1), FOR the advisory approval of the Company’s executive compensation (proposal 2), FOR the ratification of PwC as the Company’s independent registered public accounting firm for 2022 (proposal 3), AGAINST the shareholder proposal regarding the nomination of an employee representative director (proposal 4), and AGAINST the shareholder proposal regarding the preparation of a report about the Company’s efforts to prevent abuse, harassment, and discrimination (proposal 5).

Q:

If I vote by proxy, can I change my vote?

A:

If you are a shareholder of record, you may revoke or change your proxy at any time before the proxy is voted at the Annual Meeting by: (1) sending a written notice of revocation of the proxy that is received by our Corporate Secretary before the Annual Meeting; (2) properly delivering a subsequently dated proxy; or (3) voting in person during the virtual Annual Meeting.

Q:

How can I attend and vote at the virtual Annual Meeting?

A:

To attend and participate in the meeting, visit https://viewproxy.com/ATVI/2022. You will need to enter your name, phone number, and email address. After you submit your information, you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

If you were a beneficial owner (i.e., you hold your shares through a broker, bank or other nominee) at the close of business on April 22, 2022, and you wish to vote at the Annual Meeting, you must also provide a legal proxy from your bank before the meeting. You can upload your legal proxy to the registration website or email it to virtualmeeting@viewproxy.com in advance of the meeting. If you do request and receive a legal proxy from your broker, bank or other nominee, you will not be able to give that nominee any further voting instructions to vote shares on your behalf. You must join the virtual Annual Meeting and vote or your shares will not be counted.

Instructions on how to connect to and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are posted at https://viewproxy.com/ATVI/2022.

You may log into the Annual Meeting platform beginning at 8:45 a.m., Pacific Time, on June 21, 2022. The Annual Meeting will begin promptly at 9:00 a.m., Pacific Time. We encourage you to access the Annual Meeting well before to the start time.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	147

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Q:

What if I do not have Internet access?

A:

Please call (213) 929-4212 and use the Conference ID 661-903-165 to listen to the Annual Meeting over the phone. If you participate by telephone, you will not be able to vote your shares or ask questions during the Annual Meeting.

Q:

How can I ask questions?

A:

We invite shareholders to submit questions for consideration at the virtual Annual Meeting at https://viewproxy.com/ATVI/2022. Shareholders will be able to submit questions in advance when registering for the meeting and any time during the week before the Annual Meeting (beginning at 9:00 a.m., Pacific Time, on June 14, 2022, and continuing through June 20, 2022, at 5:00 p.m., Pacific Time). Shareholders can submit questions during the meeting by typing in the Questions/Chat pane of the control panel. Questions should relate to the official business of the meeting, and management proposals in particular. Management will seek to answer questions when the related proposal or matter is up for consideration.

Q:

What if I have technical difficulties accessing or during the virtual Annual Meeting?

A:

If you encounter difficulties accessing the meeting or during the meeting, please go to www.viewproxy.com/ATVI/2022/VM, e-mail VirtualMeeting@viewproxy.com, or call (866) 612-8937 for assistance. Technical support will be available starting at 8:30 a.m., Pacific Time, on June 21, 2022, and will remain available until thirty minutes after the virtual Annual Meeting has concluded.

Q:

What if I have additional questions?

A:

If you have any additional questions, you may contact our Investor Relations department at (310) 255-2000 or submit a request in writing by email to ir@activision.com.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	148

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DIRECTOR NOMINATIONS AND OTHER SHAREHOLDER PROPOSALS FOR OUR 2023 ANNUAL MEETING

Q:

How can I nominate a director for election at the 2023 annual meeting and what is the deadline for that submission?

A:

Under our Bylaws, shareholders of record as of the time of giving the notice and as of the record date for the 2023 annual meeting may nominate a person for election to our Board at the 2023 annual meeting of our shareholders by providing proper notice to us no earlier than February 13, 2023, and no later than March 15, 2023 (unless the date of our 2023 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 120 days prior to the meeting and no later than the later of the 90th day before the meeting and the 10th day following the day on which notice of the date of the meeting is first mailed to the shareholders or public disclosure of the date of the annual meeting is first made, whichever first occurs). To be proper, the notice must be in writing and contain all the information required by our Bylaws, and must include the candidate’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must also provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2023 (unless the date of our 2023 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the notice must be provided by the later of the 60th day before the meeting and the 10th day following the day on which public disclosure of the date of the annual meeting is first made).

Our Bylaws also include a “proxy access” provision that permits a shareholder, or group of no more than 20 shareholders, owning at least 3% of our Common Stock continuously for at least three years, to nominate and include in our proxy materials for an annual meeting director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided the shareholder(s) and nominee(s) satisfy certain requirements. For a proxy access nomination to be considered timely for the 2023 annual meeting, we must receive it no earlier than November 30, 2022, and no later than December 30, 2022 (unless the date of our 2023 annual meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 150 days prior to the meeting and not later than the later of the 120th day before the meeting and the 10th day following the day on which notice of the date of the meeting is first mailed to the shareholders or public disclosure of the date of the annual meeting is first made, whichever first occurs). To be proper, any such proxy access nomination must be in writing and contain all the information required by our Bylaws, and must include the candidate’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected.

Any such nomination should be sent to our Corporate Secretary at the address set forth in the answer to the first question.

Shareholders also may submit director candidates directly to our Nominating and Corporate Governance Committee for consideration, as described under “Proposal 1—Election of Directors —How We Identify Candidates for Our Board—How Shareholders Can Recommend Director Candidates.”

If the proposed transaction with Microsoft is completed before we would otherwise be holding our 2023 annual meeting, such meeting will not occur and any director candidates submitted, even in accordance with our Bylaws, will not be considered by our shareholders.

If the proposed transaction with Microsoft has not already been completed by the time we would otherwise be holding our 2023 annual meeting of shareholders (in which case, such meeting will not occur), we intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	149

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Q:

How can I submit a proposal for the 2023 annual meeting and what is the deadline for that submission?

A:

Any shareholder may present a proposal to be included in the proxy statement for, and for consideration at, the 2023 annual meeting of our shareholders by submitting their proposal to us in writing, so we receive it on or before December 30, 2022 (unless the date of our 2023 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials for our 2023 annual meeting). For such proposal to be included in our proxy statement, it must otherwise be in compliance with Rule 14a-8 under the Exchange Act.

Shareholders who wish to present proposals before our 2023 annual meeting, but do not intend for those proposals to be included in the proxy statement for that meeting, may utilize the procedure in our Bylaws. Under our Bylaws, such proposals may be made by shareholders of record by providing proper notice to us in a timely manner containing the information required by our Bylaws. For such notice to be considered timely, we must receive it no earlier than February 13, 2023, and no later than March 15, 2023 (unless the date of our 2023 annual meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary date of the Annual Meeting, in which case the notice must be submitted no earlier than 120 days prior to the meeting and no later than the later of the 90th day before the meeting and the 10th day following the day on which notice of the date of the meeting is first mailed to the shareholders or public disclosure of the date of the annual meeting is first made, whichever first occurs). To be proper, the notice must be in writing and contain all the information required by our Bylaws and it must pertain to business that is a proper matter for shareholder action under the Delaware General Corporation Law.

Any such proposal should be sent to our Corporate Secretary at the address set forth in the answer to the first question above.

If the proposed transaction with Microsoft is completed before we would otherwise be holding our 2023 annual meeting, such meeting will not occur and any proposals submitted, even in accordance with Rule 14a-8 under the Exchange Act or our Bylaws, will not be considered by our shareholders.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	150

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AVAILABILITY OF PROXY MATERIALS ON THE INTERNET; DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS; FINANCIAL AND OTHER INFORMATION

Q:

What if I only received a printed notice about the availability of the proxy materials on the Internet and want a physical copy in the future?

A:

In lieu of distributing a printed copy of proxy materials for the Annual Meeting to every shareholder, we are making this proxy statement and our annual report for 2021 available to our shareholders on the Internet. Every shareholder who, as of the date on which such notice is mailed, has not requested to receive all proxy materials from us in printed form or via email will receive a printed notice regarding the Internet availability of those materials, which will include instructions on how to access them, as well as how to vote online.

If you received the notice and would prefer to receive a copy of the materials for the Annual Meeting or future annual meetings of our shareholders via email or would prefer to receive a printed copy of those materials by mail, in each case at no charge, please follow the instructions for obtaining the materials on the notice.

Q:

What if I received a physical copy of the proxy materials and only want an electronic copy in the future?

A:

If you received a printed copy of these materials and would prefer, in the future, to receive them via email or to receive a printed notice regarding their availability on the Internet, please call our Investor Relations department at (310) 255-2000 or submit a request in writing to Activision Blizzard, Inc., 2701 Olympic Boulevard, Building B, Santa Monica, California 90404, Attention: Investor Relations, or by email to ir@activision.com.

Q:

What if my household received multiple copies of the proxy materials and only wants one? What if I only received one copy of the proxy materials but want one for each member of my household holding stock?

A:

The SEC has adopted rules that permit companies to deliver a single notice regarding the availability of proxy materials on the Internet or a single copy of proxy materials to multiple shareholders sharing an address, unless a company has received contrary instructions from one or more of the shareholders at that address. In accordance with those rules, we may deliver a single notice or copy of proxy materials to multiple shareholders sharing an address but, upon request, we will promptly deliver a separate notice or a separate copy of proxy materials to one or more shareholders at a shared address to which a single notice or a single copy of proxy materials was delivered. You may request a separate notice or a separate copy of proxy materials by calling our Investor Relations department at (310) 255-2000 or by mailing a request to our Corporate Secretary. Shareholders at a shared address who receive multiple notices or multiple copies of proxy materials may request to receive a single notice or a single copy of proxy materials in the future in the manner described above.

Q:

How can I get a copy of the 2021 annual report to shareholders or the 2021 10-K?

A:

Our annual report to shareholders for the period ended December 31, 2021, including financial statements, is being provided to our shareholders at the same time as this proxy statement. If you would like to receive a copy of our 2021 10-K, or any of the exhibits listed therein, please call our Investor Relations department at (310) 255-2000, email ir@activision.com, or submit a request in writing to Activision Blizzard, Inc., 2701 Olympic Boulevard, Building B, Santa Monica, California 90404, Attention: Investor Relations. We will provide you with our 2021 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (i.e., the expenses we incur in providing you with the requested exhibits).

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	151

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OTHER MATTERS

COSTS OF THE ANNUAL MEETING AND PROXY SOLICITATION

The Company will bear the entire cost of the Annual Meeting and this proxy solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy card, the notice regarding the Internet availability of proxy materials, and any additional solicitation materials we send to shareholders. We have retained Innisfree M&A Incorporated as proxy solicitor for a fee of $25,000 plus out-of-pocket expenses. In addition, proxies may be solicited, personally or by mail, telephone, or email or other electronic means, by our directors, officers, and employees without additional compensation. We also will reimburse brokers, banks, and other nominees holding shares for beneficial owners of our Common Stock for their expenses in forwarding the proxy materials to those beneficial owners.

OTHER MATTERS COMING BEFORE THE ANNUAL MEETING

Our Board knows of no matters other than those described in this proxy statement that are expected to come before the Annual Meeting. The deadline for shareholders to notify us of any proposals or director nominations to be presented for action at the Annual Meeting has passed. Proxies may be voted subject to the discretion of the named proxy holders on matters incident to the conduct of the meeting.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the Annual Meeting, we urge you to promptly vote your shares by proxy. You may vote your shares by proxy by following the instructions under the heading “Information About the 2022 Annual Meeting” in this proxy statement. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you wish.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	152

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HELPFUL RESOURCES

ANNUAL MEETING
Proxy Statement	investor.activision.com/sec.cfm
Annual Report	investor.activision.com/annual-reports.cfm
Voting for Record Holders	www.proxyvote.com
SEC Information on Proxy Matters	www.sec.gov/spotlight/proxymatters.shtml
BOARD OF DIRECTORS
Board of Directors	www.activisionblizzard.com/board-of-directors
Audit Committee Charter	investor.activision.com/auditcommitteecharter
NCGC Charter	investor.activision.com/nominatingandcorporategovernancecommitteecharter
Compensation Committee Charter	investor.activision.com/compensationcommitteecharter
FINANCIAL REPORTING
Annual Reports	investor.activision.com/annual-reports.cfm
Quarterly Reports	investor.activision.com/results.cfm
COMPANY BUSINESS
Corporate Website	www.activisionblizzard.com/
Senior Corporate Management	www.activisionblizzard.com/leadership
Investor Relations	investor.activision.com/
Latest News	investor.activision.com/releases.cfm
Events and Presentations	investor.activision.com/events.cfm
GOVERNANCE DOCUMENTS
Bylaws	investor.activision.com/by-laws
Certificate of Incorporation	investor.activision.com/certificate-incorporation
Code of Conduct	www.activisionblizzard.com/code-of-conduct/
Corporate Governance Principles and Policies	investor.activision.com/corporate-governance-principles-and-policies
Equal Employment Opportunity Policy	investor.activision.com/Equal-Employment-Opportunity-Policy-PDF
Political Activities Disclosure	investor.activision.com/Political-Disclosure-PDF
Executive Stock Ownership Guidelines	investor.activision.com/executive-stock-ownership-guidelines
Policy on Recoupment of Performance-Based Compensation Related to Certain Financial Restatements	investor.activision.com/policy-recoupment-performance-based-compensation
Related Person Transactions Policy	investor.activision.com/related-person-transactions-policy

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this proxy statement.

www.activisionblizzard.com	ACTIVISION BLIZZARD, INC. 2022 Proxy Statement	153

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CALL OF DUTY ENDOWMENT ™

OUR MISSION:

16,138 TOTAL JOBS SECURED IN 2021

$64,163 AVERAGE STARTING SALARY IN 2021

$547 AVERAGE COST PER PLACEMENT IN 2021

$62M IN GRANTS MADE SINCE 2009

$1B* ECONOMIC VALUE CREATED FOR VETERANS IN 2021

*Value of first year salaries we helped veterans capture.

FOR MORE INFORMATION AND TO DONATE, PLEASE VISIT:
www.callofdutyendowment.org

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ACTIVISION BLIZZARD, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 20, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

SHAREHOLDER MEETING REGISTRATION
To attend and participate in the meeting, visit https://viewproxy.com/ATVI to register.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D83205-P68347 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ACTIVISION BLIZZARD, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Reveta Bowers	☐	☐	☐
1b. Kerry Carr	☐	☐	☐
1c. Robert Corti	☐	☐	☐
1d. Brian Kelly	☐	☐	☐
1e. Robert Kotick	☐	☐	☐
1f. Lulu Meservey	☐	☐	☐
1g. Barry Meyer	☐	☐	☐
1h. Robert Morgado	☐	☐	☐
1i. Peter Nolan	☐	☐	☐
1j. Dawn Ostroff	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory vote to approve our executive compensation	☐	☐	☐
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposals 4 and 5.	**For**	**Against**	**Abstain**
4. Shareholder proposal regarding the nomination of an employee representative director	☐	☐	☐
5. Shareholder proposal regarding the preparation of a report about the Company's efforts to prevent abuse, harassment and discrimination	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D83206-P68347

ACTIVISION BLIZZARD, INC.
Annual Meeting of Shareholders
June 21, 2022 9:00 AM PT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Robert Kotick, Grant Dixton and Frances Townsend or any of them, as proxies, each with the power to appoint his or her substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ACTIVISION BLIZZARD, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, Pacific Time on June 21, 2022, in a virtual only format at https://viewproxy.com/ATVI/2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side